As filed with the Securities and Exchange Commission on August 13, 2026

Securities Act Registration No. 333-295942

Investment Company Registration No. 811-24185

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 1	☒

SEI CARLYLE PRIVATE MARKETS FUND

(Exact Name of Registrant as Specified in Charter)

SEI Investments Company

One Freedom Valley Drive,

Oaks, PA 19456

(Address of Principal Executive Offices)

(610) 676-1000

(Registrant’s Telephone Number, Including Area Code)

David F. McCann, Esq.

SEI Investments Company

One Freedom Valley Drive, Oaks, Pennsylvania 19456

and

Katherine R. Mason, Esq.

SEI Investments Company

One Freedom Valley Drive, Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Please Send Copies of Communications to:

John J. O’Brien, Esq.

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, Pennsylvania 19103

and

Anthony H. Zacharski, Esq.

Morgan, Lewis & Bockius LLP

101 Park Avenue

New York, NY 10178-0060

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)
☐	when declared effective pursuant to Section 8(c) of the Securities Act
☐	immediately upon filing pursuant to paragraph (b)
☐	on (date), pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
If appropriate, check the following box:
☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940

(“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

SUBJECT TO COMPLETION

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED

Preliminary Prospectus Dated August 13, 2026

PROSPECTUS

[Date], 2026

SEI CARLYLE PRIVATE MARKETS FUND

SHARES OF BENEFICIAL INTEREST

Class I

The SEI Carlyle Private Markets Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

Investment Objective. The Fund’s investment objective is to generate income and seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Interval Fund. The Fund is an “interval fund.” Interval funds are investment vehicles that can provide individual investors with access to strategies that are typically limited to large institutional investors that have significant assets. These strategies may allocate a greater portion of their investments to asset classes that are less liquid than those typically found in mutual funds but may offer the potential to generate high long-term returns. Interval funds are not required to provide investors with daily liquidity. Rather, they offer to repurchase a certain percentage of their outstanding shares at set periods or “intervals” throughout the calendar year (often quarterly). The periodic repurchase schedule allows the investment manager of the interval fund to take a longer-term view with respect to fund investments.

The Fund will conduct quarterly repurchase offers for a specified percentage (from 5% to 25%) of the Fund’s outstanding shares of beneficial interest (“Shares”) at net asset value (“NAV”), in accordance with applicable legal requirements. The quarterly repurchase offers will be made in March, June, September and December. In any given quarterly repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. A repurchase offer might be oversubscribed, in which case Shares would be repurchased on a pro rata basis, so Shareholders might be able to have only a portion of their Shares repurchased. The Fund expects to make its initial repurchase offer after two full quarters following commencement of operations.

Unlisted Closed-End Fund. The Fund is an unlisted closed-end fund. The Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. As a result, Shares cannot be redeemed or otherwise sold more frequently than quarterly. While the Fund’s quarterly repurchase offers for a portion of the Shares will provide some liquidity, you should consider the Shares illiquid. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares in addition to the other risks associated with an investment in the Fund. The Fund is designed for long-term investors and not as a trading vehicle.

Principal Investment Strategies. In pursuing its investment objective, the Fund seeks to obtain exposure to a broad range of global private markets, primarily through investments in pooled investment vehicles (“Underlying Funds”) and, to a lesser extent, through investments in individual securities and other instruments. The Fund may invest in private market assets including, but not limited to, private equity, private credit and real assets, as described below in this Prospectus (collectively, “Private Markets”).

Under normal market conditions, at least 60% of the Fund’s net assets will be invested in Underlying Funds managed, sponsored or advised by Carlyle Investment Management L.L.C. or one of its affiliates (“Carlyle” and, such Underlying Funds, “Carlyle Funds” or “Carlyle Underlying Funds”), with the remaining Private Markets exposure primarily obtained through investments in Underlying Funds managed, sponsored or advised by the Adviser (as defined below) (“SEI Funds” or “SEI Underlying Funds”), or direct investments selected by the Adviser, including potential co-investments.

The Adviser maintains sole investment discretion as to whether, and to what extent, the Fund will invest in Carlyle Funds or co-investment opportunities. Carlyle does not provide investment advice to the Fund, and is not a sponsor, investment adviser, sub-adviser, promoter, principal underwriter or affiliate of the Fund.

Under normal circumstances, the Fund will invest at least 80% of its net assets in Private Markets instruments. For purposes of this policy, Private Markets instruments include, without limitation, interests in Carlyle Funds and SEI Funds that invest predominantly in, as well as direct investments and other indirect investments in, private equity, private credit and real assets, securities or other instruments acquired in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), including without limitation, (i) collateralized loan obligations (“CLOs”) and other structured credit instruments, including investments made directly and through CLO-focused exchange-traded funds (“ETFs”), which provide indirect exposure to portfolios of privately originated and privately negotiated loans, (ii) third-party and SEI-sponsored ETFs and other registered investment companies that SIMC may use to maintain private markets-related exposure while it sources, awaits, or assesses an investment opportunity in a Carlyle Underlying Fund or SEI Underlying Fund, and for liquidity and cash-flow management purposes, and (iii) 144A securities, privately placed bank loans, restricted securities, securities acquired in private placements made under Regulation D and similar private investments, and securities or other instruments for which no secondary market is readily available. Unfunded capital commitments by the Fund to the Carlyle Funds, SEI Funds or to Private Markets investments will be counted towards this policy. For purposes of this policy, “net assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Also for purposes of this policy, the Fund considers “normal circumstances” to be where the Fund has fully deployed cash from newly subscribed investors and is not otherwise holding cash resulting from recent liquidations of portfolio positions in connection with facilitating quarterly redemption requests. This policy is non-fundamental and may be changed by the Fund without shareholder approval upon at least 60 days’ prior written notice to Shareholders.

Summary of Investment Risks. An investment in the Fund is subject to the following risks, among others:

●	You could Lose Money. The Fund may not achieve its investment objective, and you could lose money.

●	New Fund. The Fund is a newly organized, non-diversified, closed-end investment company with no operating history. Therefore, its operating expenses may be significant and typically higher than expenses of similarly situated established funds. In addition, there may be a greater risk that its investment strategy will not work as intended.

●	Shares are Illiquid. Unlike listed closed-end funds, the Shares are not listed on any securities exchange. The Fund intends to provide liquidity through quarterly offers to repurchase a limited amount of the Fund’s Shares (expected to be 5% of the Fund’s Shares outstanding per quarter).

●	Resales of Shares are Restricted. The Fund’s Shares may not be sold, transferred or assigned without the written consent of the Fund.

●	Distributions Not Guaranteed. There is no assurance that distributions will be paid.

●	Potential Return of Capital. The Fund’s distributions may be funded from offering proceeds or borrowings, which would constitute a return of capital. This means the Fund may pay distributions using investors’ own money rather than investment income or gains. A return of capital would reduce the amount of capital available to the Fund for investment and could reduce the Fund’s future earning potential. Any capital returned to Shareholders through distributions will be distributed only after payment of fees and expenses.

●	Investment Exposure to Illiquid Investments. Investments in certain Underlying Funds are illiquid and can be redeemed solely during periodic repurchase offers or redemptions by the Underlying Funds. In such a repurchase offer or redemption, the Fund might be unable to redeem the full amount it tenders for repurchase because the repurchase offer or redemption may be over-subscribed. Moreover, there is no regular market for sales of interests of certain Underlying Funds. As a result, the Fund may be unable to sell its holdings of an Underlying Fund, or reduce its position, when the Adviser wishes, or the Fund may accept a lower sales price to effect a more timely sale.

●	Investment Exposure to High Yield Securities. The Fund (or an Underlying Fund in which the Fund invests) may invest a significant portion of its assets in credit instruments that are rated below investment grade by rating agencies (or are unrated and in the judgment of the fund’s adviser would be rated below investment grade if they were rated). Credit instruments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Summary of Terms—Risk Factors—Below Investment Grade Securities Risk.”

●

Leverage. To the extent the Fund (or an Underlying Fund in which the Fund invests) borrows money or otherwise leverages its investments, the favorable and unfavorable effects of price movements in the Fund’s (or Underlying Fund’s) investments will be magnified. See “Summary of Terms—Risk Factors—Leverage Risk.”

●	Unlisted Closed-End Fund. The Fund is an unlisted closed-end fund. The Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. See “Unlisted Closed-End Fund” above.

●	Strategic Relationship with Carlyle. The Adviser has entered into a strategic relationship with Carlyle. If the two firms were to alter or terminate the strategic relationship, the Fund might be unable to implement its intended principal investment strategy in whole or in part, and the Fund and Shareholders could experience investment losses and incur additional transaction, tax and other costs and expenses.

For additional details about these and other risks associated with an investment in the Fund, see
“Types of Investments and Related Risks.”

	Per Class I Share	Total
Public Offering Price(1)	At Current NAV	Unlimited
Sales Load as a percentage of purchase amount	N/A	N/A
Proceeds to Fund Before Expenses(2)	Amount Invested at Current NAV	Unlimited

(1)	The minimum initial investment for Class I Shares in the Fund from each investor is $1,000.

(2)	Assumes all shares currently registered are sold in the continuous offering. Shares will be offered in a continuous offering at the respective Share’s then current net asset value, as described herein. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “Fund Expenses.”

Investment Adviser. The investment adviser to the Fund is SEI Investments Management Corporation (“SIMC” or the “Adviser”), an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under the terms of an investment advisory agreement between the Fund and the Adviser (“Advisory Agreement”), the Adviser serves as the adviser to the Fund, subject to the general oversight of the Fund’s Board of Trustees (the “Board of Trustees” or the “Board”) and is responsible for the day-to-day investment management of the Fund.

Securities Offered. This prospectus (the “Prospectus”) applies to the public offering of Class I Shares of the Fund, which is the only class currently offered by the Fund. The Fund may offer additional classes of shares in the future. The Fund is offering an unlimited number of Class I Shares on a continuous basis at the NAV per share. The minimum initial investment for Class I Shares is $1,000. There is no minimum investment amount for subsequent purchases of Class I Shares. The minimum balance requirement for Class I Shares is $1,000. The Fund reserves the right to waive these minimums. Shares are being offered through SEI Investments Distribution Co. (the “Distributor”) at an offering price equal to the Fund’s then current NAV per Share. See “Purchase of Shares.”

The Fund is currently offering only one class of shares, however the Fund and the Adviser may rely upon an exemptive order from the SEC to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive order, the Fund and/or the Adviser would be required to comply with certain regulations that would not otherwise apply.

Shares are subject to restrictions on transferability, and liquidity, which is limited, will be provided by the Fund only through periodic repurchase offers, which will be conducted quarterly by the Fund, for a specified percentage (that may range from 5% to 25% and is expected to be 5%) of the Fund’s outstanding Shares at NAV, in accordance with applicable legal requirements. See “Share Repurchase Program.”

This Prospectus concisely discloses the information a prospective investor should know about the Fund before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information, dated [DATE] (the “Statement of Additional Information” or “SAI”), has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. The SAI and, when available, the Fund’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at SEI Investments Management Corporation, One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling toll-free 800-DIAL-SEI. Investors may request the Fund’s Statement of Additional Information, annual and semi-annual reports when available and other information about the Fund or make Shareholder inquiries by calling 800-DIAL-SEI or by visiting https://www.seic.com/mutual-fund-documentation/sei-interval-funds. In addition, the contact information provided above may be used to request additional information about the Fund and to make Shareholder inquiries. The Statement of Additional Information, other material incorporated by reference into this Prospectus and other information about the Fund is also available on the SEC’s website at http://www.sec.gov.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY OF TERMS	2
SUMMARY OF FEES AND EXPENSES	19
FINANCIAL HIGHLIGHTS	21
THE FUND	22
INVESTMENT ADVISER	22
USE OF PROCEEDS	22
INVESTMENT OBJECTIVE AND STRATEGIES	22
TYPES OF INVESTMENTS AND RELATED RISKS	26
MANAGEMENT OF THE FUND	55
FUND EXPENSES	57
MANAGEMENT FEE	57
PURCHASE OF SHARES	58
PAYMENTS BY THE ADVISER	60
DETERMINATION OF NET ASSET VALUE	61
SHARE REPURCHASE PROGRAM	63
DESCRIPTION OF CAPITAL STRUCTURE	65
TAX MATTERS	66
ERISA CONSIDERATIONS	75
ANTI-TAKEOVER PROVISIONS AND CERTAIN OTHER PROVISIONS IN THE DECLARATION OF TRUST	76
PLAN OF DISTRIBUTION	76
DISTRIBUTIONS	77
DISSOLUTION AND LIQUIDATION	78
FISCAL YEAR; REPORTS	78

i

SUMMARY OF TERMS

The following information is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and the Statement of Additional Information.

The Fund:	SEI Carlyle Private Markets Fund, a Delaware statutory trust, is registered under the 1940 Act as a continuously offered, non-diversified, closed-end management investment company. The Fund was organized under Delaware law on April 30, 2026. The Fund is operated as an “interval fund” as discussed below. Its shares are unlisted.

Investment Objective:	The Fund’s investment objective is to generate income and seek long-term capital appreciation. There can be no assurance that the Fund will achieve its objective.

Investment Strategy and Approach;

High Degree of Risk:

In pursuing its investment objective, the Fund seeks to obtain exposure to a broad range of global private markets, primarily through investments in pooled investment vehicles (“Underlying Funds”) and, to a lesser extent, through investments in individual securities and other instruments as described in this section of the Prospectus. Underlying Funds, including Carlyle Funds and SEI Funds (as defined below), may be registered investment companies (i.e., mutual funds, exchange-traded funds (“ETFs”), and interval funds), business development companies (“BDCs”), real estate investment trusts (“REITs”), private funds (i.e., private investment funds excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act or otherwise not meeting the definition of “investment company” in the 1940 Act), and other underlying investment vehicles. The Fund may invest in private market assets including, but not limited to, private equity, private credit and real assets (collectively, “Private Markets”), as described below:

●	Private Equity. The Fund’s private equity exposure is expected to include investments across buyout, growth equity, secondary, and related equity-oriented strategies. Such investments may include leveraged acquisitions, recapitalizations, reorganizations, and other growth-focused equity opportunities, including co-investments and secondary transactions.

●	Private Credit. The Fund’s private credit exposure is expected to include directly originated and privately negotiated financing solutions across a range of strategies and industries. Private credit investments may be comprised of a broad array of strategies and instruments, including alternative credit, liquid credit (including collateralized loan obligations (“CLOs”)), senior and junior debt, asset backed financings, structured credit, opportunistic credit, special situations, and hybrid capital solutions.

●	Real Assets. The Fund’s real asset exposure may include both real estate and infrastructure strategies. Real estate strategies generally focus on acquiring and operating real estate assets with core or core plus characteristics and may benefit from demographic or technology driven demand, asset level repositioning, and other value enhancement initiatives. Assets with core or core plus characteristics include those that are between “core” and “value-add” strategies on the real estate risk-return spectrum. “Core” investments typically consist of high-quality, well-leased properties in strong markets that generate stable cash flow, require limited capital improvements, and employ relatively low leverage. “Core plus” investments share many of these characteristics but include assets with modest leasing, operational or capital improvement opportunities that can enhance income and value over time. As a result, core plus strategies seek to deliver a combination of current income and moderate appreciation, with somewhat higher risk and return expectations than core investments.

Infrastructure exposure may include equity and debt investments in infrastructure-related assets and businesses, including sectors such as transportation, energy, digital infrastructure, and other essential or contracted service assets.

The above descriptions are not intended to be complete explanations of these asset classes and strategies.

In making allocation decisions among asset classes or sectors, or among investment opportunities within a particular asset class or sector, the Adviser will consider a variety of factors, including but not limited to, market and economic conditions, forward-looking expectations for asset classes, relative value assessments, risk considerations, appreciation or depreciation of portfolio holdings, availability of investment opportunities and Underlying Funds, and fund subscription and repurchase activity. The Adviser evaluates such investments using its established institutional investment process, which is applied consistently across SEI’s private markets programs. Accordingly, the Fund may not have exposure to all Private Markets asset classes at all times, and the Fund’s allocations across sectors, asset classes, and implementation types (Underlying Funds versus individual securities) are expected to vary over time.

Under normal market conditions, at least 60% of the Fund’s net assets will be invested in Underlying Funds (including the related unfunded commitments) managed, sponsored or advised by Carlyle Investment Management L.L.C. or one of its affiliates (“Carlyle” and, such Underlying Funds, “Carlyle Funds” or “Carlyle Underlying Funds”), with the remaining Private Markets exposure primarily obtained through investments in one or more Underlying Funds (including the related unfunded commitments) managed, sponsored or advised by the SEI Investments Management Corporation (the “Adviser” or “SIMC”), the Fund’s investment adviser (“SEI Funds” or “SEI Underlying Funds”), or direct investments selected by the Adviser, including potential co-investments.

Given the Fund’s primary focus on Carlyle Underlying Funds and secondary focus on SEI Underlying Funds, the Adviser will select Underlying Funds for Private Market exposure from among available Carlyle and SEI Funds without considering funds with other managers. The Adviser may, however, allocate to third-party ETFs to maintain Private Market exposure as it awaits or assesses an investment opportunity in a Carlyle Underlying Fund or SEI Underlying Fund, or for purposes of liquidity management. The Adviser will evaluate for investment only those Carlyle Funds for which the Fund is an eligible investor. The Fund will not invest in all Carlyle Funds. For example, the Fund does not expect to invest in Carlyle Funds that do not offer periodic repurchases or redemptions. Also, Carlyle, in its capacity as the manager of an Underlying Fund, retains the authority to reject purchases by the Fund. See “Investment Objective and Strategies—Underlying Funds” for more information.

As the Fund’s investment adviser, SIMC has sole investment discretion as to whether, and to what extent, the Fund will invest in Carlyle Funds or co-investment opportunities. Carlyle does not provide investment advice to the Fund, and is not a sponsor, investment adviser, sub-adviser, promoter, principal underwriter or affiliate of the Fund.

Under normal circumstances, the Fund will invest at least 80% of its net assets in Private Markets instruments. For purposes of this policy, Private Markets instruments include, without limitation, interests in Carlyle Funds and SEI Funds that invest predominantly in, as well as direct investments and other indirect investments in, private equity, private credit and real assets, securities or other instruments acquired in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), including without limitation, (i) CLOs and other structured credit instruments, including investments made directly and through CLO-focused ETFs, which provide indirect exposure to portfolios of privately originated and privately negotiated loans, (ii) third-party and SEI-sponsored ETFs and other registered investment companies that SIMC may use to maintain private markets-related exposure while it sources, awaits, or assesses an investment opportunity in a Carlyle Underlying Fund or SEI Underlying Fund, and for liquidity and cash-flow management purposes, and (iii) 144A securities, privately placed bank loans, restricted securities, securities acquired in private placements made under Regulation D and similar private investments, and securities or other instruments for which no secondary market is readily available. Unfunded capital commitments by the Fund to the Carlyle Funds, SEI Funds or to Private Markets investments will be counted towards this policy. For purposes of this policy, “net assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Also for purposes of this policy, the Fund considers “normal circumstances” to be where the Fund has fully deployed cash from newly subscribed investors and is not otherwise holding cash resulting from recent liquidations of portfolio positions in connection with facilitating quarterly redemption requests. This policy is non-fundamental and may be changed by the Fund without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The Fund (or an Underlying Fund) may invest in equity securities of all types and capitalization ranges. There is no limit on the maturity or credit quality of any individual security in which the Fund (or an Underlying Fund) may invest.

The Fund (or an Underlying Fund in which the Fund invests) may invest a significant portion of its assets in credit instruments that are rated below investment grade by rating agencies (or are unrated and in the judgment of the fund’s adviser would be rated below investment grade if they were rated). Credit instruments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

The Fund may invest up to 20% of its assets, directly or indirectly, in public fixed income instruments, cash and/or cash equivalents, public equities, and SEI or third-party ETFs, or other highly liquid investments. See “Investment Objective and Strategies” for more information.

Under a provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one registered investment company. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies in excess of the statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest a high percentage of its assets in a more limited number of issuers and may invest a larger proportion of its assets in a single issuer than a diversified company.

Risk Factors:	The purchase of Shares in the Fund involves a number of significant risks, which may result directly from the Fund’s structure or direct investments in, or indirectly through the Fund’s investments in Underlying Funds that invest in, Private Markets, including: the lack of a secondary market for Shares; significant limits on liquidity of the Shares; the total reliance of Shareholders on the Adviser to manage the Fund; the risk that the Fund will fail to achieve its investment objective; the risk that the Fund will be adversely affected by general economic and market conditions or highly volatile markets; risks arising from multi-tiered investments (including but not limited to investments in Underlying Funds); risks arising from the Fund’s investments in private equity, private credit and real assets, risks arising from the Fund’s investments in Underlying Funds; and risks associated with actual or potential conflicts of interest involving the Fund, the Adviser and Underlying Funds. Some of these risks are summarized below. For more information, and a discussion of additional risks, see “Types of Investments and Related Risks.”

New Fund Risk. Because the Fund was newly formed, its operating expenses may be higher than more established, larger funds. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it might be liquidated. In addition, there might be greater risk that its principal investment strategies will not work as intended.

Strategic Relationship Risk. The Adviser and Carlyle have formed a strategic relationship that addresses access to information about the Carlyle Funds and availability of Carlyle Funds to SIMC for potential investment by the Fund (the “Strategic Relationship”). To the extent the two firms alter or terminate the Strategic Relationship, the Fund may not be able to pursue its investment strategies in whole or in part, and the Fund and Shareholders could experience investment losses as a result. For example, the Fund’s ability to invest in certain Carlyle Funds could be altered. In addition, this could inhibit the Fund from being able to comply with its policy to invest, under normal market conditions, at least 60% of its net assets in Carlyle Funds. Other potential consequences include the possibility of increased transaction costs on the sale of securities and reinvestments in other securities, as well as the possibility of realizing taxable capital gains, including short-term capital gains. In addition, sales of interests in an Underlying Fund that is treated as a partnership for federal income tax purposes may result in taxable capital gains and, in certain circumstances, ordinary income to the Fund, which may increase taxable distributions to Shareholders. For additional details about these and other tax risks relating to the Strategic Partnership, see “Tax Matters.” SIMC could also lose access to information about the Carlyle Funds, which could compromise its general assessment of such Carlyle Funds, including ongoing due diligence and valuation. SIMC might also lose access to increased investment opportunities in Carlyle Funds.

Highly Competitive Market. The activity of identifying, completing and realizing upon attractive investments is highly competitive and involves a high degree of uncertainty. The Fund will be competing for investments with other private equity investors having similar investment objectives. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of investment opportunities available to the Fund and adversely affecting the terms upon which investments can be made.

Portfolio Companies Risk. Portfolio companies are the individual businesses owned or invested in by the Underlying Funds, by the private equity funds in which Underlying Funds invest, or by the Fund if it makes direct investments in such companies. Investments in portfolio companies may involve a high degree of business and financial risk. Portfolio companies are typically private companies rather than publicly traded companies. Portfolio companies may be in early stages of development, may have operating losses or significant variations in operating results and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. Portfolio companies may also include companies that are experiencing or expected to experience financial difficulties, which may never be overcome. In addition, they may have weak financial conditions and may require substantial additional capital to support their operations, to finance expansion, or to maintain their competitive positions.

Fund of Funds Risk. Because the Fund invests a significant portion of its assets in Underlying Funds, the risks associated with investing in the Fund are closely related to the risks associated with the investments made by the Underlying Funds. Investments in Underlying Funds entail a variety of risks. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The Fund’s net asset value (“NAV”) will fluctuate in response to changes in the NAVs of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. Since the Fund’s NAV is related to the NAVs of the Underlying Funds in which it invests, inaccuracies, delays or other disruptions in the calculation of an Underlying Fund’s NAV may adversely impact the Fund.

Certain Underlying Funds in which the Fund invests are not registered as investment companies under the 1940 Act. For these Underlying Funds, the provisions of the 1940 Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts, impose leverage restrictions and regulate the relationship between the investment company and its asset management, including with respect to affiliated transactions, are not applicable, which can increase risk of loss. In addition, Shareholders may or will have limited information about the Underlying Funds in which the Fund is investing, including with respect to an Underlying Fund’s holdings, liquidity and valuation. In addition, investments in Underlying Funds structured as private funds expose the Fund to complex fee structures, including performance-based compensation, which differ from fee structures permitted for registered funds. These fees may be incurred even if the Fund’s overall investment in a private fund declines in value, which could reduce the Fund’s returns to shareholders below what it would otherwise be if the Fund had invested through a different structure.

An Underlying Fund’s assets may be invested in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Underlying Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. An Underlying Fund may focus on a particular industry or sector (e.g., energy, utilities, financial services, healthcare, consumer products, industrials and technology), which may subject the Underlying Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. An Underlying Fund may also focus on a particular country or geographic region, which may subject the Underlying Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.

An Underlying Fund’s assets may be invested in a limited number of securities or portfolio companies which may subject the Underlying Fund, and thus the Fund, to greater risk and volatility than if investments had been made in a larger number of securities. An Underlying Fund’s investments, depending upon strategy, may be in companies whose capital structures are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market.

The expenses associated with investing in a fund that invests a significant portion of its assets in other funds are generally higher than those for funds that do not invest in other funds. Fund Shareholders will bear two layers of fees and expenses: (1) asset-based fees and expenses at the Fund level, and (2) fees and expenses at the Underlying Fund level, in some cases, including asset-based fees, carried interest or incentive allocations (which are a share of an Underlying Fund’s returns that are paid to the Underlying Fund’s manager). To the extent that the Fund invests in an Underlying Fund that is itself a “fund of funds,” which is only permissible within certain limits, the Fund would bear a third layer of expenses.

A Shareholder that meets the eligibility conditions imposed by one or more Underlying Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could potentially invest directly in the Underlying Fund(s). By investing in the Fund, a Shareholder will indirectly bear fees and expenses charged by Underlying Funds – in addition to the Fund’s direct fees and expenses – that may be higher than those of other types of securities including a direct investment in an Underlying Fund.

In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to Shareholders and may therefore increase the amount of taxes payable by Shareholders.

The Adviser may be subject to potential conflicts of interest in allocating the Fund’s assets to Underlying Funds, such as a potential conflict in selecting affiliated Underlying Funds over unaffiliated Underlying Funds.

Illiquidity of Investments. An investor’s participation in the Fund requires a long-term commitment, with no certainty of return. The Fund’s investments in Underlying Funds and Private Markets, most of the portfolio investments of such Underlying Funds, and the Fund’s investments in Private Markets will be highly illiquid, are likely to require holding periods of several years, and will be subject to restrictions on resale. The Fund reserves the right to make distributions to Shareholders in-kind. Shareholders may not be able to dispose of assets distributed in-kind, and likely would incur costs and expenses if they are able to dispose of such assets.

Secondary Investments. In many cases, the Fund will not have the opportunity to negotiate the terms of its direct investments in secondary transactions (“Secondary Fund Investments”), including any special rights or privileges. In addition, valuation of Secondary Fund Investments may be difficult. Moreover, the purchase price of Secondary Fund Investments will be subject to negotiation with the sellers of such interests. The overall performance of the Fund may depend in part on the acquisition price paid by the Fund for its Secondary Fund Investments and the structure of such acquisitions. In some cases where the Adviser acquires a portfolio of Secondary Fund Investments on an “all or nothing” basis, certain of the Secondary Fund Investments may be less attractive than others, and certain of the managers of the Secondary Fund Investments may be more experienced or highly regarded than others. In addition, the Fund may invest in Secondary Fund Investments with other investors through the use of joint ventures and similar arrangements. If structured as such, the tax consequences of an investment in the Fund may be different than otherwise described herein, including, for example, the amount, timing and character of distributions by the Fund.

Secondary Fund Investments purchased at a discount will be marked up to the most recent NAV reported by the applicable third-party fund manager when the Fund next determines its NAV, resulting in an unrealized gain. Such unrealized gains will increase the Fund’s NAV and performance by the difference between the most recent NAV reported by the third-party fund manager and the negotiated purchase price. See “Summary of Terms—Risks—Valuation” for additional disclosure about valuation risks. To the extent any gains on the Secondary Fund Investment, including the gains resulting from negotiated purchases at a discount, are realized, the tax impact to shareholders is disclosed in “Tax Matters” in this prospectus.

Difficulty of Valuing the Fund’s Investments. Generally, there will be no readily available market for the Fund’s investments and, hence, the valuation of the Fund’s investments is difficult and not without uncertainty and may not necessarily reflect the valuation of any such investment’s underlying assets. The Adviser may face a conflict of interest in valuing investments that lack a readily accessible market value as the value of the assets held by the Fund will affect the compensation of the Adviser.

Private Equity. “Private equity” typically refers to investments that are made through privately negotiated transactions using private capital. Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also make Direct Investments in the securities of an operating company alongside a Carlyle or SEI Fund in a co-investment opportunity or on its own. Private equity funds that focus on buyouts have generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of such private equity funds to obtain the required financing or reducing their expected rate of return. The success of each Underlying Fund (and, as a result, the success of the Fund) is subject to those risks that are inherent in private equity investments. These risks are generally related to: (i) the ability of each Underlying Fund to select and manage successful investment opportunities; (ii) the quality of the management of each company in which an Underlying Fund invests; (iii) the ability of an Underlying Fund to liquidate its investments; and (iv) general economic conditions. Securities of private equity funds, as well as the portfolio companies these funds invest in, tend to be more illiquid, and highly speculative.

Private Credit. Typically, private credit investments are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. Investments in private securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations.

Real Assets. Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. An Underlying Fund's investments may be concentrated in issuers conducting business in the real estate industry, and therefore the Fund is subject to risks associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

Collateralized Loan Obligations Risk. A CLO portfolio will generally be required to adhere to certain diversification rules established by the CLO issuer to mitigate against the risk of concentrated defaults within a given industry or sector. If the CLO’s outstanding debt is not called or refinanced, when the reinvestment period ends, the CLO uses cash flows from the underlying loans to pay down the outstanding debt tranches and wind up the CLO’s operations.

Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. CLOs themselves, and the loan obligations underlying the CLOs, are typically subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when the Fund purchases a newly issued CLO directly from the issuer (rather than from the secondary market), there will be a delayed settlement period, during which time the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of CLOs at a price and time the Fund deems advantageous may be severely impaired. CLOs are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO. CLOs are typically structured such that, after a specified period of time, the majority investor in the equity tranche can call (i.e., redeem) the security in full. The Fund may not be able to accurately predict when or which of the Fund’s CLO investments will be called, resulting in the Fund having to reinvest the proceeds in unfavorable circumstances, resulting in a decline in the Fund’s income. As interest rates decrease, issuers of the underlying loan obligations may refinance any floating rate loans, which will result in a reduction in the principal value of the CLO’s portfolio and require the Fund to reinvest cash at inopportune times. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty in making payments, resulting and delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO’s investors.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of securities at a price and time the Fund deems advantageous may be impaired.

Privately Issued Securities Risk. Certain investments held by the Fund may consist of privately issued securities or other privately negotiated investments that are not broadly traded in public markets. As a result, such investments may be subject to limited transferability, may be sold only to a limited number of eligible purchasers, or may be difficult to dispose of promptly at a favorable price, particularly under adverse market or economic conditions.

The absence of an active trading market for such investments may make it more difficult to determine their fair value for purposes of calculating the Fund’s net asset value per share, and valuations may be based on estimates or subjective judgments. In addition, there can be no assurance that investments initially considered to be liquid or readily transferable will remain so, and a deterioration in liquidity or market conditions may adversely affect the value of such investments.

Repurchase Risks. The Fund is an “interval fund” and, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash, sales of portfolio securities or borrowings. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. To the extent the Fund generates gains in excess of losses when liquidating investments to satisfy repurchases, the Fund may need to distribute such gain to avoid incurring entity level tax.

Certain Shareholders, including the Adviser or its affiliates, may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of their Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request.”

Below Investment Grade Securities Risk. The Fund may invest in debt or debt-like instruments that are rated below investment grade or are unrated but considered to be of comparable credit quality. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing.

Leverage Risk. To the extent the Fund borrows money or otherwise leverages its investments, the favorable and unfavorable effects of price movements in the Fund’s investments will be magnified. In addition, the Fund’s direct investments, the portfolio companies of the Underlying Funds in which the Fund may invest, and, thus, such Private Markets assets, are expected to employ or involve significant leverage and/or credit risk. Other investments in which the Fund may participate directly or indirectly may also involve exposure to interest-rate or credit risk.

Co-Investment Risk. The Fund may also co-invest in private investments sourced by third-party managers unaffiliated with either the Fund or the Adviser, such as private equity firms. The Fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. To the extent that the lead investor in such a co-investment opportunity assumes control of the management of the private company, the Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operation of the company’s business. The Fund’s ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Fund from selling such investment. Often, the Fund may exit such investment only in a transaction, such as an initial public offering or sale of the company, on terms arranged by the lead investor. Such investments may be subject to additional valuation risk, as the Fund’s ability to accurately determine the fair value of the investment may depend upon the receipt of information from the lead investor. The valuation assigned to such an investment through application of the Fund’s valuation procedures may differ from the valuation assigned to that investment by other co-investors.

Valuation Risk. The valuations determined in respect of investments in the Underlying Funds and other Private Markets investments will likely vary from the amounts the Fund would receive upon withdrawal from or disposition of its investments. Similarly, the valuations determined by the Fund are likely to differ, potentially substantially, from the valuations determined by other market participants for the same or similar investments. The Fund’s investments in Underlying Funds will be fair value priced in good faith by the Fund’s Board of Trustees or its valuation designee in the absence of a readily available market quotations and may be valued in significant part based on determinations of fair value provided by an investment’s sponsor, which may prove to be inaccurate. Neither the Adviser nor the Board (or its valuation designee) will be able to confirm independently the accuracy of such valuations (which are unaudited, except at year-end). The valuations placed on assets purchased in secondary transactions shortly after their acquisition will often differ from the purchase price of such assets. The Fund values its portfolio investments using its valuation procedures, whereas the purchase price for such assets is determined in a negotiated transaction where the price is determined by, among other factors, the seller’s desire to sell and need for liquidity.

With respect to the valuations of Underlying Funds, this risk is exacerbated to the extent that certain Underlying Funds provide valuations only on a quarterly basis, and such valuations may incorporate inputs that are up to several months old, whereas the Fund will provide valuations, and will issue Shares, on a daily basis. For such Underlying Funds, this means that the Underlying Fund information used by the Fund to issue and repurchase shares will typically be several months old when used by the Fund. Because of this, the Fund’s net asset value for financial reporting purposes may differ from the net asset value used to process subscription and repurchase transactions as of the same date. See “Determination of Net Asset Value.” To the extent that the Fund does not receive timely or accurate information from the Underlying Funds regarding their valuations, the Fund’s ability to accurately calculate its net asset value may be further impaired. Additionally, any adjustments the Fund makes to valuations received from an Underlying Fund to reflect timing differences or other factors may result in such investment’s fair value differing from the value ultimately realized by the Fund.

Secondary Fund Investments acquired by the Fund at a discount to fair value may result in unrealized gains when the Fund next calculates its daily NAV since any such discounted Secondary Fund Investment will be marked to its net asset value (which may be a price that is higher than its acquisition cost).

Fixed Income Securities Risk. Fixed income securities risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments.

Market Risk. Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Fund’s ability to raise capital, reduce the availability of suitable investment opportunities, or adversely and materially affect the value of its investments, any of which would negatively affect the Fund’s performance. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Limited Investment Opportunities Risk. The Fund can offer no assurances that sufficient investment opportunities for the Fund’s capital will be available.

Non-Diversification Risk. The Fund is a non-diversified investment company under the 1940 Act and expects to hold a narrower range of investments than a diversified fund under the 1940 Act.

Temporary Defensive Positions. The Fund may take a temporary defensive position (investments in cash or cash equivalents) in response to adverse market, economic, political or other conditions. Cash equivalents include short-term high quality debt securities and money market instruments such as commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, repurchase agreements and shares of short-term affiliated or non-affiliated fixed income or money market funds.

Borrowing, Leverage:	The Fund may use leverage to the extent permitted by the 1940 Act.

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, or the issuance of notes in an aggregate amount up to 33 1/3% of the Fund’s total assets (or in the case of the issuance of preferred shares, 50% of the Fund’s total assets), including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund may also use leverage generated by certain of its non-principal investment strategies as further discussed in the SAI. The Fund may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Adviser’s views concerning market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage may cause the Fund’s NAV to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does use leverage, what percentage of its assets such leverage will represent. See “Investment Strategies.”

Adviser:	SEI Investments Management Corporation (the “Adviser”), a Delaware corporation and registered investment adviser, serves as the investment adviser for the Fund. The Adviser is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”), the Adviser is responsible for the day-to-day investment management of all of the Fund’s assets under the supervision of the Fund’s Board of Trustees (the “Board of Trustees” or the “Board”). For more information on the Adviser, see “Management of the Fund—The Adviser” in this Prospectus.

Pursuant to the Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”). The Management Fee is calculated and payable monthly at the annual rate of 0.75% of the average daily value of the Fund’s Net Assets. “Net Assets” means the total assets of the Fund minus the Fund’s liabilities.

Purchase of Shares:	The Fund offers a single class (a “Class”) of Shares designated as Class I (“Class I Shares”) on a continuous basis at the NAV per Share. The Fund may offer additional classes of Shares in the future. The Fund may rely upon an exemptive order from the SEC to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive order, the Fund would be required to comply with certain regulations that would not otherwise apply.

The Fund’s Shares are offered to new and existing investors daily, as of the close of business on each Business Day. A “Business Day” means any day on which the New York Stock Exchange is open for business. See “Purchase of Shares” for purchase instructions and additional information.

Minimum Investment:	The minimum initial investment for Class I Shares in the Fund from each investor is $1,000. There is no minimum investment amount for subsequent purchases. The minimum balance requirement for Class I Shares is $1,000. The Fund reserves the right to waive these minimums in its sole discretion. See “Purchase of Shares” for more information.

Plan of Distribution:	SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at NAV. The Distributor also may enter into broker-dealer selling agreements with other broker dealers for the sale and distribution of the Fund’s Shares.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares.

The Fund’s Shares being offered hereby will be primarily offered and distributed by the Distributor. This offering is being made on a “best efforts” basis.

The Adviser, the Distributor and/or their affiliates may pay broker/dealers or other financial intermediaries for the sale of the Fund Shares and distribution-related services. These payments create a conflict of interest by influencing your broker/dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Distributions:	The Fund’s distribution policy is to make monthly distributions to shareholders. See “Distributions.” The Board reserves the right to change the distribution policy from time to time.

Dividend Reinvestment Plan:	The Fund will operate under a dividend reinvestment plan (“DRIP”) administered by [_____]. Pursuant to the plan, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the Shares of the Fund. Shareholders automatically participate in the DRIP, unless and until an election to withdraw from the plan is made on behalf of a participating shareholder. A shareholder who does not wish to have Distributions automatically reinvested in Shares of the Fund may terminate participation in the DRIP at any time by written instructions to that effect to the Fund or the shareholder’s financial intermediary. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the DRIP. Under the DRIP, the Fund’s Distributions to shareholders are reinvested in full and fractional shares. See “Distributions — Dividend Reinvestment Plan.”

Unlisted Closed-End Fund:	The Fund is an unlisted closed-end fund. The Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. As a result, Shares cannot be redeemed or otherwise sold more frequently than quarterly. While the Fund’s quarterly repurchase offers for a portion of the Shares will provide some liquidity, you should consider the Shares illiquid. You may not be able to sell Shares when, or in the amount that you desire. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares in addition to the other risks associated with an investment in the Fund. The Fund is designed for long-term investors and not as a trading vehicle.

Interval Fund / Share Repurchases:

The Fund is an “interval fund,” a type of fund which provides investors with periodic opportunities to repurchase their shares. To provide some liquidity to Shareholders, the Fund makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given quarterly repurchase offer, it is expected the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. The quarterly repurchase offers will be made in March, June, September and December. The offer to repurchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 and not more than 42 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund will determine the NAV applicable to repurchases on the “Repurchase Pricing Date.” The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund will distribute payment to Shareholders no later than seven calendar days after the Repurchase Pricing Date. The Fund’s NAV per Share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. During the period an offer to repurchase is open, Shareholders may obtain the current NAV per Share by calling 800-DIAL-SEI.

In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Types of Investments and Related Risks — Repurchase Program Risks.”

The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. If the Fund is required to sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, remaining common shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets.

Summary of Tax Matters:	The Fund intends to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that is timely distributed as dividends for U.S. federal income tax purposes to Shareholders, as applicable. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements, and is required to distribute to Shareholders dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses plus at least 90% of its net tax-exempt interest income for each tax year, as applicable. See “Distributions” and “Tax Matters.”

Fiscal Year:	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31.

Valuations:	The Board has the ultimate responsibility for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Adviser’s valuation procedures (“Valuation Procedures”). The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Valuation Procedures to the Adviser and the Adviser’s valuation committee, and has designated the Adviser as valuation designee to perform fair value determinations, pursuant to the Valuation Procedures, for Fund portfolio investments that do not have readily available market quotations. In carrying out these responsibilities, the Adviser is authorized to utilize independent third-party pricing services, independent third-party pricing specialists and broker-dealer valuations. Portfolio securities for which market quotations are readily available are valued at market value. The Fund calculates its NAV per Share once each business day in accordance with the Valuation Procedures. See “Determination of Net Asset Value” for more information.

Reports:	As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to Internal Revenue Service (“IRS”) reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Independent Registered

Public Accounting Firm:	[To be updated in subsequent filing]

Administrator and Transfer Agent:	SEI Investments Global Fund Services serves as administrator, and SEI Transfer Agency and Registrar Services, Inc. serves as transfer agent.

Custodian:	[To be updated in subsequent filing]

Distributor:	SEI Investments Distribution Co.

SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly. The expenses shown in the table under “Annual Fund Operating Expenses” are estimated based on projected amounts for the Fund’s first full fiscal year of operations.

If you invest through a brokerage account, you may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class I Shares, which are not reflected in the table or the Example below. Any costs associated with opening such an account are not reflected in the following table or the Example below. Investors should contact their broker or other financial professional for more information about the costs associated with opening such an account.

Class I
ANNUAL FUND OPERATING EXPENSES (as a percentage of projected average net assets attributable to Shares)
Management fee	0.75%
Other Expenses(1)	0.55%
Acquired Fund Fees and Expenses (AFFE) (2)	XX%
Total Annual Fund Expenses	XX%
Less Expense Limitation and Reimbursement(3)	XX%
Total Net Annual Expenses	XX%

(1)         Other Expenses are based on estimated amounts for the current fiscal year and include all direct operating expenses of the Fund.

(2)         AFFE reflects the estimated amount of fees and expenses that will be incurred indirectly by the Fund through its investments in Underlying Funds during the current fiscal year.

(3)         The Fund's administrator and its affiliates have contractually agreed until [DATE] to waive fees and reimburse expenses in order to keep total direct annual operating expenses (but excluding fees and interest from borrowings, prime broker fees, dividends and interest on securities sold short, AFFE, taxes, brokerage commissions, costs associated with litigation- or tax-related services, Trustee fees, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding [0.75]%. The agreement may be amended or terminated only with the consent of the Board of Trustees of the Fund. There is no guarantee that the contractual fee waiver agreement will continue after [DATE].

Example:

You would pay the following fees and expenses on a $1,000 investment, assuming a 5.0% annual return, and the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$[XX]	$[XX]	$[XX]	$[XX]

The example and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown.

While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “Management Fee.”

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and its Shares have not previously been offered, the Fund does not have any financial history as of the date of this prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

The Fund is a non-diversified, closed-end management investment company that is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is structured as an “interval fund” and continuously offers its Shares. The Fund was organized as a Delaware statutory trust on April 30, 2026. The principal office of the Fund is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and its telephone number is 800-DIAL-SEI.

The Fund’s investment objective is to generate income and seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective. A description of the Fund’s principal investment strategies is disclosed below. See “Investment Strategies.”

INVESTMENT ADVISER

SEI Investments Management Corporation, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund’s investment adviser under the Advisory Agreement. Under the terms of the Advisory Agreement, the Adviser serves as the adviser to the Fund, subject to the general oversight of the Board, and is responsible for the day-to-day investment management of the Fund. The Advisory Agreement was approved in accordance with, and on the basis of a review by the Board, including a majority of the Independent Trustees, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder. A discussion of the basis of the Board’s approval of the Advisory Agreement will be available in the Fund’s first report to Shareholders.

Pursuant to the Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a Management Fee, which is calculated and payable monthly in arrears at the annual rate of 0.75% of the average daily value of the Fund’s Net Assets. “Net Assets” means the total assets of the Fund minus the Fund’s liabilities. In addition to the Management Fee, the Fund bears other fees and expenses, which may vary and will affect the total expense ratio of the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses and non-routine expenses (such as litigation and indemnification expenses). Those expenses are described below in “Fund Expenses.”

USE OF PROCEEDS

The Fund intends to use the net proceeds from the sale of its Shares pursuant to this Prospectus to acquire investments in accordance with its investment objective and strategies described in this Prospectus and for other general corporate purposes. The Fund will also use a portion of such proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments. The Fund may use cash from new subscriptions to satisfy repurchase requests pursuant to its quarterly repurchase offers. See “Share Repurchase Program.”

The Fund currently anticipates being able to invest proceeds from the sale of its Shares promptly (and in any event, within six months) after the receipt of such proceeds, subject to the availability of appropriate investment opportunities consistent with the Fund’s investment objective and market conditions.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund’s investment objective is to generate income and seek long-term capital appreciation. There can be no assurance that the Fund will achieve its objective.

Investment Strategies

In pursuing its investment objective, the Fund seeks to obtain exposure to a broad range of global private markets, primarily through investments in pooled investment vehicles (“Underlying Funds”), and to a lesser extent, through investments in individual securities and other instruments as described in this section of the Prospectus. Underlying Funds, including Carlyle Funds and SEI Funds (as defined below), may be registered investment companies (i.e., mutual funds, exchange-traded funds (“ETFs”), and interval funds), business development companies (“BDCs”), real estate investment trusts (“REITs”), private funds (i.e., private investment funds excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act or otherwise not meeting the definition of “investment company” in the 1940 Act), and other underlying investment vehicles. The Fund may invest in private market assets including, but not limited to, private equity, private credit and real assets (collectively “Private Markets”), as described below:

●	Private Equity. The Fund’s private equity exposure is expected to include investments across buyout, growth equity, secondary, and related equity-oriented strategies. Private equity investments may include leveraged acquisitions, recapitalizations, reorganizations, and other growth-focused equity opportunities, including co-investments and secondary transactions.

●	Private Credit. The Fund’s private credit exposure is expected to include directly originated and privately negotiated financing solutions across a range of strategies and industries. Private credit investments may be comprised of a broad array of strategies and instruments, including alternative credit, liquid credit (including collateralized loan obligations (“CLOs”)), senior and junior debt, asset backed financings, structured credit, opportunistic credit, special situations, and hybrid capital solutions.

●	Real Assets. The Fund’s real asset exposure may include real estate strategies and infrastructure strategies. Real estate strategies generally focus on acquiring and operating real estate assets with core or core plus characteristics and may benefit from demographic or technology driven demand, asset level repositioning, and other value enhancement initiatives. Assets with core or core plus characteristics include those that are between “core” and “value-add” strategies on the real estate risk-return spectrum. “Core” investments typically consist of high-quality, well-leased properties in strong markets that generate stable cash flow, require limited capital improvements, and employ relatively low leverage. “Core plus” investments share many of these characteristics but include assets with modest leasing, operational or capital improvement opportunities that can enhance income and value over time. As a result, core plus strategies seek to deliver a combination of current income and moderate appreciation, with somewhat higher risk and return expectations than core investments. Real estate exposure may include direct ownership interests, joint ventures, REITs and real estate operating platforms across selected property types, including residential, industrial, medical office, and other targeted sectors. Infrastructure exposure may include equity and debt investments in infrastructure-related assets and businesses, including sectors such as transportation, energy, digital infrastructure, and other essential or contracted service assets.

The above descriptions are not intended to be complete explanations of these asset classes and strategies.

In making allocation decisions among asset classes or sectors, or among investment opportunities within a particular asset class or sector, the Adviser will consider a variety of factors, including but not limited to, market and economic conditions, forward-looking expectations for asset classes, relative value assessments, risk considerations, appreciation or depreciation of portfolio holdings, availability of investment opportunities and Underlying Funds, and fund subscription and repurchase activity. The Adviser evaluates such investments using its established institutional investment process, which is applied consistently across SEI’s private markets programs. Accordingly, the Fund may not have exposure to all Private Markets asset classes at all times, and the Fund’s allocations across sectors, asset classes, and implementation types (Underlying Funds versus individual securities) are expected to vary over time.

Under normal market conditions, at least 60% of the Fund’s net assets will be invested in Underlying Funds (including the related unfunded commitments) managed, sponsored or advised by Carlyle Investment Management L.L.C. or one of its affiliates (“Carlyle” and, such Underlying Funds, “Carlyle Funds” or “Carlyle Underlying Funds”), with the remaining Private Markets exposure primarily obtained through investments in Underlying Funds (including the related unfunded commitments) managed, sponsored or advised by the Adviser (“SEI Funds” or “SEI Underlying Funds”), or direct investments selected by the Adviser, including potential co-investments. Given the Fund’s primary focus on Carlyle Underlying Funds and secondary focus on SEI Underlying Funds, the Adviser will select Underlying Funds for Private Market exposure from among available Carlyle and SEI Funds without considering funds with other managers. The Adviser may, however, allocate to third-party ETFs to maintain private market exposure as it awaits or assesses an investment opportunity in a Carlyle Underlying Fund or SEI Underlying Fund, or for purposes of liquidity management. The Adviser will evaluate for investment only those Carlyle Funds for which the Fund is an eligible investor. The Fund will not invest in all Carlyle Funds. For example, the Fund does not expect to invest in Carlyle Funds that do not offer periodic repurchases or redemptions. Also, Carlyle, in its capacity as the manager of an Underlying Fund, retains the authority to reject purchases by the Fund. Underlying Funds may be private funds or investment companies registered under the 1940 Act.

Under normal circumstances, the Fund will invest at least 80% of its net assets in Private Markets instruments. For purposes of this policy, Private Markets instruments include, without limitation, interests in Carlyle Funds and SEI Funds that invest predominantly in, as well as direct investments and other indirect investments in, private equity, private credit and real assets, securities or other instruments acquired in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), including without limitation, (i) CLOs and other structured credit instruments, including investments made directly and through CLO-focused ETFs, which provide indirect exposure to portfolios of privately originated and privately negotiated loans, (ii) third-party and SEI-sponsored ETFs and other registered investment companies that SIMC may use to maintain private markets-related exposure while it sources, awaits, or assesses an investment opportunity in a Carlyle Underlying Fund or SEI Underlying Fund, and for liquidity and cash-flow management purposes, and (iii) 144A securities, privately placed bank loans, restricted securities, securities acquired in private placements made under Regulation D and similar private investments, and securities or other instruments for which no secondary market is readily available. If an Underlying Fund does not invest predominantly in such instruments, the Fund may look through the Underlying Fund, to the extent such information is available, to calculate the Fund’s indirect, pro rata exposure to such instruments for purposes of compliance with this policy. Unfunded capital commitments by the Fund to the Carlyle Funds, SEI Funds or to Private Markets investments will be counted towards this policy. For purposes of this policy, “net assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Also for purposes of this policy, the Fund considers “normal circumstances” to be where the Fund has fully deployed cash from newly subscribed investors and is not otherwise holding cash resulting from recent liquidations of portfolio positions in connection with facilitating quarterly redemption requests. This policy is non-fundamental and may be changed by the Fund without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The Fund (or an Underlying Fund) may invest in equity securities of all types and capitalization ranges. There is no limit on the maturity or credit quality of any individual security in which the Fund (or an Underlying Fund) may invest.

The Fund (or an Underlying Fund) may invest a significant portion of its assets in credit instruments that are rated below investment grade by rating agencies (or are unrated and in the judgment of the fund’s adviser would be rated below investment grade if they were rated). Credit instruments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

The Fund may invest up to 20% of its net assets, directly or indirectly, in public fixed income instruments, cash and/or cash equivalents, public equities, and SEI or third-party ETFs, or other highly liquid investments. The Fund will invest in futures contracts, options and swaps for efficient portfolio and cash management, as well as for speculative or hedging purposes. Futures, options and swaps are used to synthetically obtain exposure to indices, securities or baskets of securities and to manage the Fund’s interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund’s overall level of risk and/or the Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund’s yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

Under a provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one registered investment company. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies in excess of the statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act.

The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may obtain leverage using any permissible form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, or the issuance of notes in an aggregate amount up to 33 1/3% of the Fund’s total assets (or in the case of the issuance of preferred shares, 50% of total assets), including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund may borrow money, including through a credit facility or other arrangements to fund redemption requests or for temporary liquidity needs. The Fund may also use leverage generated by certain of its non-principal investment strategies as further discussed in the SAI. The Fund may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Adviser’s views concerning market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage will cause the Fund’s NAV to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does use leverage, what percentage of its assets such leverage will represent.

The Underlying Funds

Information about an SEC-registered Underlying Fund is available on the SEC’s website and/or directly from such Underlying Fund. Information about private Underlying Funds has limited, if any, availability.

The Fund provides Shareholders with access to Underlying Funds managed by Carlyle and potentially with opportunities to participate in co-investments that are generally unavailable to the broad investing public. As the Adviser, SIMC maintains sole investment discretion as to whether, and to what extent, the Fund will invest in Carlyle Funds or co-investment opportunities. Carlyle does not provide investment advice to the Fund, and is not a sponsor, investment adviser, sub-adviser, promoter, principal underwriter or affiliate of the Fund.

Carlyle has agreed, subject to applicable legal or regulatory restrictions and requirements, to provide the Fund with the type and scope (and with the same frequency) of information it customarily provides to other investors in the Underlying Funds. In accordance with applicable legal requirements, the Adviser expects to regularly communicate with Carlyle about the Underlying Funds to which it serves as investment manager, and Carlyle may provide the Adviser with aggregated, statistical or other information about the investment strategies, risk management and general information regarding economic factors and market trends in each case as they relate to the Carlyle Underlying Funds. Carlyle will not guarantee investment opportunities for the Fund, nor will it provide investment recommendations or investment advice to the Fund or the Adviser regarding investment opportunities. There is no guarantee that the Fund will receive the same terms as Carlyle, its affiliates, and its other clients if they participate in the same opportunities.

As discussed above, Underlying Funds will consist of certain Carlyle Funds and SEI Funds.

About Carlyle and Carlyle Private Strategies

Carlyle is one of the world’s largest and most diversified global investment firms, with $475 billion in assets under management (as of March 31, 2026), invested across Global Private Equity, Global Credit, and Carlyle AlpInvest.

Founded in 1987 and headquartered in Washington, D.C., Carlyle operates through a global network of more than 2,500 professionals across 28 offices worldwide, combining deep local market expertise with the scale, resources, and governance of a leading global alternatives platform. The firm’s integrated “One Carlyle” approach enables collaboration across strategies and geographies, supporting diversified portfolio construction, rigorous risk management, and differentiated sourcing capabilities across the alternatives landscape.

The Fund will have exposure to the following families of Carlyle private strategies:

Global Private Equity at Carlyle

Carlyle’s Global Private Equity platform is a longstanding global franchise spanning Corporate Private Equity, Real Estate, and Infrastructure strategies and has a deep history and expertise across key sectors and businesses such as Aerospace, Defense & Government, Global Energy, Financial Services, Global Infrastructure, Healthcare, Industrial, Technology, and US Real Estate. With a combined $159 billion in assets under management (as of March 31, 2026), the platform combines deep sector specialization, disciplined portfolio construction, and active ownership capabilities with the scale and resources of Carlyle’s global network, seeking to generate long-term value creation and attractive risk-adjusted returns across market cycles.

●	Corporate Private Equity is one of the world’s largest and most diversified private equity platforms, spanning industries, geographies and strategies, designed to build better businesses by driving transformational operational improvements, as well as supporting growth and geographic expansion. The firm’s direct equity strategies provide regional specific exposure and cover buyout, growth and life sciences. The platform draws on nearly four decades of investment experience, a focused sector-based investment approach and repeatable deal archetypes. The strategy is supported by Carlyle’s global sourcing network, operational expertise, and differentiated Washington, D.C.-based policy and regulatory insight, which can be particularly valuable in strategically important and regulated sectors.

●	Real Estate has successfully navigated diverse economic and real estate market conditions since 1998. With a focus on demographic-based themes, Carlyle Real Estate targets real estate assets in the U.S. and Europe that offer compelling value propositions to deep and growing demand pools of potential tenants and seeks to avoid investing in sectors with higher degrees of correlation to GDP and broad macroeconomic conditions. Continuity of senior leadership, a differentiated investment strategy, the depth and experience of the team’s investment professionals, and their presence in key target markets underlie the strong track record of the Carlyle Real Estate business.

●	Infrastructure and Natural Resources is an integrated platform that pursues infrastructure and energy opportunities globally. Our infrastructure business is comprised of teams that invest in four primary sectors: transportation & logistics, digital, renewables, and midstream energy, while the energy group focuses on investments across the energy value chain. Carlyle harnesses the firm’s substantial resources, scale and capabilities while maintaining a focused middle-market strategy centered on active ownership, operational enhancement, and bespoke financing solutions designed to drive long-term value creation. Carlyle’s global scale, extensive network of portfolio companies, and integrated sourcing capabilities further enhance investment opportunities worldwide.

Global Credit at Carlyle

Carlyle’s Global Credit platform manages more than $209 billion in assets under management (as of March 31, 2026) spanning investments across liquid credit, private credit, real assets credit, and asset-backed finance strategies. Private credit includes direct lending, opportunistic credit and hybrid capital. Real Assets Credit includes aviation finance, infrastructure credit and real estate credit. Asset-backed finance includes directly originated, privately structured asset-backed solutions, focusing on acquiring or lending against diversified pools of collateral with contractual cash flows. Established in 1999, the platform is differentiated by proprietary origination capabilities, extensive internal research infrastructure, and a strong focus on downside protection and disciplined underwriting. Global Credit operates as an integrated platform to most effectively deliver solutions across the risk-return spectrum to both investors and borrower clients.

Carlyle AlpInvest

Carlyle AlpInvest has over $107 billion in assets under management (as of March 31, 2026) and is one of the industry’s leading private equity solutions platforms. With capabilities spanning primary fund investments, secondaries, and co-investments, AlpInvest provides investors with diversified access to private equity opportunities across buyout, growth, venture, distressed, and subordinated debt strategies. The platform’s longstanding global relationships and dedicated presence across North America, Europe, and Asia support broad sourcing and customized portfolio construction capabilities for institutional clients.

About the SEI Underlying Funds

The SEI Funds in which the Fund may invest for liquidity purposes or exposure to alternative credit investments may include (i) funds registered under the 1940 Act, such as mutual funds, exchange traded funds and interval funds, and (ii) private funds. SEI Investments Management Corporation (“SIMC” or the “Adviser”) has [$XX billion] in assets under management (as of [XX], 2026) globally. SIMC’s primary office is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC is a wholly owned subsidiary of SEI Investments Company, a publicly traded financial services company. The corporation has been continuously operating since its formation in 1969.

Temporary and Defensive Strategies

The Fund may (but is not required to) take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, industry, political or other conditions to try to protect the Fund from potential loss. Temporary defensive positions would alter the risk/return characteristics of the Fund and could cause the Fund not to achieve its investment objective.

Fundamental and Non-Fundamental Policies

Except as otherwise stated in this Prospectus or the SAI, the Fund’s investment objective, and all investment policies and restrictions are non-fundamental, meaning they may be changed without shareholder approval. The Fund generally intends to provide notice to Shareholders of any material change to the investment objective, policies and restrictions of the Fund.

Non-Diversified

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it may invest a high percentage of its assets in a limited number of issuers and may invest a larger proportion of its assets in a particular issuer than a diversified investment company.

The Fund may be an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

TYPES OF INVESTMENTS AND RELATED RISKS

The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund.

General Considerations

Limited Right to Vote and No Right to Participate in Management of the Fund

Investors will have no right or power to take part in the management or control of the Fund and will have extremely limited rights to vote on matters in respect of the Fund. Investors will not receive the detailed financial information that is available to the Adviser with respect to the Fund’s investments. Accordingly, no person should purchase Shares in the Fund unless such person is willing to entrust all aspects of the Fund’s management to the Board and the Adviser.

Reliance on Management

The Fund invests substantially all of its assets directly, or indirectly through Underlying Funds, in a broad universe of Private Markets. Investment decisions will be made for the Fund by the Adviser under the supervision of the Board. The success of the Fund will depend on the ability of the Adviser to identify suitable investments. There can be no assurance that the current personnel of the Adviser will continue to be associated with the Adviser for any length of time. The loss of the services of one or more employees of the Adviser could have an adverse impact on the Fund’s ability to realize its investment objective.

Changes to Investment Objective, Policies, and Restrictions

The investment objective of the Fund is non-fundamental and may be changed by the Board, without shareholder approval. Except as otherwise stated in this Prospectus or in the Fund’s Statement of Additional Information, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board. The Fund generally intends to provide notice to Shareholders of any material change to the investment objective, policies and restrictions of the Fund. It is possible that Shareholders will not be able to exit the Fund before changes take effect.

Repurchase Program Risks

As described under “Share Repurchase Program,” the Fund is an “interval fund” and, to provide some liquidity to Shareholders, makes periodic offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. In connection with any given quarterly repurchase offer, it is expected the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash, sales of portfolio securities or borrowings. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. To the extent the Fund generates gains in excess of losses when liquidating investments to satisfy repurchases, the Fund may need to distribute such gain to avoid incurring entity level tax.

Certain Shareholders, including the Adviser or its affiliates, may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of their Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Shareholders who anticipate proration might over-tender their Shares, increasing the likelihood of proration and the risk that other Shareholders will have fewer shares repurchased than desired. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. See “Share Repurchase Program.”

Investment Risks

New Fund Risk

Because the Fund was newly formed, its operating expenses may be higher than more established, larger funds. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable to a shareholder. In addition, there might be greater risk that its principal investment strategies will not work as intended.

Strategic Relationship Risk

The Adviser and Carlyle have formed a Strategic Relationship that addresses access to information about the Carlyle Funds and availability of Carlyle Funds to SIMC for potential investment by the Fund. To the extent the two firms alter or terminate the Strategic Relationship, the Fund may not be able to pursue its investment strategies in whole or in part, and the Fund and Shareholders could experience investment losses as a result. For example, the Fund’s ability to invest in certain Carlyle Funds could be altered. In addition, this could inhibit the Fund from being able to comply with its policy to invest, under normal market conditions, at least 60% of its net assets in Carlyle Funds. Other potential consequences include the possibility of increased transaction costs on the sale of securities and reinvestments in other securities, as well as the possibility of realizing taxable capital gains, including short-term capital gains. For example, redemptions or sales of shares in an Underlying Fund that qualifies as a RIC under Subchapter M of the Code, could cause distributable gains to Shareholders, and a portion of any such gains may be short-term capital gains that would be distributable as ordinary income to Shareholders. In addition, sales of interests in an Underlying Fund that is treated as a partnership for federal income tax purposes may result in taxable capital gains and, in certain circumstances, ordinary income to the Fund, which may increase taxable distributions to Shareholders. It is also possible that changes in the Fund’s investment program resulting from alteration or termination of the Strategic Relationship could threaten the Fund’s ability to qualify as a RIC under Subchapter M of the Code. Failure to qualify as a RIC would subject the Fund to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. See “Tax Matters.” SIMC could also lose access to information about the Carlyle Funds, which could compromise its general assessment of such Carlyle Funds, including ongoing due diligence and valuation. SIMC might also lose access to increased investment opportunities in Carlyle Funds.

Underlying Funds Risk

Because the Fund invests a significant portion of its assets in Underlying Funds, Shareholders will be exposed to the risks associated with the Underlying Funds’ principal investment strategies and investments. The ability of the Fund to achieve its investment objective will depend, in part, upon the ability of the Underlying Funds to achieve their respective investment objectives.

The Fund’s net asset value (“NAV”) will fluctuate in response to changes in the NAVs of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary.

The Fund determines its NAV daily [based upon the valuations reported by the managers of the Underlying Funds, which may be valued daily, monthly or quarterly. Quarterly valuations are typically reported within 45-60 days of each quarter-end], which may not reflect market or other events occurring subsequent to the quarter-end. The Adviser will fair value the Fund’s holdings in Investment Funds to reflect such events, consistent with its valuation policies; however, there is no guarantee the Adviser will correctly fair value such investments. Additionally, the valuations reported by Investment Managers may be subject to later adjustment or revision. For example, fiscal year-end NAV calculations of the Investment Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. The Fund’s NAV also may be revised as part of the preparation of its financial statements to include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes, which may result in differences from the NAV and returns for Shareholder transactions.

Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. In other words, if the Fund’s NAV is adjusted after Shareholders have received their repurchase proceeds, the adjustment will not, in most cases, result in an adjustment to a Shareholder’s repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Investment Managers or revisions to the NAV of an Investment Fund adversely affect the Fund’s NAV, the remaining outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount.

Similarly, if the Fund’s NAV is adjusted after a Shareholder purchases Shares, the adjustment generally will not result in an adjustment to the purchase price of the Shares. As a result, to the extent that such subsequently adjusted valuations from the Investment Managers or revisions to the NAV of an Investment Fund adversely affect the Fund’s NAV, a purchasing Shareholder may be adversely affected by having purchased Shares at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may benefit a purchasing Shareholder who purchased Shares at a NAV lower than the adjusted amount.

Daily Valuation Risk. The Fund is offered on a daily basis and calculates a daily NAV per Share. The Adviser seeks to evaluate on a daily basis material information about the Fund’s holdings; however, for the reasons noted herein, the Adviser may not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the Adviser’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase Shares may receive more or less Shares and investors who submit their Shares for repurchase may receive more or less cash proceeds than they otherwise would receive.

The expenses associated with investing in a fund that invests a significant portion of its assets in other funds are generally higher than those for funds that do not invest in other funds. An investor in the Fund that meets the eligibility conditions imposed by one or more Underlying Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could potentially invest directly in the Underlying Funds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by Underlying Funds – in some cases, including asset-based fees, carried interest or incentive allocations (which are a share of an Underlying Fund’s returns that are paid to the Underlying Fund’s manager) – in addition to the Fund’s direct fees and expenses – that may be higher than those of other types of securities, including a direct investment in the Underlying Fund, which may adversely affect the Underlying Fund’s performance. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders.

The Adviser may be subject to potential conflicts of interest in allocating the Fund’s assets to underlying funds, such as a potential conflict in selecting affiliated Underlying Funds over unaffiliated Underlying Funds.

Risks of Investing in Securities of Other Investment Companies.

Securities of other investment companies, including shares of closed-end investment companies, business development companies (“BDCs”), unit investment trusts, open-end investment companies (i.e., mutual funds), exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”), represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. When the Fund invests in an affiliated or unaffiliated investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations. Certain types of investment companies, such as closed-end investment companies and BDCs, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market at a premium or discount to their NAV.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international and global fund can invest in the securities markets of those countries. The Fund also may be subject to adverse tax consequences to the extent it invests in the stock of a foreign issuer that constitutes a "passive foreign investment company."

Generally, federal securities laws limit the extent to which investment companies can invest in securities of other investment companies, subject to certain statutory, regulatory and other exceptions. For example an investment company is generally prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the acquiring investment company would own more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the acquiring investment company's total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the acquiring investment company, subject to certain statutory, regulatory or other exceptions. Pursuant to Rule 12d1-1 under the 1940 Act and the conditions set forth therein, the Fund may invest in one or more affiliated or unaffiliated investment companies that operate in compliance with Rule 2a-7 under the 1940 Act, in excess of the limits of Section 12(d)(1)(A). The Fund may invest in investment companies managed by the Adviser to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder. The Fund may invest in such Rule 2a-7 compliant investment companies for cash management purposes and to serve as collateral for derivatives positions.

In addition, Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits of Section 12(d)(1)(A), subject to certain conditions. Notwithstanding the foregoing, an investment company that is an acquired fund of a registered investment company in reliance on Section 12(d)(1)(G) of the 1940 Act, generally will not be permitted to invest in shares of other investment companies beyond the limits set forth in Section 12(d)(1)(A), other than in the limited circumstances set forth in Rule 12d1-4.

The Fund may invest in unaffiliated underlying funds in reliance on Section 12(d)(1)(F) of the 1940 Act. Section 12(d)(1)(F) provides in pertinent part that issuers of any security purchased by the Fund are not obligated to redeem such security in an amount exceeding 1% of such issuer's total outstanding securities during any period of less than thirty days. As a result, shares of an unaffiliated underlying fund held by the Fund in excess of 1% of the unaffiliated underlying fund's outstanding shares could in certain circumstances be considered illiquid. The liquidity of such excess shares will be considered on a case-by-case basis by the Adviser based on the following factors: (i) the Adviser's knowledge of an unaffiliated underlying fund's section 12(d)(1)(F) redemption practice upon discussion with the unaffiliated underlying fund's investment adviser; (ii) the Fund's past specific redemption experiences with the unaffiliated underlying fund; (iii) the Adviser's evaluation of general market conditions that may affect securities held by the unaffiliated underlying fund; (iv) the Fund's ability to accept a redemption in-kind of portfolio securities from the unaffiliated underlying fund; (v) significant developments involving the unaffiliated underlying fund; and (vi) any other information the Adviser deems relevant.

ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An index-based ETF seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

BDCs are a type of closed-end investment company regulated under the 1940 Act. BDCs generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. Generally, little public information exists for private and thinly traded companies in which a BDC may invest and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. Fund Shareholders will indirectly bear the Fund’s proportionate share of any management and other operating expenses, and of any performance based or incentive fees, charged by the BDCs in which the Fund invests, in addition to the fees and expenses that Fund Shareholders directly bear in connection with the Fund’s own operations. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount or premium to their net asset value. Some BDCs are not listed on an exchange and there may be limited, if any secondary market for such BDCs.

Money Market Instruments. The Fund may invest (and during periods of adverse market or economic conditions for defensive purposes, it may invest some or all of its assets) in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. The Fund also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Private Funds Risk

Private funds are not subject to the 1940 Act, nor are they publicly traded. As a result, the Fund’s investments in Underlying Funds structured as private funds will not be subject to the protections afforded to shareholders under the 1940 Act. These protections include, among others, certain corporate governance standards, such as the requirement of having a certain percentage of the directors serving on a board as independent directors, statutory protections against self-dealing by the advisers, sub-advisers and managers of private funds, and leverage limitations.

Further, private funds are not subject to the same investment limitations as the Fund and may have different and contrary investment limitations and other policies. Unlike registered investment companies, private funds currently are not obligated by regulations or law to disclose publicly the contents of their portfolios. As such, the Fund has limited visibility into the underlying investments of private funds, and is dependent on information provided by the managers of those funds. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the allocation of its assets, and otherwise comply with regulations applicable to the Fund, may result in style drift, and ultimately may limit the universe of private funds in which the Fund can invest.

Investment in private funds carries the risk of loss due to a private fund’s intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage or new capital markets), or poor judgment. During the lifetime of the Fund, there could be material changes in one or more private funds, including changes in control and mergers. The effect of such changes on a private fund cannot be predicted but could be material and adverse. Given the limited liquidity of private funds, the Fund may not be able to alter its portfolio allocation in sufficient time to respond to any such changes, resulting in substantial losses from risks of private funds.

Investments in private funds expose the Fund to complex fee structures, including performance-based compensation, which differ from fee structures permitted for registered funds. These fees may be incurred even if the Fund’s overall investment in a private fund declines in value, which could reduce the Fund’s returns to shareholders below what it would otherwise be if the Fund had invested through a different structure.

By investing in private funds indirectly through the Fund, a shareholder bears two layers of asset-based fees and expenses – at the Fund level and the private fund level – in addition to indirectly bearing any performance fees charged by a private fund. Performance fees may create an incentive for a private fund’s management to make investments that are riskier or more speculative than those it might have made in the absence of a performance fee, which may result in losses. In the aggregate, these fees might exceed the fees that would typically be incurred by a direct investment with a private fund.

Additionally, any event which affects adversely the value of an investment by the Fund or a private fund in which the Fund invests would be magnified to the extent that the Fund or such private fund is leveraged. To the extent that the Fund employs investment leverage, the Fund investing in private funds that also utilize leverage would compound the adverse effects of leverage in a declining market environment.

Additionally, conflicts of interest may exist in the investments and investment activities of private funds. Conflicts of interest may arise from the fact that the management of any private fund in which the Fund invests and its affiliates may be carrying on substantial investment activities for other clients. The management of such private funds and its affiliates may manage the assets of and/or provide advice to registered investment companies, private investment funds and individual accounts other than the Fund and the private fund, which could compete for the same investment opportunities as the Fund and such private fund.

Incentive Allocation Arrangements.

The Fund will indirectly incur management fees, performance-based compensation, and other expenses of the Underlying Funds, which are in addition to the fees and expenses of the Fund. Such performance-based compensation may create an incentive for the Underlying Fund manager to make investments that are riskier or more speculative. Because these fees are calculated at the Underlying Fund level, the Fund may bear such fees even in periods when other Underlying Funds incur losses or the Fund’s overall performance is not positive.

Failure to Achieve Investment Objective

There can be no assurance that the Fund will achieve its investment objective. The Adviser’s assessment of the short-term or long-term prospects of various Private Markets may not prove accurate. No assurance can be given that any investment or trading strategy implemented by the Fund or those Private Markets in which the Fund invests will be successful. Furthermore, because of the speculative nature of the investments and trading strategies of certain of the Private Markets, there is a risk that the Fund may suffer a significant or complete loss of its invested capital in one or more Private Markets, and that consequently Shareholders may suffer a significant or complete loss of their invested capital in the Fund.

General Economic and Market Conditions

The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund and Credit Investments. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

The market value of the Fund's investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, war, acts of terrorism, recessions, or other actual or perceived factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder repurchases, and other adverse effects that could negatively impact the Fund's performance. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund's performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to the outbreak of COVID-19.

Performance of Investments

The performance of each Underlying Fund in which the Fund invests will be affected by the performance of each of such Underlying Funds’ underlying investments. Many factors will contribute to the performance of each such investment including: default rates and levels and timing of recoveries on investments; the reinvestment rates obtained in connection with the purchase of such investments or in connection with the reinvestment of proceeds in temporary cash equivalent investments; and the reinvestment rates obtained in connection with the purchase of such investments or in connection with the reinvestment of proceeds in temporary cash equivalent investments, among other factors.

In addition, the performance of Underlying Funds are difficult to measure and therefore such measurements may not be as reliable as performance information for other investment products because, among other things: (i) there is often no market for underlying investments, (ii) Underlying Funds may take years to achieve a realization event and are difficult to value before realization, (iii) Underlying Funds investments sometimes are made over time as capital is drawn down from investments, (iv) the performance record of their investments are not established until the final distributions are made, which may be 10-12 years or longer after the initial closing and (v) industry performance information for Underlying Funds’ investments may be skewed upwards due to survivor bias and lack of reporting by underperforming managers.

Control of Portfolio Companies

An Underlying Fund (alone, or together with other investors) may be deemed to have a control position with respect to some portfolio companies in which it invests that could expose it to liabilities not normally associated with minority equity investments, such as additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability generally characteristic of business operations may be ignored.

Risks Associated with Fund Investments.

The portfolio companies of Underlying Funds may involve significant business and financial risk. Certain of the Underlying Funds may make direct venture capital and growth equity investments, in each case in companies that are in an early stage of development, have little or no operating history, are operating at a loss, or need significant additional capital to support their operations.

In certain cases, the Underlying Funds will be newly or recently formed entities with no significant operating history upon which to evaluate their likely performance or the likely effectiveness of their Underlying Fund. An investment in the Fund or its underlying investments is therefore subject to all of the risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of an investment (and/or NAV) could decline substantially.

The Underlying Funds may invest in buyouts, which involve significant financial leverage and are therefore sensitive to declines in revenues and to increases in interest rates and expenses.

Risks of Securities Activities

All securities investing and trading activities involve the risk of loss of capital. While the Adviser will attempt to manage these risks, there can be no assurance that the Fund’s investment activities will be successful or that Shareholders will not suffer losses. The following discussion sets forth some of the more significant risks associated with the styles of investing of the Fund and the underlying Credit Investments:

Private Equity Investments.

Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also co-invest directly in an operating company in conjunction with a manager of an Underlying Fund. The investments held by private equity funds and Co-Investments made by the Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

The regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of private investment funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s and/or the Adviser’s legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund and/or the Adviser’s business. There can be no assurances that the Fund or the Adviser will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

Secondary Investments. The Fund may directly acquire Secondary Fund Investments from existing investors, and in certain cases from the issuers of such interests or other third parties. In many cases, the Fund will not have the opportunity to negotiate the terms of its Secondary Fund Investments, including any special rights or privileges. In addition, valuation of Secondary Fund Investments may be difficult, since there generally will be no established market for such interests or for the securities of privately held portfolio companies that such Secondary Fund Investments may own. Moreover, the purchase price of Secondary Fund Investments will be subject to negotiation with the sellers of such interests. The overall performance of the Fund may depend in part on the acquisition price paid by the Fund for its Secondary Fund Investments and the structure of such acquisitions. The Adviser may have the opportunity to acquire, for the account of the Fund, a portfolio of Secondary Fund Investments from a seller on an “all or nothing” basis. In some such cases, certain of the Secondary Fund Investments may be less attractive than others, and certain of the managers of the Secondary Fund Investments may be more experienced or highly regarded than others. In addition, the Fund may invest in Secondary Fund Investments with other investors through the use of joint ventures and similar arrangements. If structured as such, the tax consequences of an investment in the Fund may be different than otherwise described herein, including, for example, the amount, timing and character of distributions by the Fund.

Secondary Fund Investments purchased at a discount will be marked up to the most recent NAV reported by the applicable third-party fund manager when the Fund next determines its NAV, resulting in an unrealized gain. Such unrealized gains will increase the Fund’s NAV and performance by the difference between the most recent NAV reported by the third-party fund manager and the negotiated purchase price. See “Types of Investments and Related Risks--Valuation” for additional disclosure about valuation risks. To the extent any gains on the Secondary Fund Investment, including the gains resulting from negotiated purchases at a discount, are realized, the tax impact to shareholders is disclosed in “Tax Matters” in this prospectus

Venture Capital and Growth Equity.

An Underlying Fund may invest, and the Fund may co-invest in venture capital and growth equity. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses.

Growth equity is usually classified by investments in private companies that have reached profitability but still need capital to achieve the desired level of commercialization before having access to the public markets for financing. As a result of the risks associated with advancing the company’s growth plan, investors can expect a higher return than might be available in the public markets, but also need to recognize the business and financial risks that remain in advancing the company’s commercial aspirations.

For both venture capital and growth equity companies, the risks are generally greater than the risks of investing in public companies that may be at a later stage of development.

Underlying Fund Strategy Risks

Within the private equity and private credit investment spheres, there are a number of significant risks, any one of which could cause the Fund to lose all or part of the value of its investment. Such risks include, but are not limited to, those set forth below. Investors in Underlying Funds generally do not have an opportunity to evaluate for themselves the relevant economic, financial, and other information regarding the investments to be made by an Underlying Fund and, accordingly, will be dependent upon the judgment and ability of the investment manager of the Underlying Fund and the Adviser. No assurance can be given that the Fund will be successful in obtaining suitable investments.

Buyout Strategies. The Fund may invest in Underlying Funds, or invest alongside private equity sponsors (“GPs”), that pursue a buyout strategy and that often invest in leveraged buyouts. Leveraged buyouts by their nature require companies to undertake a high ratio of leverage to available income. Leveraged investments are inherently more sensitive to declines in revenues and cash flows and to increases in interest rates and expenses than non-leveraged transactions. Increases in interest rates could also make it more difficult for private equity funds to access and consummate acquisitions because other potential buyers, including operating companies acting as strategic buyers, may be able to bid for an asset at a higher relative price due to a lower overall cost of capital or because the minimum targeted return on investment of such private equity fund is unachievable on such acquisition given the cost of the leverage that would be required. Limitations on the availability of certain types of capital in the credit markets may also have a similarly adverse effect on the ability of such Underlying Funds and GPs and the Fund to invest in leveraged buyouts, or to invest in such buyouts on attractive terms. The exercise of control over a company, which often results from a leveraged buyout, imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of related liability. If such liabilities were to arise, such Underlying Fund and the Fund would likely suffer a loss, which may be complete, on its investment.

Venture Capital and Growth Equity Strategies. The Fund may invest in Underlying Funds, or invest alongside GPs, that pursue venture capital and growth equity investments that involve a high degree of business and financial risk that can result in substantial losses. Their portfolio companies may have shorter operating histories on which to judge future performance and, if operating, may have negative cash flow. In the case of start-up enterprises, these portfolio companies may not have significant or any operating revenues. Such portfolio companies also may have a lower capitalization and fewer resources (including cash) and be more vulnerable to failure, which could result in the loss of the entire investment. The directors and officers of such companies may lack any meaningful managerial experience, particularly of cash-flow management and budgeting. Additionally, such portfolio companies may face strong competition or need substantial additional capital to support or to achieve a competitive position. The availability of capital is often generally a function of capital market conditions that are beyond the Adviser’s or the Fund’s control or the control of the Underlying Funds, GPs or portfolio companies. There can be no assurance that any portfolio company will be able to predict accurately the future capital requirements necessary for success or that additional funds will be available from any source. There can be no assurance that any such losses will be offset by gains (if any) realized on the Fund’s other investments.

Private Credit Investment Strategies. Although private credit investments are typically senior to common stock and other equity securities in the capital structure, they are typically subordinated to large amounts of senior debt and are often unsecured. The Fund and the Underlying Funds and their respective GPs may not be able to take steps that would be required to protect an investment in a timely manner and there can be no assurance that the rate of return objectives on any particular private credit investment will be achieved. Private credit investments are generally subject to various creditor risks, including the possible invalidation of an investment transaction as a “fraudulent conveyance” under relevant creditors’ rights laws, so-called lender liability claims by the issuer of the obligations and environmental liabilities that may arise with respect to collateral securing the obligations. Additionally, adverse credit events with respect to any borrower, such as missed or delayed payment of interest and/or principal, bankruptcy, receivership or distressed exchange, can significantly diminish the value of an investment in any such company.

Special Situation, Recapitalization and Distressed Debt Strategies. The Fund may invest in certain Underlying Funds that invest in, or may invest alongside certain GPs in, securities of financially troubled companies or companies involved in work-outs, liquidations, reorganizations, recapitalizations, bankruptcies and similar transactions and securities of highly leveraged companies. While these investments may offer the potential for high returns, they also bring with them correspondingly greater risks when compared to other investments. Such investments involve companies that are experiencing or are expected to experience financial difficulties, which may never be overcome. Such investments could, in certain circumstances, subject the Fund or the Underlying Funds to certain additional potential liabilities. For example, under certain circumstances, a payment by such a company could be required to be returned if such payment is later determined to have been a fraudulent conveyance or a preferential payment. In addition, such strategies may cause different Underlying Funds and GPs to be in conflict, such as when they hold positions of different levels of a distressed issuer’s capital structure.

Energy Strategies. In addition to the leverage risks described above under “Buyout Strategies,” Underlying Funds that make private energy investments are subject to additional risks that are particularly relevant to this asset sub-class of private equity. The performance of these investments will be substantially dependent upon prevailing prices of oil, electricity, natural gas and potentially other commodities (e.g., corn and sugar), which have been (and are likely to continue to be) volatile and subject to wide fluctuations and may adversely impact returns. The energy industry is subject to both non-U.S. and U.S. federal, state and local laws and regulations, including environmental rules and regulations.

Preferred Equity Investment Strategies. Preferred securities are subordinated to bonds and other debt securities in a portfolio company’s capital structure in terms of priority for corporate income and liquidation payments and, therefore, will be subject to greater credit risk than those debt securities. The preferred equity investments in which the Fund or the Underlying Funds will invest, by the nature of the capital structure of such investments, will involve a high degree of financial risk. These securities will be unsecured. In addition, while the GP will endeavor to structure the preferred equity investments in a manner most favorable to the Underlying Fund, these securities may not be protected by all the financial and other covenants and limitations that would be typical for secured loans. These investments often reflect a greater possibility that adverse changes in the financial condition of the counterparty and underlying assets or general economic conditions or both may impair the ability of the counterparty to make distributions. Preferred equity investments are often issued in connection with leveraged acquisitions, recapitalizations or restructurings, each of which entails potential risks. There is no requirement that investments of the Underlying Funds will be preferred equity investments nor that the Underlying Fund only hold preferred equity. It is expected that the Fund will hold common equity through its investments in some Underlying Funds and may hold whole portfolios as part of the investment strategy.

Investments in the Debt Securities of Small or Middle-Market Portfolio Companies.

An Underlying Fund’s investments may consist of loans to small and/or less well-established privately held companies. While smaller private companies may have potential for rapid growth, investments in private companies pose significantly greater risks than investments in public companies. For example, private companies:

●	have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress;

●	may have limited financial resources and may be unable to meet their obligations under their debt securities that an Underlying Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Underlying Fund realizing any guarantees it may have obtained in connection with the Underlying Fund’s investment;

●	may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

●	generally, are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on the Underlying Fund that has invested in the portfolio company; and

●	generally, have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies, as these securities typically are less liquid, traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

In addition, investments in private companies tend to be less liquid. The securities of many of the companies in which an Underlying Fund may invest are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors only. Such securities may be subject to legal and other restrictions on resale. As such, an Underlying Fund may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of target portfolio companies may affect the Underlying Fund’s investment returns.

General Risks Related to Investments in Real Estate and Real Estate Related Assets

Real Estate-Related Investments. The Fund may invest in Underlying Funds that invest in real estate or real estate-related assets. Real estate historically has experienced significant fluctuations and cycles in value that may result in reductions in the value of real estate-related investments. The marketability and value of an Underlying Fund’s investments will depend on many factors beyond any control of the Underlying Fund or its manager. The ultimate performance of an Underlying Fund’s investments will be subject to the varying degrees of risk generally incident to the operation of the underlying real property or real estate-related assets. For example, the ultimate value of an Underlying Fund’s investments may depend upon the real property owner’s ability to operate the real property in a manner sufficient to maintain or increase revenues in excess of operating expenses or, in the case of leased real property, the ability of the lessee to make rental payments. Revenues may be adversely affected by changes in national or international economic conditions; changes in local market conditions due to changes in general or local economic conditions and neighborhood characteristics; the financial condition of tenants and lessees, buyers and sellers of properties; competition from other properties offering the same or similar services; changes in interest rates and in the availability, cost and terms of mortgage funds; the impact of present or future environmental legislation and compliance with environmental laws (as more specifically set out below); the ongoing need for capital improvements (particularly in older structures); changes in real estate tax rates and other operating expenses; adverse changes in governmental rules and fiscal policies; civil unrest; acts of God, including earthquakes, hurricanes and other natural disasters; acts of war; acts of terrorism (any of which may result in uninsured losses); adverse changes in zoning laws; and other factors that are beyond the control of the real property owners, the Underlying Funds or their managers. In the event that any of the properties underlying an Underlying Fund’s investments experience any of the foregoing events or occurrences, the value of and return on the investor’s investment in a Fund would be negatively impacted.

Development. An Underlying Fund may acquire equity and/or debt interests in real estate developments and/or in businesses that engage in real estate development. To the extent that an Underlying Fund invests in such development activities, it will be subject to the risks normally associated with such activities. Investments made in properties to be developed may receive little or no cash flow, and market conditions may change during the course of development which makes such development less attractive than at the time it was commenced. Such risks include, without limitation, risks relating to the availability and timely receipt of zoning and other regulatory approvals, the cost and timely completion of construction (including risks beyond the control of an Underlying Fund or its manager, such as weather or labor conditions or material shortages) and the availability of both construction and permanent financing on favorable terms. These risks could result in substantial unanticipated delays or expenses and, under certain circumstances, could prevent completion of development activities once undertaken, any of which could have an adverse effect on the financial condition and results of operations of an Underlying Fund and on the amount of funds available for distribution to its investors.

Office Properties. An Underlying Fund may invest in office properties. A large number of factors may adversely affect the value of office properties, including the quality of an office building’s tenants; an economic decline in the business operated by the tenants; the physical attributes of the building in relation to competing buildings (e.g., age, condition, design, appearance, location, access to transportation and ability to offer certain amenities, such as sophisticated building systems and/or business wiring requirements); the physical attributes of the building with respect to the technological needs of the tenants, including the adaptability of the building to changes in the technological needs of the tenants; the diversity of an office building’s tenants (or reliance on a single or dominant tenant); the desirability of the area as a business location; the strength and nature of the local economy, including labor costs and quality, tax environment and quality of life for employees; and an adverse change in population, patterns of telecommuting or sharing of office space, and employment growth (which creates demand for office space).

Multifamily Properties. An Underlying Fund may invest in garden-style, mid-rise and high-rise properties. A large number of factors may adversely affect the value and successful operation of such properties, including: physical attributes of the property such as its age, condition, design, appearance, access to transportation and construction quality; location of the property (for example, a change in the neighborhood over time); ability of management to provide adequate maintenance and insurance; the types of services or amenities that the property provides; the property’s reputation; the level of mortgage interest rates, which may encourage tenants to purchase rather than lease housing; presence of competing properties; the tenant mix, such as the tenant population being predominantly students or being heavily dependent on workers from a particular business or personnel from a local industrial unit; adverse local or national economic conditions, which may limit the amount of rent that may be charged and may result in a reduction of timely rent payments or a reduction in occupancy levels; state and local regulations, which may affect the building owner’s ability to increase rent to the level of market rents for an equivalent apartment; and government assistance/rent subsidy programs.

In addition, certain local and international jurisdictions regulate the relationship of an owner and its tenants. Generally, these laws require a written lease, good cause for eviction, disclosure of fees, and notification to residents of changed land use, while prohibiting unreasonable rules, retaliatory evictions, and restrictions on a resident’s choice of unit vendors.

In addition to U.S. federal, state and/or local regulation of the landlord-tenant relationship, numerous counties and/or municipalities impose rent control on apartment buildings. These ordinances may limit rent increases to fixed percentages, to percentages of increases in the consumer price index, to increases set or approved by a governmental agency, or to increases determined through mediation or binding arbitration.

Retail Properties. An Underlying Fund may invest in retail properties. Several factors may adversely affect the value and successful operation of a retail property, including, but not limited to: (i) changes in consumer spending patterns, local competitive conditions (such as the supply of retail space or the existence or construction of new competitive shopping centers or shopping malls); (ii) alternative forms of retailing (such as internet web sites, direct mail and video shopping networks, which reduce the need for retail space by retail companies); (iii) the safety, convenience and attractiveness of the property to tenants and their customers or clients; (iv) the public perception of the safety of customers at shopping malls and shopping centers; (v) the need to make major repairs or improvements to satisfy the needs of major tenants; and (vi) traffic patterns and access to major thoroughfares.

The general strength of retail sales also directly affects retail properties. If retail sales by tenants in an Underlying Fund’s properties were to decline, the rents that are based on a percentage of revenues may also decline, and tenants may be unable to pay the fixed portion of their rents or other occupancy costs. The cessation of business by a significant tenant can adversely affect a retail property, not only because of rent and other factors specific to such tenant, but also because significant tenants at a retail property play an important part in generating customer traffic and making a retail property a desirable location for other tenants at such property.

Student Housing. Student housing properties face significant competition from university-owned student housing and from other private student housing communities located within close proximity to universities. Many students prefer on-campus housing to off-campus housing because of the closer physical proximity to campus and the integration of on-campus facilities into the academic community. Other factors affecting the profitability of student housing are the relationships that student housing operators maintain with universities for referrals of prospective tenants or for mailing lists of prospective tenants and their parents, as well as general admission policies limiting the number of student admissions or requiring that a certain class of students (e.g., freshmen) live in a university-owned facility. Moreover, universities can generally avoid real-estate taxes and borrow funds at lower interest rates, while private-sector operators of student housing generally pay full real estate taxes and thus have higher borrowing costs. Consequently, universities often can offer more convenient and/or less expensive student housing than private operators of student housing, which can adversely affect occupancy and rental rates. Finally, student housing properties usually require greater maintenance costs because of increased damage or wear and tear than would apply to other types of housing, and usually have a higher turnover rate than other types of multifamily tenants, compounded by the fact that student leases are available for periods of less than 12 months. All these factors combine to produce heightened uncertainty with respect to predicting cash flows generated by student housing.

Leases of student housing properties typically are for a term of one year or less. Properties may need to be entirely re-leased each year, exposing an Underlying Fund to more leasing risk than property lessors that lease their properties for longer terms. Student housing properties are also typically leased during a limited leasing period that begins each October and ends in September of the following year. This requires increased reliance on the effectiveness of marketing and leasing efforts and personnel during this leasing period. Any significant difficulty in leasing properties would adversely affect results of operations and the financial condition of an Underlying Fund’s investment. Additionally, student-tenants may be more likely to default on their lease obligations during the summer months, which could further reduce revenues during this period. Although lease obligations will typically be guaranteed by a parent, the Underlying Fund may have to spend considerable effort and expense in pursuing payment upon a defaulted lease, and efforts may not be successful. Furthermore, tenants may not have to submit a security deposit, making it significantly less likely that the tenant will cover potential damages to the property.

Assisted-Living and Seniors’ Housing. The success of assisted-living and seniors’ housing depends in large part on the success in attracting senior citizens with the ability to pay for the services they receive. While a portion of the fees payable by residents of retirement facilities may be reimbursed by government and private payors, many such facilities are substantially dependent on the ability of the residents and their families to pay directly. In addition, some payors may limit the number of days for which payment will be made in some settings, such as skilled nursing facilities, and most payors limit the types of services for which payment will be made and/or the amount paid for each particular service.

Health care in general is an area subject to extensive regulation and frequent regulatory change. Some jurisdictions promote regionally-managed and regulated health care systems. These changes favor larger operators that have the resources to provide more cost-effective management services and well-developed staff training programs on a regional basis. There can be no assurance that future regulatory changes in health care, particularly those changes affecting the seniors’ housing industry, will not materially adversely affect the Underlying Funds. It may be difficult to obtain certain required regulatory approvals or sustain current funding levels.

Delays in obtaining regulatory approvals could hinder the services and operations of an Underlying Fund’s seniors’ housing, which could materially adversely affect a Fund’s anticipated revenues, results of operations and cash flows.

Retirement communities in certain provinces are subject to audits and/or inspections by government authorities to ensure compliance with applicable laws and licensing requirements.

Government agencies have steadily increased their enforcement activity over the past several years. Further, laws and regulation periodically change over time and regulatory bodies may impose more stringent requirements on the underlying portfolio investments of the Underlying Funds. As a result, the Underlying Funds and their managers must continually allocate increased resources to ensure compliance with applicable regulations. However, there is no assurance that the Underlying Funds and their managers will be able to increase its resource allocation sufficiently to match all costs of compliance or increased costs of compliance.

Where the Underlying Funds have originated and/or acquired loans secured by retirement community properties, the applicable provincial licensing and regulatory may limit the ability of the Underlying Funds to foreclose on such properties. The Underlying Fund may be subject to certain restrictions when considering foreclosing on any such collateral. As a result, the manager of the Underlying Fund may restrict or limit the exercise of rights for the Underlying Fund in connection with such loans.

Risks Associated with Commercial Mortgage Loans. An Underlying Fund may invest in commercial mortgage loans. The value of an Underlying Fund’s commercial mortgage loans will be influenced by the rate of delinquencies and defaults experienced on the commercial mortgage loans and by the severity of loss incurred as result of such defaults. The factors influencing delinquencies, defaults and loss severity include (i) economic and real estate market conditions by industry sectors (e.g., multifamily, retail, office, etc.); (ii) the terms and structure of the mortgage loans; and (iii) any specific limits to legal and financial recourse upon a default under the terms of the mortgage loan.

Commercial mortgage loans are generally viewed as exposing a lender to a greater risk of loss through delinquency and foreclosure than lending on the security of single family residences. The ability of a borrower to repay a loan secured by income-producing property typically is dependent primarily upon the successful operation and operating income of such property (i.e., the ability of tenants to make lease payments, the ability of a property to attract and retain tenants, and the ability of the owner to maintain the property, minimize operating expenses, and comply with applicable zoning and laws) rather than upon the existence of independent income or assets of the borrower. Many commercial mortgage loans provide recourse only to specific assets, such as the property, and not against the borrower’s other assets or personal guarantees.

Commercial mortgage loans generally do not fully amortize, which can necessitate a sale of the property or refinancing of the remaining “balloon” amount at or prior to maturity of the mortgage loan. Accordingly, investors in commercial mortgage loans bear the risk that the borrower will be unable to refinance or otherwise repay the mortgage at maturity, thereby increasing the likelihood of a default on the borrower’s obligation.

The exercise of foreclosure and other remedies may involve lengthy delays and additional legal and other related expenses on top of potentially declining property values. In certain circumstances, the creditors may also become liable upon taking title to an asset for environmental or structural damage existing at the property.

Risks Associated with Residential Mortgage Loans. An Underlying Fund may invest in residential mortgage loans, including subprime mortgages which have been subject to investor consternation in recent years. Residential mortgage loans are typically secured by single-family residential property and are subject to risks of delinquency and foreclosure and risks of loss. The ability of a borrower to repay a loan secured by a residential property is dependent upon the income or assets of the borrower. A number of factors, including, without limitation, a general economic downturn, natural disasters, environmental disasters, acts of terrorism, social unrest and civil disturbances, may impair borrowers’ abilities to repay their loans. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in- possession to the extent the lien is unenforceable under state law. Foreclosure of a mortgage loan can be an expensive and lengthy process which could have a substantial negative effect on an Underlying Fund’s anticipated return on a foreclosed mortgage loan.

In addition, certain residential mortgage loans may be structured with negative amortization features. Negative amortization arises when the mortgage payment in respect of a loan is smaller than the interest due on such loan. On any such mortgage loans, if the monthly payments are not enough to cover both the interest and principal payments on the loan, the shortfall is added to the principal balance, causing the loan balance to increase rather than decrease over time. Because the related mortgagors may be required to make a larger single payment upon maturity, the default risk associated with such mortgage loans may be greater than that associated with fully amortizing mortgage loans.

Construction, Redevelopment and Renovation Risks. The existence of construction or renovation at properties underlying an investment made by an Underlying Fund may make space unavailable to rent or may make the properties less attractive to tenants or their customers, and accordingly could have a negative effect on net operating income. To the extent applicable, there can be no assurance that any escrow or reserve collected will be sufficient to complete any current renovation or be otherwise sufficient to satisfy any tenant improvement expenses at a property. Failure to complete planned improvements may have a material adverse effect on the cash flow at the property and the related borrower’s ability to meet its payment obligations under its loan documents. In addition, in the event the related borrower fails to pay the costs for work completed or material delivered in connection with such ongoing redevelopment or renovation, the portion of the property on which there are renovations may be subject to mechanic’s or materialmen’s liens that may be senior to an Underlying Fund’s lien. Additionally, there can be no assurance that any current or planned redevelopment, renovation or expansion will be completed, that such redevelopment, renovation or expansion will be completed in the time frame contemplated, or that, when and if redevelopment, renovation or expansion is completed, such redevelopment, renovation or expansion will improve the operations at, or increase the value of, the subject property. Failure of any of the foregoing to occur could affect the ability of the related borrower to repay amounts due under its loan.

Risk of Decline in Value of Real Estate Collateral. The value of the real estate which underlies mortgage loans is subject to market conditions. Changes in the real estate market may adversely affect the value of the collateral and thereby lower the value to be derived from a liquidation. In addition, adverse changes in the real estate market increase the probability of default, as the incentive of the borrower to retain the property declines. Furthermore, many of the properties and/or the borrowers which will secure loans underwritten or invested in by an Underlying Fund may be suffering varying degrees of financial distress or may be located in economically distressed areas. Loans purchased or underwritten by the Underlying Fund may become non-performing for a wide variety of reasons, including, without limitation, because the mortgaged property is too highly leveraged (and, therefore, the borrower is unable to meet its debt service payments), has not been fully completed or is in need of rehabilitation. Such non-performing loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate, capitalization of interest payments, or a substantial write-down of the principal of the loan. Furthermore, the Underlying Fund may decide in certain circumstances to reduce collateral.

Litigation at the Property Level. The acquisition, ownership, and disposition of real properties carry certain specific litigation risks, which could result in losses to an Underlying Fund. Litigation may be commenced with respect to a property acquired by the Underlying Fund or its subsidiaries in relation to activities that took place prior to the Underlying Fund’s acquisition of such property. In addition, at the time of disposition of an individual property, a potential buyer may claim that it should have been afforded the opportunity to purchase the asset or alternatively that such buyer should be awarded due diligence expenses incurred or statutory damages for misrepresentation relating to disclosures made, if such buyer is passed over in favor of another as part of the Underlying Fund’s efforts to maximize sale proceeds. Similarly, successful buyers may later sue the Underlying Fund under various damage theories, including those sounding in tort, for losses associated with latent defects or other problems not uncovered in due diligence. Underlying Funds may also be exposed to litigation resulting from the activities of tenants or their customers, particularly, when the borrower is distressed and the Underlying Fund seeks to exercise remedies. In a Underlying Fund’s investment portfolio there may also be occasional claims in the regular course of business, such as slips and falls.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate investment may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such real estate.

Infrastructure Sector Risk

Some Underlying Funds in which the Fund invests may be focused on the infrastructure sector. Infrastructure assets may be subject to a variety of risks, not all of which can be foreseen or quantified, including: (i) the burdens of ownership of infrastructure: (ii) local, national and international political and economic conditions; (iii) the supply and demand for services from and access to infrastructure; (iv) the financial condition of users and suppliers of infrastructure assets; (v) changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; (vi) changes in regulations, planning laws and other governmental rules; (vii) changes in fiscal and monetary policies; (viii) under-insured or uninsurable losses, such as force majeure acts and terrorist events; (ix) reduced investment in public and private infrastructure projects; and (x) other factors which are beyond the reasonable control of the Fund. Many of the foregoing factors could cause fluctuations in usage, expenses and revenues, causing the value of investments to decline and a material adverse effect on an Underlying Fund’s performance.

Portfolio Company Risk

The portfolio companies in which the Fund invests, either directly or indirectly through an Underlying Fund, may involve a high degree of business and financial risk. Portfolio companies may be in early stages of development, may have operating losses or significant variations in operating results and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. Portfolio companies may also include companies that are experiencing or are expected to experience financial difficulties, which may never be overcome. In addition, they may have weak financial conditions and may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive positions. To the extent a portfolio company in which the Fund has invested receives additional funding in subsequent financings and the Fund does not participate in such additional financing rounds, the interests of the Fund in such portfolio company would be diluted. Portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities and a larger number of qualified managerial and technical personnel. Many of the portfolio companies may be highly leveraged, which may impair their ability to finance their future operations and capital needs and may result in restrictive financial and operating covenants. As a result, such companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. In addition, in the event that such companies do not perform as anticipated or incur unanticipated liabilities, high leverage will magnify the adverse effect on the value of the companies’ equity and could result in substantial diminution in, or the total loss of, equity investments in such companies. Portfolio companies may not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of public companies in the United States. Accordingly, information supplied to the Fund may be incomplete, inaccurate and/or significantly delayed. The Fund may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such portfolio companies, which may ultimately have an adverse impact on the net asset value of the Fund.

Repurchase Risks

Repurchase Risks. The Fund is an “interval fund” and, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash, sales of portfolio securities or borrowings. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. To the extent the Fund generates gains in excess of losses when liquidating investments to satisfy repurchases, the Fund may need to distribute such gain to avoid incurring entity level tax.

Certain Shareholders, including the Adviser or its affiliates, may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of their Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request.

Risks of Investing in CLOs and Asset Backed Securities

Indirect Investments in Senior Secured Loans. The Fund may obtain exposure to underlying senior secured loans through its investments in CLOs, directly or through Underlying Funds, but may obtain such exposure directly or indirectly through other means from time to time. Such loans may become nonperforming or impaired for a variety of reasons. Nonperforming or impaired loans may require substantial workout negotiations or restructuring that may entail a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. Risks associated with senior secured loans include the fact that prepayments generally may occur at any time without premium or penalty.

In addition, the portfolios of certain CLOs in which the Fund or an Underlying Fund invests may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. These companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Middle market companies typically have narrower product lines and smaller market shares than large companies. Therefore, they tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. The success of a middle market business may also depend on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on the obligor. Accordingly, loans made to middle market companies may involve higher risks than loans made to companies that have greater financial resources or are otherwise able to access traditional credit sources. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which the Fund may invest. As a consequence of the forgoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.

Covenant-lite loans may comprise a significant portion of the senior secured loans underlying the CLOs in which the Fund invests. Over the past decade, the senior secured loan market has evolved from one in which covenant-lite loans represented a minority of the market to one in which such loans represent a significant majority of the market. Generally, covenant-lite loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent that the CLOs that the Fund invests in hold covenant-lite loans, the Fund’s CLOs may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Risk of Investing in CLO Securities and Other Credit Investments. The Fund’s investments may consist of CLO securities, and the Fund may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. The Fund and other investors in CLO and related structured finance securities ultimately bear the credit risk of the underlying collateral. In most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches, and scheduled payments to junior tranches have a priority in right of payment to equity tranches.

CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. For example, investments in structured vehicles, including collateralized bond obligations (“CBOs”) and equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage related securities and trust preferred securities. The pool of high yield securities underlying CBOs is typically separated into tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates, whereas the lower tranches, with greater risk, pay higher interest rates.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Fund’s investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Changes in the collateral held by a CLO may cause payments on the instruments the Fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the Fund may target. In addition, CLO and other structured finance securities may be subject to prepayment risk. Further, the performance of a CLO or other structured finance security may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to liquidity risk.

Risk of Investing in Primary CLO Market. Between the pricing date and the effective date of a CLO, the CLO manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the CLO manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO equity and debt investors to receive less than face value of their investment.

Risk of Failure to Maintain a Broad Range of Underlying Obligors Across the CLOs. The Fund may be subject to focused investment risk since CLO portfolios tend to have a certain amount of overlap across underlying obligors. This trend is generally exacerbated when demand for bank loans by CLO issuers outpaces supply. Market analysts have noted that the overlap of obligor names among CLO issuers has increased recently and is particularly evident across CLOs of the same year of origination, as well as with CLOs managed by the same asset manager. To the extent the Fund invests in CLOs which have a high percentage of overlap, this may increase the likelihood of defaults on the CLO investments occurring together.

Risk of Underlying CLO’s Failure to Satisfy Certain Tests. The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, would lead to a reduction in its payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt would be entitled to additional payments that would, in turn, reduce the payments the Fund, as holder of junior debt or equity tranches, would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s investment performance.

Risk of Additional Expenses Through the Fund’s Investments in CLOs and Other Investment Vehicles. The Fund invests in CLO securities and may invest, to the extent permitted by law, in the securities and other instruments of other investment companies, and, to the extent the Fund so invests, will bear its ratable share of a CLO’s or any such investment vehicle’s expenses, including management and performance fees.

CLO Manager Risk. The Fund relies on CLO managers to administer and review the portfolios of collateral they manage. The actions of the CLO managers may significantly affect the return on the Fund’s investments; however, the Fund, as an investor of the CLO, typically does not have any direct contractual relationship with the managers of the CLOs in which it invests. The ability of each CLO manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on the Fund’s investments, as the Fund may not be provided with information on a timely basis in order to take appropriate measures to manage its risks. The Fund will also rely on CLO managers to act in the best interests of a CLO it manages; however, such CLO managers are subject to fiduciary duties owed to other classes of notes besides those in which the Fund invests; therefore, there can be no assurance that the CLO managers will always act in the best interest of the class or classes of notes in which the Fund invested. If any CLO manager were to act in a manner that was not in the best interest of the CLOs (e.g., gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of the Fund’s investments. Furthermore, since the underlying CLO issuer often provides an indemnity to its CLO manager, the Fund may not be incentivized to pursue actions against the CLO manager since any such action, if successful, may ultimately be borne by the underlying CLO issuer and payable from its assets, which could create losses to the Fund as an investor in the CLO. In addition, to the extent the Fund invests in CLO equity, liabilities incurred by the CLO manger to third parties may be borne by the Fund to the extent the CLO is required to indemnify its CLO manager for such liabilities.

In addition, the CLOs in which the Fund invests are generally not registered as investment companies under the 1940 Act. As an investor in these CLOs, the Fund is not afforded the protections that stockholders in an investment company registered under the 1940 Act would have.

CLO Manager Key Personnel Risk. Given that the Fund invests in CLO securities issued by CLOs which may be managed by unaffiliated CLO managers, the Fund is dependent on the skill and expertise of such managers. The Adviser’s ability to analyze and diligence potential CLO managers differentiates its approach to investing in CLO securities. However, the Fund cannot assure you that, for any CLO it invests in, the CLO manager in place when it invests in such CLO securities will continue to manage such CLO through the life of its investment. CLO managers are subject to removal or replacement by other holders of CLO securities without its consent, and may also voluntarily resign as CLO manager or assign their role as CLO manager to another entity. There can be no assurance that any removal, replacement, resignation or assignment of any particular CLO manager’s role will not adversely affect the returns on the CLO securities in which the Fund invests.

Risk of Underlying CLO’s Tax Status. Each CLO in which the Fund invests will generally operate pursuant to investment guidelines intended to ensure the CLO is not treated as engaged in a U.S. trade or business for U.S. federal income tax purposes. Each CLO will generally receive an opinion of counsel, subject to certain assumptions (including compliance with the investment guidelines) and limitations, that the CLO will not be engaged in a U.S. trade or business for U.S. federal income tax purposes. If a CLO fails to comply with the investment guidelines or the IRS, otherwise successfully asserts that the CLO should be treated as engaged in a U.S. trade or business for U.S. federal income tax purposes, such CLO could be subject to U.S. federal income tax on a net basis, which could reduce the amount available to distribute to junior debt and equity holders in such CLO, including the Fund.

Risk of Underlying CLO’s Failure to Comply with Certain U.S. Tax Disclosure Requirements. The U.S. Foreign Account Tax Compliance Act provisions of the Code, or “FATCA” imposes a withholding tax of 30% on U.S. source periodic payments, including interest and dividends to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLOs in which the Fund invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which the Fund invests fails to properly comply with these reporting requirements, it could reduce the amount available to distribute to equity and junior debt holders in such CLO, which could materially and adversely affect the fair value of the CLO’s securities, which could adversely affect the Fund’s investment performance.

Risk of Increased Competition in the Market or a Decrease in New CLO Issuances. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. While the Fund cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

In addition, the volume of new CLO issuances and CLO refinancings varies over time as a result of a variety of factors including new regulations, changes in interest rates, and other market forces. As a result of increased competition and uncertainty regarding the volume of new CLO issuances and CLO refinancings, the Fund can offer no assurances that it will deploy all of its capital in a timely manner or at all. Prospective investors should understand that the Fund may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to it.

ABS and MBS Generally. The investment characteristics of asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”) differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time.

Investments in subordinated MBS and ABS involve greater credit risk of default than the senior classes of the issue or series. Default risks may be further pronounced in the case of MBS and ABS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans. Certain subordinated securities absorb all losses from default before any other class of securities is at risk, particularly if such securities have been issued with little or no credit enhancement or equity. Such securities, therefore, possess some of the attributes typically associated with equity investments.

Mortgage loans on commercial properties often are structured so that a substantial portion of the loan principal is not amortized over the loan term but is payable at maturity and repayment of the loan principal thus often depends upon the future availability of real estate financing from the existing or an alternative lender and/or upon the current value and salability of the real estate. Therefore, the unavailability of real estate financing may lead to default.

Most commercial mortgage loans underlying MBS are effectively nonrecourse obligations of the borrower, meaning that there is no recourse against the borrower’s assets other than the collateral. If borrowers are not able or willing to refinance or dispose of encumbered property to pay the principal and interest owed on such mortgage loans, payments on the subordinated classes of the related MBS are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes of MBS may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed in lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property. Foreclosure can be costly and delayed by litigation and/or bankruptcy. Factors such as the property’s location, the legal status of title to the property, its physical condition and financial performance, environmental risks, and governmental disclosure requirements with respect to the condition of the property may make a third party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related MBS. Revenues from the assets underlying such MBS may be retained by the borrower and the return on investment may be used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs. Such diverted revenue is generally not recoverable without a court appointed receiver to control collateral cash flow.

ABS are not secured by an interest in the related collateral. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of state and U.S. Federal consumer loan laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of ABS backed by automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related ABS. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the ABS may not have a proper security interest in all of the obligations backing such ABS. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The risk of investing in ABS is ultimately dependent upon payment of consumer loans by the debtor.

The collateral supporting ABS is of shorter maturity than certain other types of loans and is less likely to experience substantial prepayments. ABS are often backed by pools of any variety of assets, including, for example, leases, mobile home loans and aircraft leases, which represent the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The value of an ABS is affected by changes in the market’s perception of the asset backing the security and the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.

RMBS. Holders of residential mortgage-backed securities (“RMBS”) bear various risks, including credit, market, interest rate, structural and legal risks. RMBS represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. Such loans may be prepaid at any time. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans may be securitized by government agencies and the securities issued are guaranteed. The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s “equity” in the mortgaged property and the financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process, and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited.

Investments in RMBS may experience losses or reduced yield if, for example, (i) the borrower of an underlying residential mortgage loan defaults or is unable to make payments, (ii) the underlying residential mortgage loans are prepaid, (iii) there is a general decline in the housing market, or (iv) violations of particular provisions of certain U.S. Federal laws by an issuer of RMBS limit the ability of the issuer to collect all or part of the principal of or interest on the related underlying loans.

Derivatives Risk

Derivatives, including futures contracts, foreign currency transactions, options, swaps, forward foreign currency contracts, and currency futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Derivatives also can expose the Fund to derivative liquidity risk, which includes risks involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties, legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty and operational risk, which includes documentation or settlement issues, system failures, inadequate controls and human error. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to Shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Valuation Risk

The Fund or the Underlying Funds in which it invests may invest a significant portion of its assets in non-publicly traded securities. As a result, although the Fund expects that some of its investments may trade on public or private secondary marketplaces, a market value for its Private Markets investments will typically not be readily determinable. Under the 1940 Act, for the Fund’s investments for which there are no readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded, the Adviser will value such securities at fair value as determined by the Adviser in good faith in accordance with the Adviser’s valuation procedures (“Valuation Procedures”). While the Board retains ultimate authority as to the appropriate valuation of each such investment, the Board has appointed the Adviser as the Fund’s valuation designee to make fair value determinations. The Adviser may utilize the services of one or more independent, third-party pricing services (a “Pricing Service”), which prepare valuations for each of the Fund’s portfolio investments that are not publicly traded or for which the Fund does not have readily available market quotations. The Adviser may also seek to fair value securities with valuations from at least one independent broker or dealer. Because fair valuations are inherently uncertain and may be based on estimates, the determinations of fair value for certain securities may differ materially from the values that would be assessed if a readily available market quotation for these securities existed. Secondary Fund Investments acquired by the Fund at a discount to fair value may result in unrealized gains when the Fund next calculates its daily NAV since any such discounted Secondary Fund Investment will be marked to its net asset value (which may be a price that is higher than its acquisition cost).

Valuation of the Fund’s Interests in Other Underlying Funds. The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the managers of Underlying Funds. Some managers of Underlying Funds provide such valuations on a quarterly basis. For these Underlying Funds, although such valuations are provided on a quarterly basis, the Fund provides valuations, and issues Shares, on a daily basis. A large percentage of the securities in which the Fund invests do not have a readily ascertainable market price and are fair valued by the Underlying Funds’ managers. In this regard, such managers may face a conflict of interest in valuing the securities, as their value may affect their compensation or ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any such manager, the accuracy of the valuations provided by such manager, that they will comply with their own internal policies or procedures for keeping records or making valuations, or that their policies and procedures and systems will not change without notice to the Fund. As a result, an Underlying Fund’s manager’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities. An Underlying Fund’s manager’s information could also be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

Illiquidity of Investments Risk

An investor’s participation in the Fund requires a long-term commitment, with no certainty of return. The Fund’s investments in Private Markets and Underlying Funds will be highly illiquid, are likely to require holding periods of several years, and will be subject to restrictions on resale. The Fund reserves the right to make distributions to Shareholders in-kind. Shareholders may not be able to dispose of assets distributed in-kind, and likely will incur costs and expenses if they are able to dispose of such assets.

Certain investments may be illiquid because, for example, they are subject to legal or other restrictions on transfer or there is no liquid market for such investments. Valuation of such investment may be difficult or uncertain because there may be limited information available about the issuers of such investments. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable and the Fund or an Underlying Fund may not be able to sell them when it desires to do so or to what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of investments eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund or Underlying Funds may not be able to readily dispose of such illiquid investments and, in some cases, may be contractually prohibited from disposing of such investments for a specified period of time. As a result, the Fund or Underlying Funds may be required to hold such investments despite adverse price movements. Even those markets which the Adviser or a general partner or manager of a Private Markets Underlying Fund expects to be liquid can experience periods, possibly extended periods, of illiquidity. Occasions have arisen in the past where previously liquid investments have rapidly become illiquid.

Non-Diversification Risk

The Fund is classified as a “non-diversified” investment company under the 1940 Act, although it is diversified for purposes of the Code. An investment company classified as “diversified” under the 1940 Act is subject to certain limitations with respect to the value of the company’s assets invested in particular issuers. As a non-diversified investment company, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively higher proportion of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Lack of Operating History of Certain Underlying Funds

Certain Underlying Funds in which the Fund invests may be newly formed entities that have no operating histories. Therefore, the Adviser will not be able to evaluate the past performance of such investment.

Limitations of Prior Performance

Whenever possible, the Adviser will evaluate the past investment performance of Underlying Fund managers and their personnel. However, this past investment performance may not be indicative of the future results of an investment in the Underlying Fund managed by such manager. Furthermore, Underlying Fund managers’ trading methods are dynamic and change over time, and thus a manager will not always use the same trading method in the future that was used to compile past performance histories.

Special Risks of Multi-Tiered Investments

Certain Underlying Funds in which the Fund invests generally will not be registered as investment companies under the 1940 Act, and, therefore, the Fund will not have the benefit of various protections afforded by the 1940 Act with respect to its investments in such Underlying Funds. For example, registered investment companies are subject to various custody and safekeeping provisions designed to protect the companies’ assets. Underlying Funds that are not subject to the 1940 Act are not subject to these provisions and may be subject to a greater risk of loss associated with a failed custody relationship, including as a result of misconduct by an Underlying Fund manager. When the Adviser invests the Fund’s assets with an Underlying Fund, the Fund does not have custody of the assets or control over their investment. Therefore, there is a risk that the Underlying Fund manager could divert or abscond with the assets, fail to follow agreed upon investment strategies, provide false reports of operations, or engage in other misconduct. The Underlying Fund managers with whom the Adviser invests the Fund’s assets may be private and have not registered their investment funds or investment advisory operations under federal or state securities laws. This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the Underlying managers.

Although the Adviser expects to receive information from each Underlying Fund manager regarding its investment performance and investment strategy on a regular basis, the Adviser may have limited access to the specific underlying holdings of the Underlying Fund and little ability to independently verify the information that is provided by the Underlying Fund manager. An Underlying Fund manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. At any given time, the Adviser may not know the composition of an Underlying Fund’s portfolio with respect to the degree of hedged or directional positions, the extent of concentration risk or exposure to specific markets, industries, sectors or collateral types. In addition, the Adviser may not learn of significant structural changes, such as personnel, manager withdrawals or capital growth, until after the fact.

By investing in Underlying Funds indirectly through the Fund, Shareholders bear fees at both the Fund level and the Underlying Fund level. Performance-based fees at the Underlying Fund level may create an incentive for an Underlying Fund manager to make investments that are riskier or more speculative than if the Underlying Fund manager had no such interest, because the Underlying Fund manager will not bear an analogous portion of depreciation in the value of the relevant Underlying Fund’s portfolio if the value of the Underlying Fund declines.

Shareholders also bear a proportionate share of the other operating expenses of the Fund (including administrative expenses) and, indirectly, similar expenses of Underlying Funds. A Shareholder who meets the conditions imposed by the Underlying Funds, including investment minimums that may be considerably higher than the minimum imposed by the Fund, could invest directly with Underlying Fund and avoid paying Fund expenses.

Investment decisions of Underlying Fund managers are made independently of each other. As a result, at any particular time, one Underlying Fund manager may be purchasing securities of an issuer whose securities are being sold by another Underlying Fund manager for another Underlying Fund. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

Since the Fund may be able to make investments in or effect withdrawals from Underlying Fund only at certain times, the Fund from time to time may have to invest a greater portion of its assets temporarily in money market or other more liquid securities than it otherwise might wish to invest, the Fund may not be able to withdraw its investment in a Underlying Fund promptly after it has made a decision to do so, and the Fund may have to borrow money to enable the Fund to tender for Shares. This may adversely affect the Fund’s investment return.

Underlying Funds may be permitted to redeem their interests in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in a Underlying Fund, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, the Fund may seek to dispose of these securities in an appropriate manner.

The Fund may agree to indemnify certain of the Underlying Funds and Underlying Fund managers from liability, damage, cost or expense arising out of, among other things, certain acts or omissions.

The Underlying Funds may, at any time and without notice to the Fund, change their investment objectives, policies or strategies. This may adversely affect the Fund’s allocation among investment strategies and may adversely affect the Fund’s overall risk. Further, the Fund may not be able to withdraw its investment in such Underlying Funds prior to such change(s) taking effect.

Short-Term and Defensive Investments

The Fund will invest its cash reserves in high quality short-term investments. These investments may include money market instruments and other short-term debt obligations, money market mutual funds, and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent the Fund from achieving its investment objective.

Market Crisis and Governmental Intervention

The global financial markets continue to be subject to pervasive and fundamental disruptions that have led to extensive and unprecedented governmental intervention. Such intervention has in certain cases been implemented on an “emergency” basis with little or no notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies.

Legal, tax and regulatory changes could occur that may materially adversely affect the Fund, the Adviser, Underlying Funds and their managers. For example, the regulatory and tax environment for derivative instruments is changing rapidly, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments and the ability of the Fund and Underlying Funds to pursue their trading strategies. Similarly, the regulatory environment for leveraged investors and for alternative funds generally is changing rapidly, and changes in the direct or indirect regulation of leveraged investors or alternative funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Fund and Underlying Funds to pursue their investment objectives or strategies. Due to events in the markets over the past several years, and recent legislation, additional regulatory change may occur in the future.

It is impossible to predict with certainty what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effect of such restrictions on the Fund, the Adviser, Underlying Funds and their managers. Legislation or regulation, which could be substantial and is unpredictable, could pose additional risks and result in material adverse consequences to the Fund and Underlying Funds and/or limit potential investment strategies that would have otherwise been used by the Fund and Underlying Funds in order to seek to obtain higher returns. There is a high likelihood of significantly increased regulation of the global financial markets, and that such increased regulation could be materially detrimental to the performance of the Fund and Underlying Funds.

Legal and Regulatory Changes

Legal and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the Commodity Futures Trading Commission, or the “CFTC,” the SEC, the U.S. Federal Reserve, other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect us. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. Such changes, or uncertainty regarding any such changes, could adversely affect the strategies and plans set forth in this Prospectus. Thus, any such changes, if they occur, could have a material adverse effect on the Fund’s investments and the value of the Fund’s NAV.

In addition, the staff of the SEC from time to time has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and leverage risk. The staff of the Division of Investment Management of the SEC has, in correspondence with registered management investment companies, previously raised questions about the level of, and special risks associated with, investments in CLO securities. While it is not possible to predict what conclusions, if any, the staff may reach in these areas, or what recommendations, if any, the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in Private Market Asset securities could adversely impact the Fund’s ability to implement its investment strategy, or could cause the Fund to take certain actions that may result in an adverse impact on Shareholders or the Fund’s financial condition. The Fund is unable at this time to assess the likelihood or timing of any such regulatory development.

Leverage

The Fund may borrow money in connection with its investment activities, to satisfy repurchase requests from Shareholders and to otherwise provide the Fund with liquidity. Specifically, the Fund may borrow money through a credit facility or other arrangements, if any, to fund investments in in Underlying Funds and Private Markets, subject to the limitations of the 1940 Act. The Fund may also borrow money through a credit facility or other arrangements, if any, to manage timing issues in connection with the acquisition of its investments (e.g., to provide the Fund with temporary liquidity to acquire investments in Underlying Funds or Private Markets in advance of the Fund’s receipt of proceeds from the realization of other Underlying Funds or additional sales of Shares).

To the extent the Fund borrows money or otherwise leverages its investments, the favorable and unfavorable effects of price movements in the Fund’s investments will be magnified. In addition, the Underlying Funds and their portfolio companies are expected to employ or involve significant leverage and/or credit risk. Such portfolio companies may include companies whose capital structures have significant leverage, such as would be the case following a leveraged buyout or management buying transaction. The leveraged capital structure of such portfolio investments would increase their exposure to adverse economic factors such as rising interest rates, downturns in the economy or deterioration in the condition of the portfolio company or its industry. A highly leveraged company is generally more sensitive to downturns in its business and to changes in prevailing economic conditions than is a company with a lower level of debt. A company that is already highly leveraged may be less able to raise additional capital or financing to meet unanticipated contingencies. Other investments in which the Fund may participate directly or indirectly, such as distressed securities and other special situations, may also involve exposure to interest-rate or credit risk.

The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit, if any; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Underlying Funds or Private Markets at inopportune times, which may further depress the returns of the Fund.

The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the Fund’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. The Fund’s borrowings will at all times be subject to this 300% Asset Coverage Requirement.

Regulatory Changes Impacting Private Equity Funds

Legal, tax and regulatory changes could occur that may adversely affect or impact the Fund at any time. The legal, tax and regulatory environment for private equity funds is evolving, and changes in the regulation and market perception of such funds, including changes to existing laws and regulations and increased criticism of the private equity and alternative asset industry by regulators and politicians and market commentators, may materially adversely affect the ability of Underlying Funds to pursue their investment strategies. In recent years, market disruptions and the dramatic increase in capital allocated to alternative investment strategies have led to increased governmental, regulatory and self-regulatory scrutiny of the private equity and alternative investment fund industry in general, and certain legislation proposing greater regulation of the private equity and alternative investment fund management industry periodically is being and may in the future be considered or acted upon by governmental or self-regulatory bodies of both U.S. and in non-U.S. jurisdictions. It is impossible to predict what, if any, changes might be made in the future to the regulations affecting: private equity funds generally; the Underlying Funds; the GPs; the markets in which they operate and invest; and/or the counterparties with which they do business. It is also impossible to predict what the effect of any such legislative or regulatory changes might be. Any regulatory changes that adversely affect an Underlying Fund’s ability to implement its investment strategies could have a material adverse impact on the Underlying Fund’s performance, and thus on the Fund’s performance.

Current Market Conditions Risk

A particular investment, or shares of the Fund in general, may fall in value due to current market conditions. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, may adversely impact the U.S. regulatory landscape, markets and investor behavior, which could negatively impact the Fund's investments and operations. In particular, the imposition of tariffs on foreign countries has led to retaliatory tariffs by certain foreign countries and could lead to retaliatory tariffs imposed by additional foreign countries, as well as increased and prolonged market volatility, and sector-specific downturns in industries reliant on international trade. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. If geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may decline. Additional examples of events that have led to fluctuations in markets include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments and businesses, elevated inflation levels, and problems in the banking sector. Additionally, advancements in technologies such as artificial intelligence may adversely impact markets, disrupt existing industries and sectors, and dislocate opportunities in the labor force, which could negatively affect the overall performance of the Fund.

Affiliated Transactions Risk

The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without relying on an available exemption or the prior approval of the SEC. For purposes of the 1940 Act, the following persons are considered an affiliate of the Fund and the Fund is generally prohibited from buying any securities from or selling any securities to such affiliate: (i) any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities; (ii) any person that owns, directly or indirectly, 5% or more of the outstanding voting securities of SIMC (or its controlling entities); or (iii) any person in which SIMC or a person controlling or under common control with SIMC owns, directly or indirectly, 5% or more of such person’s voting securities. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, holds more than 5% of the voting securities of the Fund or SIMC (or either of their respective controlling entities), or is under common control with the Fund or SIMC, the Fund is prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into “joint” transactions with such person or certain of that person’s affiliates, absent an available exemption or the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or Trustees or their affiliates.

In addition, the Fund is not permitted to co-invest with certain entities affiliated with SIMC in transactions originated by SIMC or its affiliates unless it has obtained an exemptive order from the SEC or co-invests alongside SIMC or its affiliates in accordance with existing regulatory guidance and the allocation policies of SIMC and its affiliates, as applicable.

The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, such as co-investments, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund or SIMC (or either of their respective controlling entities), the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or Trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

The Fund may co-invest in private investments sourced by third-party managers unaffiliated with either the Fund or the Adviser, such as private equity firms. The Fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. To the extent that the lead investor in such a co-investment opportunity assumes control of the management of the private company, the Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operation of the company’s business. The Fund’s ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Fund from selling such investment. Often, the Fund may exit such investment only in a transaction, such as an initial public offering or sale of the company, on terms arranged by the lead investor. Such investments may be subject to additional valuation risk, as the Fund’s ability to accurately determine the fair value of the investment may depend upon the receipt of information from the lead investor. The valuation assigned to such an investment through application of the Fund’s valuation procedures may differ from the valuation assigned to that investment by other co-investors.

Artificial Intelligence Risk

The rapid development of increasingly widespread use of certain artificial intelligence (“AI”) technologies may adversely impact the overall performance of the Fund’s investments, or alter the services provided to the Fund by its service providers. AI technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through use of AI technologies could be insufficient, incomplete, inaccurate or biased, leading to adverse effects for the Fund, including, potentially, operational errors and investment losses. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to the Fund.

Risks of Cyber-Attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Fund, Underlying Funds and their service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund, Underlying Funds and their service providers use to service their operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund, Underlying Funds and their service providers, or various other forms of cyber security breaches. Cyber-attacks affecting the Fund, Underlying Funds and their service providers, or any other of the Fund's intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such companies to lose value. There can be no assurance that the Fund, Underlying Funds and their service providers, or the issuers of the securities in which the Fund or an Underlying Fund invests will not suffer losses relating to cyber-attacks or other information security breaches in the future. The Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions.

Allocation of Investment Opportunities; 1940 Act Restrictions on Investing

The Fund competes for investments with other investment funds and institutional investors. Certain investors have increasingly begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Some of the Fund’s competitors are larger and may have greater financial and other resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than the Fund is able or willing to do. Furthermore, some of the Fund’s competitors may not be subject to the regulatory restrictions that the 1940 Act imposes on it as a closed-end fund. These factors may make it more difficult for the Fund to achieve its investment objective.

The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates (as well as affiliated persons of such affiliated persons) unless SEC relief is available. Among others, affiliated persons of the Fund may include other investment funds managed by the Adviser or its affiliates. The 1940 Act prohibits certain “joint” transactions with the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness), without prior approval from the SEC or reliance on an applicable exemptive rule under the 1940 Act or other regulatory guidance. Even if the Fund were to be able to rely on such rule or guidance that would permit certain “joint” transactions, the conditions imposed by the SEC staff may preclude the Fund from transactions in which it would otherwise wish to engage. There can be no assurance that the 1940 Act prohibition on certain “joint” transactions or the conditions imposed under the SEC staff rules or guidance with respect to such transactions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. For example, in some instances, the Fund will not be permitted to co-invest in privately negotiated transactions in which a term other than price is negotiated.

In addition, entering into certain transactions that are not deemed “joint” transactions (for purposes of the 1940 Act and relevant guidance from the SEC) may potentially lead to joint transactions within the meaning of the 1940 Act in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of current or future joint transactions, the Adviser may avoid allocating an investment opportunity to the Fund that it would otherwise allocate.

Conflicts of Interest

Strategic Relationship

SIMC and Carlyle have formed the Strategic Relationship that addresses access to information about the Carlyle Funds and availability of Carlyle Funds to SIMC for potential investment by the Fund. Pursuant to this Strategic Relationship, Carlyle may provide marketing support to the Adviser without additional compensation, specifically with respect to the Fund’s investments in Carlyle Funds.

SIMC and Carlyle have agreed to certain terms that can, in some cases, present actual or potential conflicts of interest with respect to the Fund and its Shareholders. As described above, under normal market conditions, at least 60% of the Fund’s net assets will be invested in Carlyle Funds, with the Fund’s remaining Private Markets exposure primarily obtained through investments in SEI Funds or direct investments selected by the Adviser, including potential co-investments.

The Adviser expects to select Underlying Funds for Private Markets exposure from among available Carlyle and SEI Funds without considering funds with other managers. To the extent SIMC and Carlyle alter or terminate their Strategic Relationship, the Fund’s ability to pursue its investment strategies, in whole or in part, could be impaired. The Fund and Shareholders could experience investment losses as a result. Other benefits that the Adviser and the Fund recognize as a result of the Strategic Relationship could also be altered, reduced or eliminated in the event of such changes to the Strategic Relationship.

Additionally, Carlyle provides investment advisory services to Underlying Funds in addition to those in which the Fund may invest. Accordingly, Carlyle may have financial interests that diverge from those of the Underlying Funds in which the Fund invests and conflicts of interest may arise in terms of its allocation of investment opportunities as well as its professional time between such Underlying Funds and other clients and personal accounts.

Carlyle is engaged in a broad spectrum of activities including sponsoring and managing Underlying Funds and other activities. Those activities may present conflicts if other Underlying Funds either compete for the same investment opportunity or pursue investment mandates counter to each other.

Investments in Affiliated Funds

The Fund may invest in securities of Underlying SEI Funds, which are advised by the Adviser. Potential conflicts of interest situations could occur where the Adviser is subject to competing interests that have the potential to influence its investment decisions for the Fund and which decisions could adversely impact the Fund. For example, the Adviser may be subject to potential conflicts of interest in investing in affiliated investment companies because the Adviser and its affiliates receive management, transfer agent and/or other fees from affiliated investment companies (such as money market funds advised by the Adviser or its affiliate) and not from other investment companies or private funds. In addition, the portfolio managers may have an incentive to select certain affiliated investment companies due to compensation considerations or to support new investment strategies or the cash flow needs of certain affiliated investment companies. For example, the Adviser may be influenced by its view of the best interests of certain affiliated Underlying SEI Funds, such as a view that an affiliated fund may benefit from additional assets or could be harmed by redemptions. The Adviser and the portfolio managers have a fiduciary duty to the Fund to act in the Fund’s best interests when selecting investments. Under the oversight of the Board and pursuant to applicable policies and procedures, the Adviser will carefully analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts.

Business Relationship with Carlyle

The Adviser or its affiliates provide significant fund administration and related services to Carlyle separate and apart from the Strategic Relationship. Because of this business relationship, the Adviser or its affiliates may have potential conflicts of interest to favor investments in Carlyle Funds or to direct or allocate a high degree of resources and attention to Carlyle to secure additional business. Because of this business relationship, the Adviser may be influenced by its view of the best interests of the Fund in selecting investments in Underlying Funds and may face a potential conflict of interest to select investments in Underlying Carlyle Funds relative to other potential investments, which may be better suited for the Fund. The Adviser and the portfolio managers have a fiduciary duty to the Fund to act in the Fund’s best interests when selecting investments. Under the oversight of the Board and pursuant to applicable policies and procedures, the Adviser will carefully analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts.

Other Activities of the Adviser

There may be numerous potential conflicts of interest between the Adviser or its affiliates (referred to collectively in this section as the “Management Parties”) on the one hand, and the Fund on the other hand, and between the Fund and other investment pools and clients managed by the Management Parties, including but not limited to their own accounts and the accounts of family members (“Other Accounts”). Certain investment opportunities may be appropriate for the Fund and the Management Parties and for such Other Accounts. The Management Parties are not obligated to share any investment opportunity with the Fund, although it and those Other Accounts may invest in the opportunity subject to applicable law. There may be circumstances under which the Management Parties will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets they commit to such investment. Under some circumstances, if the Management Parties or Other Accounts have significant investments in an investment opportunity, regulation may restrict the Fund’s ability to participate in the investment opportunity. There also may be circumstances under which the Management Parties purchase or sell an investment for their Other Accounts and do not purchase or sell the same investment for the Fund, or purchase or sell an investment for the Fund and do not purchase or sell the same investment for one or more Other Accounts. The Management Parties may have interests in Other Accounts they manage which differ from their interests in the Fund and may manage such Other Accounts on terms that are more favorable to them than the terms on which they manage the Fund. In addition, the Management Parties may charge fees to Other Accounts and be entitled to receive performance-based incentive allocations from Other Accounts that are more favorable to the Management Parties than the fees charged to the Investors, thereby creating a financial incentive to favor such Other Accounts.

Subject to applicable regulatory limitations, the Fund may sell any of its investments to the Management Parties or a client of the Management Parties, and the Fund may purchase an investment made by the Management Parties or any such client. In addition, to the extent permitted by applicable law, the Management Parties, in their sole discretion, may from time to time take an active management role in one or more companies in which the Fund invests, directly or indirectly through the Underlying Funds, which may give rise to additional conflicts of interest. The Fund may invest in companies or other entities in which the Management Parties (including other clients of the Management Parties) have an investment, and the Management Parties and other clients of the Management Parties may invest in companies or other entities in which the Fund has made an investment, to the extent permitted by applicable law.

In certain instances the conflicts described in this section (or the resolution thereof) may have an adverse impact on the Fund and its ability to achieve its investment objective. Investors will have no right to be informed of such conflicts as they arise or to participate in the resolution of such conflicts.

Limits of Risk Disclosures

The above discussion is not, nor is it intended to be, a complete enumeration or explanation of all risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and the Fund’s Statement of Additional Information and consult with their own advisers before deciding whether to invest in the Fund. An investment in the Fund should only be made by investors who understand the nature of the investment, do not require liquidity in the investment and can bear the economic risk of the investment.

In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund, however, will supplement this Prospectus from time to time to disclose any material changes in the information provided herein.

MANAGEMENT OF THE FUND

The Board of Trustees

Pursuant to the Fund’s Declaration of Trust and bylaws, as amended, the Fund’s business and affairs are managed by the Adviser and subject to the oversight of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of ten members, eight of whom are considered Independent Trustees. The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust and are subject to election by shareholders if required by the 1940 Act. The Statement of Additional Information provides additional information about the Trustees.

The Adviser serves as the Fund’s investment adviser pursuant to the terms of the Advisory Agreement and subject to the oversight of, and any Fund policies established by, the Board. Pursuant to the Advisory Agreement, the Adviser manages the Fund’s investment portfolio, direct purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Trustee regularly.

The Board, including a majority of the Independent Trustees, oversees and monitors the Fund’s investment performance. After an initial two-year term, the Board will review on an annual basis the Advisory Agreement to determine, among other things, whether the fees payable under the agreement are reasonable in light of the services provided.

Adviser

SEI Investments Management Corporation (“SIMC”), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund’s investment adviser under the Advisory Agreement. The Adviser is a leading global investment provider with approximately $[XX] billion in assets under management as of [XX], 2026. The Adviser’s investment solutions include both registered and private funds offered to high net worth individuals and families, defined benefit plans, foundations, and other institutional investors. The Adviser’s assets under management include a diversified alternative investment portfolio spanning private equity, private credit, real asset, and other non-directional strategies.

The Fund has entered into the Advisory Agreement with the Adviser. The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error of judgment or mistake of law or for any loss the Fund suffers. Pursuant to the Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to the Management Fee. See “Management Fee” below for information about the Adviser’s management fee.

A discussion regarding the Board’s approval of the Advisory Agreement with respect to the Fund will be available in the Fund’s first annual or semi-annual shareholder report for the Fund after commencement of operations for the fiscal year ending March 31, 2027 or period ending September 30, 2027, respectively.

Portfolio Manager

Christopher Pettia serves as the Global Head of Private Assets for SEI’s Investment Management Unit. He is responsible for managing and overseeing all aspects of SEI’s Private Assets business, including investment management, fundraising, investors relations, and firm-wide strategic initiatives. In this role, Mr. Pettia manages a global team with more than $4 billion in assets under management across private equity, venture capital, private real estate, private credit, and real assets. Prior to joining SEI, Mr. Pettia was a Senior Portfolio Manager at DuPont Capital where he was responsible for sourcing, leading, and managing private asset investments on behalf of the DuPont Corporate Pension and third-party institutional investors.

Timothy Sauermelch CFA, serves as Head of Global Macro Portfolio Management within SEI’s Investment Management Unit. He is responsible for the development and implementation of both discretionary and quantitative strategies spanning global macro, multi asset, systematic liquid alternatives, and synthetic beta replication. In this role, Tim also serves as Senior Portfolio Manager, overseeing a team of portfolio managers and traders managing more than $8 billion in assets under management. Mr. Sauermelch is a CFA charterholder, holds an MBA from Villanova University, and maintains the NFA Series 3 and FINRA Series 65 licenses.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities.

Control Persons

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. [XX], an affiliate of the Adviser, has provided an initial investment in the Fund. For so long as [XX] has a greater than 25% interest in the Fund, [XX] may be deemed be a “control person” of the Fund for purposes of the 1940 Act.

Please see “Control Persons and Principal Holders of Securities” in the SAI for additional information on any control persons.

Administrator, Transfer Agent, Custodian, and Distributor

SEI Investments Global Fund Services (the “Administrator”), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund’s administrator. The Administrator is a wholly owned subsidiary of SEI Investments Company. The Administrator provides certain administrative and accounting services to the Fund. Pursuant to the terms of an Administration Agreement between the Fund and the Administrator, the Administrator is responsible, under the ultimate supervision of the Board, for providing all administrative services required in connection with the Fund’s operations, including computing and publishing the net asset value of the Fund (including in connection with subscriptions and repurchases) and performing such additional administrative duties relating to the administration of the Fund as may subsequently be agreed upon in writing between the Fund and the Administrator. SEI Transfer Agency and Registrar Services, Inc. also serves as the transfer agent for the Fund (the “Transfer Agent”) and provides transfer agent and dividend-paying services to the Fund, among other services.

[XX] serves as the custodian of the Fund’s assets pursuant to a Custodian Agreement between the Fund and the Custodian. The Custodian is compensated by the Fund for its services rendered under the Custodian Agreement, including: (a) opening and maintaining separate accounts in the Fund’s name; (b) making cash payments from the accounts for purposes set forth in the Custodian Agreement; (c) holding securities in accounts; (d) releasing and delivering or exchanging securities owned by the Fund as set forth in the Custodian Agreement; (e) collecting and receiving for the account of the Fund all income, property, and similar items; (f) settling purchased securities upon receipt; and (g) furnishing to the Fund periodic and special reports, statements, and other information.

The Fund will pay the Custodian a quarterly fee, plus transaction fees and reimbursement for its out of pocket expenses. The Custodian Agreement provides that the Custodian shall not be liable to the Fund for, and shall be indemnified by the Fund against, any acts or omissions in the performance of its services in the absence of negligence, bad faith, willful misconduct or other breach of the Custodian Agreement by Custodian.

SEI Investments Distribution Co. (the “Distributor”), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund’s distributor pursuant to a Distribution Agreement with the Fund (the “Distribution Agreement”). The Distributor is a wholly owned subsidiary of SEI Investments. It is not anticipated that the Distributor will be compensated by the Fund for its services rendered under the Distribution Agreement, but may retain compensation under the Fund’s Service Plan (described below). The Distributor will not be liable to the Fund for, and will be indemnified by the Fund against, certain actions and omissions.

FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund, including payment to the Fund’s service providers.

Expenses borne directly by the Fund include, but are not limited to: (a) corporate and organization costs relating to offerings of Shares; (b) all expenses of computing net asset value, including any equipment or services obtained for the purpose of valuing the investment portfolio, including appraisal and valuation services provided by third parties; (c) the cost of effecting sales and repurchases of Shares and other securities; (d) the Management Fee; (e) all costs and expenses associated with the operation and ongoing registration of the Fund, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs, and the costs of compliance with any applicable Federal or state laws; fees of the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Fund (the “Independent Trustees”) and the costs and expenses of holding any meetings of the Board or Shareholders that are regularly scheduled, permitted or required to be held under the terms of the Fund’s governing documents, the 1940 Act or other applicable law; (f) fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund and the Independent Trustees; (g) the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, its officers or the Trustees; (h) recordkeeping, custody, administration and transfer agency fees and expenses; (i) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Shareholders; (j) all costs and expenses of preparing and filing regulatory documents with the SEC or any federal or state regulator or agency; (k) all charges for equipment or services used for communications between the Fund and any transfer agent, custodian, administrator or other agent engaged by the Fund; (l) any non-routine expenses, which are expenses incurred outside of the ordinary course of business, including, without limitation, those relating to reorganizations, litigation, conducting Shareholder meetings and repurchase offers and liquidations; (m) all taxes to which the Fund may be subject, directly or indirectly, and whether in the U.S., any state thereof or any other U.S. or non-U.S. jurisdictions; (n) investment related expenses (e.g., expenses that are related to the investment of the Fund’s assets, whether or not such investments are consummated), including, as applicable, brokerage commissions, borrowing charges on securities sold short, clearing and settlement charges, recordkeeping, interest expense, dividends on securities sold but not yet purchased, margin fees, research-related expenses; (o) any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents; and (p) such other types of expenses as may be approved from time to time by the Board.

MANAGEMENT FEE

Pursuant to the Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to the Management Fee. The Management Fee is calculated and payable monthly in arrears at the annual rate of 0.75% of the average daily value of the Fund’s Net Assets. “Net Assets” means the total assets of the Fund minus the Fund’s liabilities.

The Fund's administrator and its affiliates have contractually agreed until [DATE] to waive fees and reimburse expenses in order to keep total direct annual operating expenses (but excluding interest from borrowings, prime broker fees, dividends and interest on securities sold short, AFFE, taxes, brokerage commissions, costs associated with litigation- or tax-related services, Trustee fees, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding [0.75]%. The agreement may be amended or terminated only with the consent of the Board of Trustees of the Fund. There is no guarantee that the contractual fee waiver agreement will continue after [DATE].

PURCHASE OF SHARES

Purchasing Class I Shares

The Fund intends to offer one class of Shares designated as Class I Shares on a continuous basis at the NAV per Share. The Fund may offer additional classes of Shares in the future. The Fund may rely upon an exemptive order from the SEC to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive order, the Fund would be required to comply with certain regulations that would not otherwise apply.

The minimum initial investment for Class I Shares in the Fund from each investor is $1,000. There is no minimum investment amount for subsequent purchases. The Fund reserves the right to waive the minimum initial investment for Class I Shares, including, without limitation, for certain categories of investors, at their discretion. For instance, the initial investment minimum may be reduced or waived for (i) bank trust departments or other financial firms or intermediaries that submit orders on behalf of their customers; (ii) clients of independent investment advisers on behalf of their clients through accounts held at SEI Private Trust Company; and (iii) clients that have entered into a direct bilateral investment advisory agreement with the Adviser with respect to their assets invested in the Fund. The Fund reserves the right to repurchase or redeem all of a Shareholder’s Shares at any time if, as a result of repurchase or transfer requests by the Shareholder, the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase or redemption, less than $1,000, in accordance with applicable federal securities laws, including the 1940 Act and the rules and regulations thereunder.

Initial and additional purchases of Class I Shares may be made on any Business Day. A “Business Day” means any day on which the New York Stock Exchange is open for business. Authorized financial institutions and intermediaries may purchase Class I Shares by placing orders with the Transfer Agent or the Fund’s authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third-party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling [1-XXX-XXX-XXXX]. Generally, cash investments must be transmitted or delivered in federal funds to the Fund’s wire agent by the close of business on the day after the order is placed. However, in certain circumstances, the Fund, at its discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Fund’s procedures and applicable law. The Fund reserves the right to refuse any purchase requests, particularly those that the Fund reasonably believes may not be in the best interest of the Fund or its shareholders and could adversely affect the Fund or its operations.

The Fund calculates its NAV per Share once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day’s NAV per Share, generally the Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. Proper form means that the Fund was provided with a complete and signed account application, as well as sufficient purchase proceeds. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase Class I Shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV per Share after the intermediary receives the request if transmitted to the Fund in accordance with the Fund’s procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow the procedures of your financial institution or intermediary for transacting with the Fund. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Transfers of Shares

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (or its delegate) (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board (or its delegate) that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor documentation in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board (or its delegate) generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than the Fund’s minimum account balance. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board (or its delegate), the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires certain financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund may seek to obtain the following information for each person that opens a new account:

●	Name;
●	Date of Birth (for individuals);
●	Residential or business street address (although post office boxes are still permitted for mailing);
●	Social Security number, taxpayer identification number, or other identifying information; and
●	U.S. citizenship or residency status.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you may be asked to supply the identity of the beneficial owners.

Federal law prohibits certain financial institutions from opening a new account on behalf of a natural person unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional Shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing any and all requested identifying information or from closing an account and repurchasing an investor’s Shares when an investor’s identity is not verified.

In addition, the Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Fund Closings

The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing Shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. Any such opening and closing of the Fund will be disclosed to investors via a supplement to this Prospectus.

PAYMENTS BY THE ADVISER

The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates also may make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

DETERMINATION OF NET ASSET VALUE

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the Management Fee, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share of the Fund is determined daily as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.

If a market quotation is readily available for the valuation of Fund investments, then it is valued by the Fund’s administrator at current market value in accordance with the Fund’s Pricing and Valuation Procedures. The Fund’s Board has designated the Adviser as the Valuation Designee for the Fund pursuant to Rule 2a-5 under the 1940 Act (the "Rule"). The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. The Adviser, in furtherance of the Board's designation, has appointed a committee of Adviser persons to function as the Valuation Designee (the "Committee") and has established Valuation Procedures to implement the Rule.

The Committee will typically first seek to fair value investments with valuations received from a Pricing Service. If such valuations are not available or are unreliable, the Committee will seek to obtain a bid price from at least one independent broker or dealer. Notwithstanding the foregoing, with respect to CLO equity securities, the Committee will typically first seek to fair value CLO equity securities with valuations from at least one independent broker or dealer. If such valuations are not available or are unreliable, the Committee will then convene and, subject to the Valuation Procedures, seek to establish a fair value for the fair value investments.

When valuing portfolio securities, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (Nasdaq) or as otherwise noted below), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price.

Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV per share, with the exception of exchange traded funds, which are priced as equity securities. These open-end investment company shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company's NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, then long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price as provided by a Pricing Service.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by a Pricing Service. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time the Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund's futures or centrally cleared swaps position.

If a security's price cannot be obtained, as noted above, or in the case of equity tranches of CLOs, the securities will be valued using a bid price from at least one independent broker. If such prices are not readily available, are determined to be unreliable or cannot be valued using the methodologies described above, the Committee will fair value the security using the Valuation Procedures, as described below.

If available, debt securities, swaps (which are not centrally cleared), bank loans or debt tranches of CLOs, such as those held by the Fund, are priced based upon valuations provided by a Pricing Service. Such values generally reflect the last reported sales price if the security is actively traded. The Pricing Service may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities.

On the first day a new debt security purchase is recorded, if a price is not available from a Pricing Service or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Valuation Procedures until an independent source can be secured. Securities held by the Fund with remaining maturities of 60 days or less will be valued at their amortized cost.

Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the security will be valued by an independent broker quote or fair valued by the Committee.

The Committee and Fund's administrator, as applicable, reasonably believe that prices provided by Pricing Services are reliable. However, there can be no assurance that such Pricing Service's prices will be reliable. The Committee, who is responsible for making fair value determinations with respect to the Fund’s portfolio securities, will continuously monitor the reliability of readily available market quotations obtained from any Pricing Service and shall promptly notify the Fund’s administrator if the Committee reasonably believes that a Pricing Service is no longer a reliable source of readily available market quotations. The Fund’s administrator, in turn, will notify the Committee if it reasonably believes that a Pricing Service is no longer a reliable source for readily available market quotations.

Securities for which market prices are not "readily available" are valued in accordance with Rule 2a-5 and the Valuation Procedures. The Committee must monitor for circumstances that may necessitate that a security be valued using Valuation Procedures which can include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions, or (vii) a significant event (as defined below). When a security is valued in accordance with the Valuation Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the forces that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) the size of the holding in the Fund or (vi) any other appropriate information. In fair valuing CLO equity securities, this may also include observations from financial institutions, and fundamental analytical data relating to the investment in the security such as cash flow analysis and portfolio performance assumptions.

As a general matter, the fair value of the Fund’s interest in such a private investment fund will represent the amount that the Fund could reasonably expect to receive from the private investment fund if the Fund’s interest were sold at the time of valuation, determined based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. Unless determined otherwise in accordance with the Valuation Procedures, the fair value of the Fund’s interest in a private investment fund shall be the value attributed to such interest, as of that time of valuation, as reported to the Fund by the private investment fund’s manager, administrator or other designated agent. Such a valuation may be a preliminary valuation and, therefore, may be later revised or adjusted by the private investment fund. Such adjustment or revision will have no effect on the Fund’s net asset value as of any prior valuation time. As a practical matter, the Adviser and the Board have little or no means of independently verifying the valuations provided by such private investment funds. As a result, information available to the Adviser and Fund concerning the value of such investments may not reflect market prices or quotations for the underlying assets. In the unlikely event that a private investment fund does not report a value to the Fund on a timely basis and such fund is not priced by independent pricing agents of the Fund, the Adviser would determine the fair value of the private investment fund based on the most recent value reported by the private investment fund, as well as any other relevant information available to the Committee at the time the Committee values the investment.

The Adviser acts as investment adviser to other clients that may invest in securities for which no public market price exists. The Adviser may use other acceptable methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Fund and other clients. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Fund if the judgments of the Board, the Adviser or CLO managers should prove incorrect.

The Committee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Fund, including specifying the key inputs and assumptions specific to each asset class or holding.

The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Fund calculates its NAV. The readily available market quotations of such securities may no longer reflect their market value at the time the Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event) has occurred between the time of the security's last close and the time that the Fund calculates NAV thereby rendering the readily available market quotations as unreliable. The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares. A Significant Event may relate to a single issuer or to an entire market sector.

The Committee is primarily responsible for the obligation to monitor for Significant Events as part of the Committee's ongoing responsibility to determine whether the Fund investment is required to be fair valued (i.e., the investment does not have a reliable readily available market quotation). The Committee may consider input from the Fund's service providers, including the Fund's administrator, if applicable and as appropriate. If the Committee becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, the Committee shall notify the Fund's administrator.

SHARE REPURCHASE PROGRAM

The Fund is a closed-end investment company, and therefore no Shareholder will have the right to require the Fund to redeem its Shares. The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Shareholders may not exchange their shares of the Fund for shares of any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

The Fund offers investors periodic opportunities to repurchase their shares. To provide Shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Quarterly repurchases occur in the months of March, June, September and December. The offer to purchase Shares on a quarterly basis is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each quarterly repurchase offer (“Repurchase Offer Notice”) is sent to Shareholders at least 21 calendar days and no more than 42 calendar days before the Repurchase Request Deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Repurchase Offer Notice sets forth, among other items, information about the procedures by which Shareholders may tender their shares and the right of Shareholders to withdraw or modify their tenders before the Repurchase Request Deadline. The Fund will determine the NAV applicable to repurchases on the Repurchase Pricing Date. The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such Date. The Fund’s NAV per Share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. During the period an offer to repurchase is open, Shareholders may obtain the current NAV per Share by calling 1-800-DIAL-SEI.

Shareholders that hold Shares through a financial intermediary will need to ask their financial intermediary to submit their repurchase requests and tender shares on their behalf. The Repurchase Request Deadline will be strictly observed. If a Shareholder’s repurchase request is not submitted to the Fund’s transfer agent in properly completed form by the Repurchase Request Deadline, the Shareholder will be unable to sell his or her shares to the Fund until a subsequent repurchase offer, and the shareholder’s request for that offer must be resubmitted. If a Shareholder’s financial adviser, broker, dealer or other financial intermediary (“Authorized Intermediary”) will submit his or her repurchase request, the Shareholder should submit his or her request to the Authorized Intermediary in the form requested by the Authorized Intermediary sufficiently in advance of the Repurchase Request Deadline to allow the Authorized Intermediary to submit the request to the Fund. If a Shareholder’s Authorized Intermediary is unable or fails to submit the Shareholder’s request to the Fund in a timely manner, or if the Shareholder fails to submit his or her request to the Shareholder’s Authorized Intermediary, the Shareholder will be unable to sell his or her Shares to the Fund until a subsequent repurchase offer, and the Shareholder’s request for that offer must be resubmitted.

A Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least $1,000 after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase or redeem all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase or redemption, less than the minimum account balance, in accordance with applicable federal securities laws, including the 1940 Act and the rules and regulations thereunder.

The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. If the Fund is required to sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, remaining common shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

Repurchase Price

The repurchase price of the shares will be the NAV of the share class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 800-DIAL-SEI to learn the NAV. The Repurchase Offer Notice also will provide information concerning the NAV, such as the NAV as of a recent date and information regarding how Shareholders may ascertain the NAV after of the Fund.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

With respect to any required minimum distributions from an IRA or other qualified retirement plan in which Shares are held, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis, which may result in the Fund not repurchasing the full amount of a required minimum distribution requested by a shareholder.

DESCRIPTION OF CAPITAL STRUCTURE

The following description is based on relevant portions of the Delaware Statutory Trust Act, as amended, and on the Fund’s Declaration of Trust and bylaws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act, as amended, and the Declaration of Trust and bylaws, copies of which have been filed as exhibits to the registration statement of which this Prospectus forms a part, for a more detailed description of the provisions summarized below.

Shares of Beneficial Interest

The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of Shares of beneficial interest of each class, no par value per share. Pursuant to the Declaration of Trust and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended, and therefore generally will not be personally liable for the Fund’s debts or obligations.

The following table sets forth information about the Fund’s outstanding Shares as of [DATE], 2026:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding Exclusive of Amount Held by the Fund or for its Account
Class I Common shares of beneficial interest, no par value per share	Unlimited	None	[XX]

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Declaration of Trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

Pursuant to the Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Declaration of Trust provides that the number of Trustees shall be determined by a majority of the Trustees then in office. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until the earlier of the election of his or her successor, or his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.

The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) with or without cause at any time by a written instrument signed by at least two-thirds (2/3) of the remaining Trustees or at a meeting by action of at least two-thirds (2/3) of the remaining Trustees.

Amendment of Declaration of Trust and Bylaws

Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may amend the Declaration of Trust without any vote of Shareholders. Pursuant to the Declaration of Trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.

TAX MATTERS

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its Shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its Shareholders, and the discussion here is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company. The Fund intends to elect and intends to qualify to be treated as a RIC under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to Shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of the Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of the Fund's total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes.

If the Fund fails to satisfy the Qualifying Income Test or the Asset Test in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. Thus, if the Fund has a "net capital loss" (that is, capital losses in excess of capital gains) the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax but can make no assurances that such tax will be completely eliminated. For example, the Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, the Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you receive the dividends in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the Shareholder has not held the Shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the Shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the Shareholder, (iii) the Shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the Shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your Shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such underlying fund or REIT. The Fund’s investment strategy is expected to significantly limit its ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

In the case of corporate Shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. The Fund’s investment strategy is expected to significantly limit its ability to distribute dividends eligible for the dividends received deduction for corporations.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC's total "Section 163(j) Interest Dividend" for a tax year is limited to the excess of the RIC's business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient Shareholder to treat the designated portion of such dividends as interest income for purposes of determining such Shareholder's interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a Shareholder's interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your Shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the Share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual Shareholders and will not be eligible for the dividends received deduction for corporate Shareholders.

If the Fund's distributions exceed its current and accumulated earnings and profits for the taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to Shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those Shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of Shares reduces the net asset value of the Shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the Shareholder. If the net asset value of Shares were reduced below the Shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions. This is known as "buying a dividend" and should be avoided by taxable investors.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of its tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund Shares for a full year, the Fund may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by Shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales and Repurchases. Sales and repurchases of Fund Shares may be taxable transactions for federal and state income tax purposes. Any gain or loss recognized on a sale, exchange, or repurchase of shares of the Fund by a Shareholder who holds Fund Shares as a capital asset will generally be treated as a long-term capital gain or loss if the Shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if Shares on which a Shareholder has received a net capital gain distribution are subsequently sold, exchanged, or repurchased and such Shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution or disallowed to the extent of the exempt interest dividend. In addition, the loss realized on a sale or other disposition of Shares will be disallowed to the extent a Shareholder repurchases (or enters into a contract to or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund Shares for shares of a different fund is the same as a sale. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

The Fund (or its administrative agent) must report to the IRS and furnish to Fund Shareholders the cost basis information for Fund Shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such Shares and indicate whether these Shares have a short-term or long-term holding period. For each sale of Fund Shares, the Fund will permit its Shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use a default cost basis method which has been separately communicated to you. The cost basis method elected by Shareholders (or the cost basis method applied by default) for each sale of the Fund's shares may not be changed after the settlement date of each such sale of the Fund's Shares. If your Shares are held in a brokerage account, your broker may use a different method and you should contact your broker to determine which method it will use. Fund Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Net Investment Income Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of the Fund).

Tax Treatment of Complex Securities. The Fund may invest in complex securities. These investments may be subject to numerous special and complex provisions of the Code that, among other things, may affect the Fund’s ability to qualify as RICs, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. These rules could affect the amount, timing or character of the income distributed to shareholders.

Certain derivative investment by the Fund, such as ETPs and OTC derivatives may not produce qualifying income for purposes of the "Qualifying Income Test" described above, which must be met in order for the Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the "Asset Test" described above. The Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund’s determination of the "Asset Test" with respect to such derivatives.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code ("Section 1256 Contracts") as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, Treasury Receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if the Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that, in general, derives less than 90% of its income from the qualifying income described in the Qualifying Income Test) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The Fund may invest in certain master limited partnerships (“MLPs”) which may be treated as "qualified publicly traded partnerships." Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but the Fund's investment in one or more of such "qualified publicly traded partnerships" is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Fund will monitor its investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs and other partnerships that the Fund may invest in will deliver Schedules K-1 to the Fund to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Schedules K-1 may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

"Qualified publicly traded partnership income" within the meaning of Section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a "publicly traded partnership" that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity's trade or business, but does not include certain investment income. A "publicly traded partnership" for purposes of this deduction is not necessarily the same as a "qualified publicly traded partnership" as defined for the purpose of the immediately preceding paragraphs. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Code does not contain a provision permitting a RIC, such as the Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate "qualified publicly traded partnership income" will enjoy the lower rate, but investors in RICs that invest in such entities will not.

The Fund may invest in U.S. REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund's shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT's current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT's current and accumulated earnings and profits.

"Qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20%

deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as "Section 199A dividends," are treated as "qualified REIT dividends" in the hands of non-corporate shareholders. A Section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as Section 199A dividends as are eligible but is not required to do so.

U.S. REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

If the Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its Shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the Distribution Requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by the Fund arising from a QEF election will be "qualifying income" under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

A U.S. person, including the Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. To the extent the Fund is a U.S. Shareholder in a CFC it will be required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “Subpart F” income (discussed further below) and any “net CFC tested income” (“NCTI”)) for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC. NCTI generally includes the active operating profits of the CFC.

Subpart F income and NCTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Fund invests in a CFC and recognizes “Subpart F” income or NCTI in excess of actual cash distributions from the CFC, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. “Subpart F” income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures) in commodities, and receipts with respect to securities loans.

The Fund’s recognition of any “Subpart F” income or NCTI from an investment in a CFC will increase the Fund’s tax basis in the CFC. Distributions by a CFC to the Fund, including in redemption of the CFC’s shares, will be tax free, to the extent of the CFC’s previously undistributed “Subpart F” income or NCTI, and will correspondingly reduce the Fund’s tax basis in the CFC, and any distributions in excess of the Fund’s tax basis in the CFC will be treated as realized gain. Any losses with respect to the Fund’s shares of the CFC will not be currently recognized. The Fund’s investment in a CFC will potentially have the effect of accelerating the Fund’s recognition of income and causing its income to be treated as ordinary income, regardless of the character of the CFC’s income. If a net loss is realized by a CFC, such loss is generally not available to offset the income earned by the Fund. In addition, the net losses incurred during a taxable year by a CFC cannot be carried forward by such CFC to offset gains realized by it in subsequent taxable years. The Fund will not receive any credit in respect of any non-U.S. tax borne by a CFC for which it is a U.S. Shareholder.

Certain Foreign Currency Tax Issues. The Fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to Shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes. Accordingly, the Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Fund's total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its Shareholders. Each such Shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the Shareholder had paid the foreign tax directly. The Shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the Shareholders' federal income tax. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.

A Shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, Shareholders must hold their Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Foreign tax credits, if any, received by the Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund of funds" under the Code. If the Fund is a "qualified fund of funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. The Fund will be treated as a "qualified fund of funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.

Tax-Exempt Shareholders. Certain tax-exempt Shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under the Code, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by their tax-exempt Shareholders. However, notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of real estate mortgage investment conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective Shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Fund’s Shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from its retirement account. Because each Shareholder's tax situation is different, Shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

Backup Withholding. The Fund will be required in certain cases to withhold at a rate of 24% and remit to the U.S. Treasury the amount withheld on amounts payable to any Shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such Shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the Shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. This 30% withholding tax generally will not apply to exempt-interest dividends, distributions of the excess of net long-term capital gains over net short-term capital losses, or to redemption proceeds. The Fund may also, under certain circumstances, report all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend," which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign Shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign Shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign Shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under the provisions of the Foreign Investment in Real Property Tax Act of 1980, as amended, and as included in the Code (“FIRPTA”), a non-U.S. investor is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such non-U.S. investor were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If the Fund is subject to U.S. federal tax treatment as a “U.S. real property holding corporation” and is not considered to be domestically controlled under U.S. tax law, any gain realized on the sale or exchange of the shares of the Fund by a non-U.S. investor would be subject to U.S. tax treatment as FIRPTA gain. The Fund will be a “U.S. real property holding corporation” for U.S. federal tax purposes if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

Distributions by the Fund to non-U.S. investor may also be treated as FIRPTA gain to the extent derived from gain from the disposition of a U.S. real property interest, and therefore generally would be subject to U.S. federal withholding tax, thereby requiring affected non-U.S. investors file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. investor that is a corporation.

Under legislation generally known as "FATCA" (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions ("FFIs"), such as non-U.S. investment funds, and non-financial foreign entities ("NFFEs"). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a Shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

ANTI-TAKEOVER PROVISIONS AND
CERTAIN OTHER PROVISIONS IN THE DECLARATION OF TRUST

Anti-Takeover Provisions. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. Subject to the provisions of Section 16 of the 1940 Act, the Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with or without cause at any time by a written instrument signed by at least two-thirds (2/3) of the remaining Trustees or at a meeting by action of at least two-thirds (2/3) of the remaining Trustees. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Jurisdiction and Waiver of Jury Trial. The Declaration of Trust provides that each Trustee, officer and Shareholder, to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act (the “Delaware Act”), (i) irrevocably agrees that, except for any claims, suits, actions or proceedings arising under the Securities Act, the Securities Exchange Act of 1934, as amended and the 1940 Act (collectively, the “Federal Securities Laws”), any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Fund, the Delaware Act, the Declaration of Trust or the Fund’s Bylaws shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction; (ii) irrevocably agrees that any claims, suits, actions or proceedings arising under the federal securities laws shall be exclusively brought in the federal district courts of the United States of America; and (iii) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

Notwithstanding anything to the contrary in the Declaration of Trust or Bylaws, the Fund may, at its sole discretion, select and/or consent to an alternative forum for any claims, suits, actions or proceedings relating in any way to the Fund.

Derivative and Direct Claims of Shareholders. A “direct” Shareholder claim refers to a claim based upon alleged violations of a Shareholder's individual rights independent of any harm to the Fund, including a Shareholder's voting rights under Article V of the Declaration or Article II of the Bylaws, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the Shareholder and independent of any harm to the Fund. Any other claim asserted by a Shareholder, including without limitation any claims purporting to be brought on behalf of the Fund or involving any alleged harm to the Fund, are considered a “derivative” claim. The Declaration of Trust contains provisions regarding derivative claims of Shareholders. These provisions address certain requirements that a Shareholder must meet to bring a derivative claim, including to make a pre-suit demand upon the Trustees to litigate the subject action in certain circumstances; eligibility to make a derivative claim; and that the Trustees must be afforded a reasonable amount of time to consider a pre-suit demand.

In addition to the requirements set forth in Section 3816 of the Delaware Act, a “beneficial owner,” within the meaning of that section, may bring a derivative action on behalf of the Fund only if the conditions in the Declaration of Trust are met. These provisions in the Declaration of Trust regarding derivative claims of shareholders shall not apply to claims made under federal securities laws.

PLAN OF DISTRIBUTION

SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves, pursuant to a Distribution Agreement, as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at NAV. For information on how the Fund calculates NAV, see “Determination of Net Asset Value” above. The Distributor also may enter into broker-dealer selling agreements with other broker dealers for the sale and distribution of the Fund’s Shares.

Neither the Distributor nor any other broker-dealer is obligated to buy from the Fund any of the Shares. The Distributor does not intend to make a market in the Shares. The Distribution Agreement provides that the Fund will indemnify the Distributor and its trustees or directors, officers, and control persons (within the meaning of Section 15 of the Securities Act) against certain liabilities arising under the Securities Act. The indemnification will not apply to actions of the Distributor, its trustees or directors, officers, or control persons in cases of their willful misfeasance, bad faith, or gross negligence in the performance of their duties. The Distribution Agreement further provides that the Distributor will indemnify the Fund and its Trustees, officers, and control persons (within the meaning of Section 15 of the Securities Act) against certain liabilities arising under the Securities Act. The indemnification will not apply to actions of the Fund, its Trustees, officers, or control persons in cases of their willful misfeasance, bad faith, or gross negligence in the performance of their duties.

The Fund is offered on a continuous basis. Purchase orders will be effective only upon the Fund’s acceptance, and the Fund reserves the right to reject any purchase order in whole or in part in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Shares are not available in certificated form.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain brokers, dealers or other financial intermediaries that have agreed to participate in the distribution of the Fund’s Shares, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. No market currently exists for the Fund’s Shares. The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any securities exchange, and the Fund does not anticipate that any secondary market will develop for its Shares. Neither the Adviser nor the Fund intends to make a market in the Fund’s Shares.

DISTRIBUTIONS

The Fund intends to qualify each year as a RIC under the Code. As a RIC, the Fund generally pays no federal income tax on the income and gains it distributes. Each shareholder of the Fund is entitled to its share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Fund realizes capital gains or losses whenever it sells securities. Net realized capital gains are distributed to shareholders as “capital gain distributions.” Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to shareholders as ordinary income. Any long-term capital gains distributions a shareholder receives from the Fund are taxable as long-term capital gain.

Net investment income, if any, are typically distributed to shareholders monthly, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Code. In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of a shareholder’s investment in Shares.

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Fund Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Dividend Reinvestment Plan. Pursuant to the dividend reinvestment plan established by the Fund, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within [30] days prior to a distribution, the request will be effective only with respect to distributions after the [30]-day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf.

A Shareholder may elect to (a) reinvest both dividends and capital gain distributions; (b) receive dividends in cash and reinvest capital gain distributions; or (c) receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. The reinvestment of dividends and distributions pursuant to the DRIP will increase the Fund’s net assets on which the Management Fee is payable to the Adviser.

DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

FISCAL YEAR; REPORTS

For accounting purposes, the Fund’s fiscal year and tax year end on March 31. As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

SUBJECT TO COMPLETION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED

Preliminary Statement of Additional Information Dated August 13, 2026

STATEMENT OF ADDITIONAL INFORMATION

[Date], 2026

SEI CARLYLE PRIVATE MARKETS FUND

Shares of Beneficial Interest

Class I

The SEI Carlyle Private Markets Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund intends to offer a single class of beneficial interests (“Shares”) designated as Class I (“Class I Shares”). The Fund has no operating history.

This Statement of Additional Information (this “Statement of Additional Information”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus, which is dated [DATE]. Copies of the Prospectus may be obtained upon request and without charge by writing to the Fund at SEI Investments Management Corporation, One Freedom Valley Drive, Oaks, Pennsylvania 19456 (“SIMC” or “Adviser”), or by calling toll-free 800-DIAL-SEI or by accessing the Fund’s website at https://www.seic.com/mutual-fund-documentation/sei-interval-funds. The information on the website is not incorporated by reference into this Statement of Additional Information and investors should not consider it a part of this Statement of Additional Information. The Prospectus, and other information about the Fund, is also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

TABLE OF CONTENTS

GENERAL DESCRIPTION OF THE FUND	1
INVESTMENT OBJECTIVE	1
INVESTMENT POLICIES AND RISKS	1
INVESTMENT RESTRICTIONS	4
TRUSTEES AND OFFICERS OF THE FUND	6
MANAGEMENT	12
CODE OF ETHICS	14
BROKERAGE ALLOCATION AND OTHER PRACTICES	15
REPURCHASE OFFERS	16
PROXY VOTING POLICY AND PROXY VOTING RECORD	17
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	18
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
LEGAL COUNSEL	18
FINANCIAL STATEMENTS	18
APPENDIX A	A-1

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GENERAL DESCRIPTION OF THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company which operates as an “interval fund.” Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares (as defined below) for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund will be structured as an “interval fund” and conduct quarterly repurchase offers for a limited amount of the Fund’s Shares (expected to be 5% of the Fund’s Shares outstanding). The Fund is classified as a non-diversified management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), and, as a result, is not required to meet certain diversification requirements under the 1940 Act. The Fund was organized as a Delaware statutory trust on April 30, 2026.

The Fund offers a single class (a “Class”) of shares of beneficial interests (“Shares”) designated as Class I (“Class I Shares”) The Fund may offer additional classes of Shares in the future. The Fund may rely upon an exemptive order from the SEC to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive order, the Fund would be required to comply with certain regulations that would not otherwise apply.

INVESTMENT OBJECTIVE

Investment Objective. The Fund’s investment objective is to generate income and seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

The Fund’s investment objective is non-fundamental and may be changed without Shareholder approval. However, the Board must approve any changes to a non-fundamental investment objective, and the Fund will generally notify Shareholders at least 60 days prior to a material change in the Fund’s investment objective.

INVESTMENT POLICIES AND RISKS

The Fund invests primarily in pooled investment vehicles (“Underlying Funds”) and, to a lesser extent, through direct and indirect investments in individual securities and instruments including, but not limited to, private equity, private credit and real assets (collectively, “Private Markets”). The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s principal investment strategies, are set forth in the Prospectus. Certain additional non-principal investment strategies and techniques which the Fund may use, as well as their attendant risks, are set forth below.

Risks. The following disclosure supplements the disclosure set forth under the caption “Types of Investments and Related Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Prospective investors must refer also to “Types of Investments and Related Risks” in the applicable Prospectus for a complete presentation of the Fund’s investment strategies and risks.

Derivatives. In an attempt to reduce systemic and counterparty risks associated with over-the-counter (“OTC”) derivatives transactions, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) requires that a substantial portion of OTC derivatives be executed in regulated markets and submitted for clearing to regulated clearinghouses. The Commodities Futures Trading Commission (“CFTC”) also requires a substantial portion of derivative transactions that have historically been executed on a bilateral basis in the OTC markets to be executed through a regulated swap execution facility or designated contract market. The SEC has and is expected to continue to impose similar requirements with respect to security-based swaps. Such requirements could limit the ability of the Fund to invest or remain invested in derivatives and may make it more difficult and costly for investment funds, including the Fund, to enter into highly tailored or customized transactions. They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

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OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as may be adjusted to a higher amount by the Fund’s Futures Commission Merchant, as well as SEC- or CFTC-mandated margin requirements. With respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required to collect initial margin from the Fund pursuant to the CFTC’s or the Prudential Regulators’ uncleared swap margin rules. Both initial and variation margin must be in the form of eligible collateral, and may be composed of cash and/or securities, subject to applicable regulatory haircuts. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions for certain entities, which may include the Fund. In the event the Fund is required to post collateral in the form of initial margin in respect of its uncleared swap transactions, all such collateral will be posted with a third-party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.

Although the Dodd-Frank Act requires many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by the Fund may remain principal-to-principal or OTC contracts between the Fund and third parties. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and “bid-ask” spreads may be unusually wide in these markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations), as further discussed below; (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party’s legal capacity to enter into it could render the transaction unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate derivative transactions); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

Swap dealers and major swap participants that are registered with the CFTC and with whom the Fund may trade are subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are traded bilaterally or cleared. OTC derivatives dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks.

Rule 18f-4 under the 1940 Act governs a Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivative Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivative Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”)

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commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transactions and the transaction will settle within 35 days of its trade date.

Rule 18f-4 requires that a fund that invests in Derivative Transactions above a specified amount adopt and implement a derivatives risk management program administered by a derivatives risk manager that is appointed by and overseen by the fund’s Board, and comply with an outer limit on fund leverage risk based on value at risk. A fund that uses Derivative Transactions in a limited amount is considered a “limited derivatives user,” as defined in Rule 18f-4, will not be subject to the full requirements of Rule 18f-4, but will have to adopt and implement policies and procedures reasonably designed to manage the fund’s derivatives risk. A fund will be subject to reporting and recordkeeping requirements regarding its use of Derivative Transactions.

The requirements of Rule 18f-4 may limit the Fund’s ability to engage in Derivative Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. The rule also may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments. There may be additional regulation of the use of Derivative Transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of Derivative Transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

CFTC Regulations. Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the CFTC, the Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”). Additionally, the Fund may acquire instruments which may be treated as commodity interests or invest in vehicles that hold commodity interests.

Consistent with the CFTC’s regulations, the Adviser, on behalf of the Fund, has claimed relief from CPO registration pursuant to the no-action relief granted by CFTC No-Action Letter No. 12-38 for operators of “fund-of-funds”, with respect to the Fund’s operations. Therefore, the Fund will not be subject to regulation as a commodity pool under the CEA and the Adviser will not be subject to registration or regulation as a CPO under the CEA with respect to the Fund. Pursuant to this exemption from registration, the Adviser will not be required to provide prospective investors with a CFTC compliant disclosure document, nor will the Adviser be required to provide investors with periodic account statements or certified annual reports that satisfy the requirements of CFTC rules applicable to registered CPOs. It is possible that the CFTC will adopt regulations or a regulatory position making the no-action relief and the exclusion referred to above unavailable to the Fund. In any case where the no-action relief and the exclusion are unavailable to the Fund, additional CFTC-mandated disclosure, reporting, and recordkeeping obligations may apply with respect to the Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses and potentially adversely affect the Fund’s total return.

Currency Risk. Although it is anticipated that most of the Fund’s investments will be denominated in U.S. dollars, the Fund’s investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. As a result, a change in currency exchange rates may adversely affect the Fund’s profitability. The Fund may, but is not required to, seek to hedge all or a portion of its exposure to foreign currencies, and the Fund may decide not to hedge such exposure at any time. Any hedging activities, if undertaken, may not be available, may not be implemented effectively, may be imperfect, and may not be successful in reducing foreign currency risk. To the extent the Fund does not hedge, or does not hedge successfully, the Fund will remain exposed to foreign currency risk.

Non-U.S. Investments Risk. The Fund, either directly or indirectly through Underlying Funds, may invest in companies that are organized or headquartered or have substantial sales or operations outside of the United States, its territories, and possessions. Such investments may be subject to certain additional risk due to, among other things, potentially unsettled points of applicable governing law, the risks associated with fluctuating currency exchange rates, capital repatriation regulations (as such regulations may be given effect or change from time to time), and the application of complex U.S. and non-U.S. tax rules to cross-border investments. The foregoing factors may increase transaction costs and adversely affect the value of the Fund’s investments.

Senior Secured Loans. The Fund may invest directly or indirectly in a variety of different types of structured equity and debt, including senior secured loans. When the Fund acquires a senior secured loan in respect of an underlying issuer, it will generally take or benefit from a security interest in the available assets of such underlying issuer, including the equity interests of its subsidiaries, which should help mitigate the risk that the Fund will not be repaid. However, there is a risk that the collateral securing the Fund’s or loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the relevant underlying issuer to raise additional capital. In some circumstances, the Fund’s security interest could be subordinated to claims of other creditors. In addition, deterioration in such underlying issuer’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that the Fund will receive principal and interest payments according to the loan’s terms, or at all, or that the Fund will be able to collect on the loan should it be forced to enforce its remedies.

Second Lien, or Other Subordinated Loans or Debt. The Fund may invest directly or indirectly in second lien or other subordinated loans. In the event of a loss of value of the assets that collateralize the loans, the subordinate portions of the loans may suffer a loss prior to the more senior portions suffering a loss. If an underlying issuer defaults and lacks sufficient assets to satisfy the Fund’s loan, the Fund may suffer a loss of principal or interest. If an underlying issuer declares bankruptcy, the Fund may not have full recourse to the assets of the underlying issuer, or the assets of the underlying issuer may not be sufficient to satisfy the loan. In addition, certain of the Fund’s loans may be subordinate to other debt of underlying issuers. As a result, if an underlying issuer defaults on the Fund’s loan or on debt senior to the Fund’s loan, or in the event of the bankruptcy of an underlying issuer, the Fund’s loan will be satisfied only after all senior debt is paid in full. Any ability to amend the terms of the Fund’s loans, assign the loans, accept prepayments, exercise the Fund’s remedies (through “standstill periods”) and control decisions made in bankruptcy proceedings relating to underlying issuers may be limited by intercreditor arrangements if debt senior to that Fund’s loans exists.

Unsecured Loans or Debt. The Fund may invest directly or indirectly in unsecured loans which are not secured by collateral. In the event of default on an unsecured loan, any first priority lien holder has first claim on the underlying issuer’s assets constituting its collateral. It is possible that no collateral value would remain for an unsecured holder, resulting in a loss to the Fund, which in turn would negatively impact returns to the Fund. Because unsecured loans are lower in priority of payment to secured loans, they are subject to the additional risk that the cash flow of the underlying issuer may be insufficient to meet scheduled payments after giving effect to the secured obligations of the underlying issuer. Unsecured loans generally have greater price volatility than secured loans and may be less liquid.

Unrated Debt Obligations. The Fund may invest directly or indirectly in credit assets that are not rated by a recognized credit rating agency. Such investments may be subject to greater risk of loss of principal and interest than higher-rated debt obligations or debt obligations which rank behind other outstanding investments of the underlying issuer, all or a significant portion of which, may be secured on substantially all of that underlying issuer’s assets. The Fund may also invest in credit assets which are not protected by financial covenants or limitations on additional indebtedness. In addition, evaluating credit risk for credit assets involves uncertainty because credit rating agencies throughout the world have different standards, making comparison across countries difficult. Any of these factors could have a material adverse effect on the performance of the Fund.

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Unitranche Debt. The Fund may invest directly or indirectly in unitranche financing. This is a unique debt structure that involves a single layer of senior secured debt, without a separate subordinated debt financing. Unitranche financing combines multiple debt tranches into a single financing. Unlike the traditional senior/subordinated debt structures, a unitranche financing has a single credit agreement and security agreement, signed by all of the lenders and the borrower. In a classic unitranche structure, the single credit agreement provides for a single tranche of term loans with the borrower paying a single interest rate to all lenders. The interest rate is a “blended” rate which is often higher than, or about the same as, the interest rate of traditional senior debt, but lower than the interest rate for traditional second lien or subordinated debt. Unitranche structures are growing more complicated and some provide for multiple tranches of term loans and a revolving loan facility, and even multiple, separate unitranche facilities. In some unitranche deals with multiple tranches of term loans, the tranches represent the first out and last out tranches and include separate pricing for the tranches on the face of the credit agreement. Some of these multi-tranche deals also provide for voting rules by tranche on the face of the credit agreement. In a classic unitranche structure, pricing and voting arrangements among the lenders are dealt with in the AAL (agreement among lenders). The “first out” tranche may take some or all of the collateral leaving little or none for the other tranches.

Key Personnel. The performance of the Fund will depend in significant part upon the skill and expertise of the key personnel of the Adviser and may be affected by key individuals joining or leaving the Adviser and its affiliates. The loss of one or more of the Fund’s key personnel could have a material adverse effect on the performance of the Fund. Similarly, the performance of the Underlying Funds in which the Fund invests may also be subject to the skill and expertise of certain key personnel, the loss of which could adversely affect the performance of an Underlying Fund and, indirectly, the performance of the Fund.

INVESTMENT RESTRICTIONS

Non-Fundamental Investment Restrictions. The Fund’s investment objective is non-fundamental, and may be changed without shareholder approval. However, the Board must approve any changes to a non-fundamental investment objective, and the Fund will generally notify shareholders at least 60 days prior to a material change in the Fund’s investment objective.

Fundamental Investment Restrictions. The Fund has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Fund, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

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1.            The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.            The Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.            The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.            The Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.            The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectuses), or the next business day if the 14th day is not a business day.

In applying the Fund’s policy on concentration (i.e., investing more than 25% of its total assets in the securities of issuers primarily engaged in the same industry) described above: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities; (iv) the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions; (v) the Fund does not consider Underlying Funds to be investments in any single industry or group of industries; and (vi) the Fund will use its reasonable best efforts to take into account the Underlying Funds’ focus on particular industries.

Except for the Fund’s policy with respect to borrowing, any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom. The Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets). In accordance with Rule 18f-4 under the 1940 Act, when a fund engages in reverse repurchase agreements and similar financing transactions, the fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as "derivative transactions" and comply with Rule 18f-4 with respect to such transactions. Transactions that are treated as derivatives for purposes of Rule 18f-4, shall not be regarded as borrowings for the purposes of a fund's investment limitations.

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Real Estate. The Fund may purchase and sell instruments secured by real estate or interests in real estate and securities issued by companies which own or invest in real estate (including REITs). The Fund may acquire, hold and sell real estate acquired thorough default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such other assets.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the 1940 Act does provide allowances for certain borrowings. In addition, Rule 18f-4 under the 1940 Act permits the Fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the fund complies with the conditions of Rule 18f-4.

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Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

TRUSTEES AND OFFICERS OF THE FUND

Members of the Board

There are ten members of the Board, eight of whom are not interested persons of the Fund, as that term is defined in the 1940 Act (“independent Trustees”). Robert A. Nesher, an interested person of the Fund, serves as Chairman of the Board. James M. Williams, an independent Trustee, serves as the lead independent Trustee. The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Fund and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board has three standing committees: the Audit Committee, the Governance Committee and the Compliance and Operations Committee. The Audit Committee, Governance Committee and the Compliance and Operations Committee are each chaired by an independent Trustee and composed of all of the independent Trustees.

In his role as lead independent Trustee, Mr. Williams, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the independent Trustees and management, and among the independent Trustees; and (v) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Fund, the year in which the Trustee was elected and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Fund. There is no stated term of office for the Trustees of the Fund. However, each Trustee who is not an interested person of the Fund must retire from the Board by the end of the calendar year in which the Trustee attains the age of 75 years. Current members of the Board may, upon the unanimous vote of the Governance Committee and a majority vote of the full Board, continue to serve on the Board for a maximum of five successive one calendar year terms after attaining the age of 75 years. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees

ROBERT A. NESHER (Born: 1946)—Chairman of the Board of Trustees1 (since 2026)—President and Chief Executive Officer of the Fund since 2026. SEI employee since 1974; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Alternative Income Fund and SEI Exchange Traded Funds. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Winton Diversified Opportunities Fund from 2014 to 2018. Vice Chairman of The Advisors’ Inner Circle Fund III from 2014 to 2018. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, from 2007 to 2013.

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DENNIS J. MCGONIGLE (Born: 1960)—Trustee1 (since 2026)—Adviser to SEI Investments Company, Inc. since April 2024. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, Adviser Managed Trust and SEI Alternative Income Fund. Chief Financial Officer of SEI Investments Company, Inc. from 2002 to April 2024. Executive Vice President of SEI Investments Company, Inc. from 1996 to 2024. Business Manager and Product Manager of SEI Investments Company, Inc. from 1985 to 1998. Senior Auditor of Arthur Andersen and Company from 1982 to 1985.

Independent Trustees

NINA LESAVOY (Born: 1957)—Trustee (since 2026)—Founder and Managing Director, Avec Capital (strategic fundraising firm), since April 2008. Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds and SEI Alternative Income Fund. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Managing Director, Cue Capital (strategic fundraising firm) from March 2002 to March 2008.

JAMES M. WILLIAMS (Born: 1947)—Trustee (since 2026)—Retired since June 2024. Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, from December 2002 to June 2024. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds and SEI Alternative Income Fund. Trustee/Director of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. President of Harbor Capital Advisors and Harbor Mutual Funds from 2000 to 2002. Manager of Pension Asset Management for Ford Motor Company from 1997 to 1999.

SUSAN C. COTE (Born: 1954)—Trustee (since 2026)—Retired since July 2015. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds and SEI Alternative Income Fund. Trustee of SEI Insurance Products Trust from 2015 to 2020. Treasurer and Chair of Finance of the Investment and Audit Committee of the New York Women’s Foundation from 2012 to 2017. Member of the Ernst & Young LLP Retirement Investment Committee from 2009 to 2015. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006 to 2015. Partner of Ernst & Young LLP from 1997 to 2015. Americas Director of Asset Management of Ernst & Young LLP from 2006 to 2013. Employee of Prudential from 1983 to 1997.

JAMES B. TAYLOR (Born: 1950)—Trustee (since 2026)—Retired since December 2017. Trustee/Director of SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust, SEI Exchange Traded Funds and SEI Alternative Income Fund. Trustee of SEI Insurance Products Trust from 2018 to 2020. Chief Investment Officer, Georgia Tech Foundation from 2008 to 2017. Director, Assistant Vice President, and Chief Investment Officer, Delta Air Lines from 1983 to 2007. Member of the Investment Committee of Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer for Southern Benefits Conference from 1998 to 2000.

CHRISTINE REYNOLDS (Born: 1958)—Trustee (since 2026)—Retired since December 2016. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust, SEI Exchange Traded Funds and SEI Alternative Income Fund. Trustee of SEI Insurance Products Trust from 2019 to 2020. Executive Vice President at Fidelity Investments from 2014 to 2016. President at Fidelity Pricing and Cash Management Services (“FPCMS”) and Chief Financial Officer of Fidelity Funds from 2008 to 2014. Chief Operating Officer of FPCMS from 2007 to 2008. President, Treasurer at Fidelity Funds from 2004 to 2007. Anti-Money Laundering Officer at Fidelity Funds in 2004. Executive Vice President at Fidelity Funds from 2002 to 2004. Audit Partner at PricewaterhouseCoopers from 1992 to 2002.

THOMAS MELENDEZ (Born: 1959)—Trustee (since 2026)—Retired since April 2019. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Exchange Traded Funds, SEI Catholic Values Trust, New Covenant

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Funds, Adviser Managed Trust and SEI Alternative Income Fund. Member of the Independent Directors Council Governing Board since 2026. Trustee of Boston Children’s Hospital, The Partnership Inc. (non-profit organizations) and Brae Burn Country Club. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002.

ELI POWELL NIEPOKY (Born: 1966)—Trustee (since 2026)—Treasurer of The Robert W. Woodruff Foundation since May 2021. Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust, SEI Exchange Traded Funds and SEI Alternative Income Fund. Vice President and Chief Investment Officer of Berman Capital Advisors from March 2018 to May 2021. Independent Consultant from January 2017 to February 2018. Principal and Chief Investment Officer of Diversified Trust Company from January 2003 to April 2015. Information Analyst and Director of Delta Air Lines from January 1990 to December 2002.

KIMBERLY WALKER (Born: 1958)—Trustee (since 2026)—General Partner at 1809 Capital since 2022. Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust, SEI Exchange Traded Funds and SEI Alternative Income Fund. Advisory Committee Member of NISA Investment Advisors since 2018. Chief Investment Officer of Washington University in St. Louis from 2006 to 2016. President of Qwest Asset Management Company from 1998 to 2006. Director of Equity Strategy for General Motors Corporation from 1994 to 1998.

Individual Trustee Qualifications. The Fund has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Fund has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Fund has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry and the experience he has gained serving as Trustee of the various SEI-sponsored registered investment companies (“SEI Funds”) since 1989.

The Trust has concluded that Mr. McGonigle should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, his knowledge of the financial services industry, and the experience he gained serving as a director on various company boards.

The Fund has concluded that Ms. Lesavoy should serve as Trustee because of the experience she gained as a Director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry and the experience she has gained serving as Trustee of the SEI Funds since 2003 and the various SEI Funds’ Governance Chair since 2014.

The Fund has concluded that Mr. Williams should serve as Trustee because of the experience he gained as Chief Investment Officer of a non-profit foundation, the President of an investment management firm, the President of a registered investment company and the manager of a public company’s pension assets, his experience in and knowledge of the financial services industry and the experience he has gained serving as Trustee of the SEI Funds since 2004.

The Fund has concluded that Ms. Cote should serve as Trustee because of her education, knowledge of financial services and investment management, and the experience she has gained as a partner at a major accounting firm, where she served as both the Global Asset Management Assurance Leader and the Americas Director of Asset Management, and other professional experience gained through her prior employment and directorships.

The Trust has concluded that Mr. Taylor should serve as Trustee because of his education, knowledge of financial services and investment management, and the experience he has gained as a Chief Investment Officer at an endowment of a large university, and other professional experience gained through his prior employment and leadership positions.

The Trust has concluded that Ms. Reynolds should serve as Trustee because of the experience she has gained in her various roles with Fidelity, which she joined in 2002, including Chief Financial Officer of Fidelity Funds, her experience as a partner of a major accounting firm, and her experience in and knowledge of the financial services industry.

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The Trust has concluded that Mr. Melendez should serve as Trustee because of the experience he has gained as an executive and portfolio manager of an investment management firm, his experience in and knowledge of the financial services industry, and other professional experience gained through his prior employment and leadership positions.

The Trust has concluded that Ms. Niepoky should serve as Trustee because of her education, her knowledge of public and private markets gained through her institutional and private wealth management roles, and her other professional experience.

The Trust has concluded that Ms. Walker should serve as Trustee because of her extensive knowledge of institutional asset management, experience she gained serving as Chief Investment Officer of a large university, and other professional experience gained through her prior employment.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of, or a Board conclusion that, the Board or any Trustee has any special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Standing Committees. The Board has established the following standing committees:

•  Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Fund. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Fund’s independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement and the firm’s independence; (iii) pre-approving audit and non-audit services provided by the Fund’s independent auditor to the Fund and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Fund’s administrator that are material to the Fund as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Fund’s audited financial statements and considering any significant disputes between the Fund’s management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and the Fund’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Fund’s internal financial controls; (viii) reviewing, in consultation with the Fund’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and (ix) other audit related matters. Messrs. Williams, Taylor and Melendez and Mses. Lesavoy, Cote, Reynolds, Niepoky and Walker currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary.

•  Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Fund. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of “interested” (as that term is defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the Fund’s offices, which are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Messrs. Williams, Taylor and Melendez and Mses. Lesavoy, Cote, Reynolds, Niepoky and Walker currently serve as members of the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year.

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•  Compliance and Operations Committee. The Board has a standing Compliance and Operations Committee that is composed of each of the Independent Trustees of the Trust. The Compliance and Operations Committee operates under a written charter approved by the Board. The principal responsibilities of the Compliance and Operations Committee include: (i) serving as a liaison between the Board and the Trust’s Chief Compliance Officer; (ii) recommending policies and procedures concerning the Trust’s compliance with applicable law; (iii) reviewing the Chief Compliance Officer’s procedures for compliance testing plans; (iv) coordinating the Board’s approval of the Chief Compliance Officer’s compensation; and (v) coordinating with SIMC’s chief compliance officer and chief risk officer on material compliance and operations matters. Messrs. Williams, Taylor and Melendez and Mses. Lesavoy, Cote, Reynolds, Niepoky and Walker currently serve as members of the Compliance and Operations Committee. The Compliance and Operations Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Compliance and Operations Committee shall meet at least once each year and shall conduct at least one meeting in person.

Fund Shares Owned by Board Members. The Fund is required to show the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Because the Fund is new, as of the date of this SAI, the Trustees did not beneficially own shares of the Fund. The Trustees and officers of the Fund own less than 1% of the outstanding shares of the Fund.

Board Compensation. The following table sets forth information regarding the estimated total compensation payable by the Fund during its fiscal year ending March 31, 2027 to the persons who serve as Trustees of the Fund.

Name	Estimated Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation From the Fund
Interested
Mr. Nesher	$[XX]	$0	$0	$[XX]
Mr. McGonigle
Independent
Ms. Lesavoy	$[XX]	$0	$0	$[XX]
Mr. Williams
Ms. Cote
Mr. Taylor
Ms. Reynolds
Mr. Melendez
Ms. Niepoky
Ms. Walker

Fund Officers. Set forth below are the names, dates of birth, position with the Fund, length of term of office and the principal occupations for the last five years of each of the persons currently serving as officers of the Fund. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks,

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Pennsylvania 19456. None of the officers, except for Stephen Panner, the Chief Compliance Officer (“CCO”) of the Fund, receives compensation from the Fund for his or her services.

Certain officers of the Fund also serve as officers to one or more mutual funds to which SEI or its affiliates act as investment adviser, administrator or distributor.

The officers of the Fund have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor or until earlier resignation or removal.

ROBERT A. NESHER (Born: 1946)—President and Chief Executive Officer (since 2026)— See biographical information above under the heading “Interested Trustees.”

TIMOTHY D. BARTO (Born: 1968)—Vice President (since 2026)— General Counsel and Secretary of SIMC since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC since 1999. Vice President and Secretary of SEI Institutional Transfer Agent, Inc. from 2009 to 2024. Vice President of the Administrator from 1999 to 2024.

STEPHEN F. PANNER (Born: 1970)—Chief Compliance Officer (since 2026)— Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, The Advisors' Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Fund, Wilshire Private Assets Master Fund and Catholic Responsible Investments Funds since September 2022. Chief Compliance Officer of SEI Alternative Income Fund since 2023. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

STEPHEN G. MACRAE (Born: 1967)— Vice President (since 2026)— Director of Global Investment Product Management, January 2004 to present. Vice President of SEI Insurance Products Trust from 2013 to 2020.

KATHERINE MASON (Born: 1979)—Vice President and Assistant Secretary (since 2026)—Vice President and Assistant Secretary of SIMC since 2022. Consulting Attorney at Hirtle, Callaghan & Co. (investment company) from October 2021 to June 2022. Attorney at Stradley Ronon Stevens & Young, LLP (law firm) from September 2007 to July 2012.

DAVID F. MCCANN (Born: 1976)—Vice President and Secretary (since 2026)— General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. from 2020 to 2023. Vice President and Assistant Secretary of SIMC since 2008. Vice President and Assistant Secretary of SEI Insurance Products Trust from 2013 to 2020. Attorney at Drinker Biddle & Reath, LLP (law firm) from May 2005 to October 2008.

GLENN R. KURDZIEL (Born: 1974)— Treasurer and Chief Financial Officer (since 2026)— Controller and Chief Financial Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP and SEI Alternative Income Fund since August 2023. Assistant Controller of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust from 2017 to 2023. Assistant Controller of SEI Exchange Traded Funds from 2022 to 2023. Senior Manager of Funds Accounting of SEI Investments Global Funds Services from 2005 to 2023.

MARCI M. MORGAN (Born: 1980)—Anti-Money Laundering Compliance Officer and Privacy Officer (since 2026). Director of Anti-Money Laundering Compliance at SEI since May 2025. Director of Global Due Diligence at

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SEI from October 2023 to May 2025. Vice President of Regulatory Management at BNY Mellon Investment Servicing (formerly PNC Global Investment Servicing) from December 2001 to January 2006 and from April 2010 to February 2023.

MANAGEMENT

SEI Investments Management Corporation (referred to as "SIMC" or the "Adviser”) serves as the investment adviser for the Fund. SIMC is a wholly-owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. As of [XX], 2026, SIMC had approximately $[XX] billion in assets under management.

Advisory Agreement. The Fund and SIMC have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC provides the investment advisory services to the Fund.

The Investment Advisory Agreement sets forth a standard of care, pursuant to which the Adviser is responsible for performing services to the Fund, and also includes liability and indemnification provisions.

The continuance of the Investment Advisory Agreement after the first two (2) years must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or “interested persons” of any party thereto, cast in-person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Fund or by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to SIMC.

Because the Fund is new and has not yet commenced operations, it has not paid any management fees to SIMC under the Advisory Agreement.

Administrator, Transfer Agent, Custodian and Distributor

General. SEI Investments Global Funds Services, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Global Funds Services serves as the Fund’s administrator (the “Administrator”) and the Fund’s transfer agent (the “Transfer Agent”). SIMC, a wholly-owned subsidiary of SEI Investments Company (“SEI”), is the owner of all beneficial interest in the Administrator and Transfer Agent. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other funds.

Administration Agreement with the Fund. The Fund and the Administrator have entered into an administration and transfer agency agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Fund with certain services, among other responsibilities, administrative, tax, accounting services, portfolio compliance monitoring, and financial reporting for the maintenance and operations of the Fund. In addition, the Administrator makes available certain space, equipment, personnel and facilities to provide the services to the Fund.

For its administrative services, the Administrator receives a fee, which is calculated based upon the average daily net assets of the Fund and paid monthly by the Fund. As of the date of this SAI, the Fund has not commenced operations and, therefore, has not paid any administration fees to the Administrator.

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Custodian. [XXX] serves as custodian (the "Custodian") for the Fund. The Custodian maintains in separate accounts cash, securities and other assets of the Fund, keeps all necessary accounts and records, and provides other services. The Custodian is required, upon the order of the Fund, to deliver securities held by it, in its capacity as custodian, and to make payments for securities purchased by the Fund.

Distributor

The Fund and SEI Investments Distribution Co. (the “Distributor”) are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund’s shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The offering of the Fund’s Shares is continuous on a daily basis and the Distributor distributes the Fund Shares on a best efforts and agency basis (not as principal).

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Fund and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, by the holders of a majority of the outstanding voting securities of the Fund, upon not less than sixty (60) days’ written notice by either party.

Portfolio Management

Compensation. The Adviser compensates the portfolio managers for their management of the Fund. The portfolio managers’ compensation consists of a fixed annual salary, plus a discretionary annual bonus calculated on the following factors:

1	Fund performance relative to a return objective and/or benchmark index;

2.	SEI corporate performance typically based upon earnings per share for a fiscal year; and

3.	Individual performance relative to annual goals and objectives.

Ownership of Fund Shares. As of the date of this SAI, the portfolio managers do not beneficially own any shares of the Fund.

Other Accounts. As of [DATE], in addition to the Fund, the portfolio manager was responsible for the day-to-day management of certain other accounts, as listed below:

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	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)
Christopher Pettia	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]
Timothy Sauermelch	[XX]	$	[XX]	[XX]	$	[XX]	[XX]	$	[XX]

[No account listed above is subject to a performance-based advisory fee.]

Conflicts of Interests. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. [The other accounts include another closed-end registered investment company, portions of two U.S. registered high yield mutual funds and an Irish registered high yield fund (collectively, the “Other Accounts”).] The Other Accounts might have a similar investment objective as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers’ management of the Other Accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are reasonably designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the Other Accounts and to the possible detriment of the Fund. However, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund and the Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Accounts over the Fund. This conflict of interest may be exacerbated to the extent that the Adviser or the portfolio managers receive, or expect to receive, greater compensation from the management of the Other Accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objective and related restrictions and, as discussed above, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for an Other Account securities that differ in identity or quantity from securities bought for the Fund, such an approach might not be suitable for the Fund given its investment objective and related restrictions.

CODE OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, SIMC and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

[It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account certain factors as set forth below. The Fund’s purchases of Private Markets and Underlying Funds (as defined in the Prospectus) generally will not be subject to brokerage commissions. However, in some instances, some of its portfolio transactions (including investments in Underlying Funds by the Fund) may be subject to transaction expenses like brokerage commissions.

The Fund bears any commissions or spreads in connection with its portfolio transactions. The Fund has no obligation to deal with any dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, SIMC is responsible for placing orders to execute Fund transactions. In placing brokerage orders, it is the Fund’s policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. While SIMC generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Fund will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The Fund does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, SIMC may cause the Fund to select a broker based upon brokerage or research services provided to SIMC. SIMC may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.]

Section 28(e) of the 1934 Act (“Section 28(e)”) permits SIMC, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, SIMC believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund. In addition to agency transactions, SIMC may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information that assist in the valuation and pricing of investments. Examples of research-oriented services for which SIMC might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. SIMC may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by SIMC will be in addition to and not in lieu of the services

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required to be performed by SIMC under its Investment Advisory Agreement. Any advisory or other fees paid to SIMC are not reduced as a result of the receipt of research services.

In some cases SIMC may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, SIMC makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while SIMC will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, SIMC faces a potential conflict of interest, but SIMC believes that its respective allocation procedures are reasonably designed to ensure that they appropriately allocate the anticipated use of such services to their research and non-research uses.

Brokerage Commissions Paid

Because the Fund has not commenced operations as of the date of this SAI, no information regarding brokerage commissions paid is available.

Holdings of Securities of the Fund’s Regular Brokers and Dealers

The Fund is required to identify any securities of its “regular broker dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during its most recent fiscal year. Because the Fund has not commenced operations as of the date of this SAI, no information regarding holding of securities of its “regular broker dealers” is available.

REPURCHASE OFFERS

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

The Fund must maintain liquid assets equal to the repurchase offer amount from the time that the shareholder notification is sent to Shareholders until the repurchase pricing date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the repurchase offer amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the repurchase request deadline and the repurchase payment deadline. The Fund has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with these repurchase offer and the liquidity requirements. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Fund will take whatever action it deems appropriate to ensure compliance.

The Fund may cause a mandatory repurchase or redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, at NAV in accordance with the Declaration of Trust and Section 23 of the 1940 Act and Rule 23c-2 thereunder.

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PROXY VOTING POLICY AND PROXY VOTING RECORD

The Fund has delegated proxy voting responsibilities to SIMC, subject to the Board’s general oversight. As required by applicable regulations, SIMC must vote proxies in a manner consistent with the best interest of each investment advisory client who delegates voting responsibility to SIMC, which includes the Fund (each a “Client”) and must not place its own interests above those of its Clients. SIMC has adopted its own written proxy voting policies, procedures and guidelines that are reasonably designed to meet this purpose (the “Procedures”). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC has elected to retain an independent proxy voting service (the “Service”) to vote proxies with respect to its Clients. The Service votes proxies in accordance with guidelines (the “Proxy Guidelines”) approved by SIMC’s Proxy Voting Committee (the “Proxy Committee”) with certain limited exceptions as outlined below. The Proxy Guidelines set forth the manner in which SIMC will vote, or the manner in which SIMC shall determine how to vote, with respect to matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis and, in most cases, vote the proxies in accordance with the Proxy Guidelines.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Proxy Guidelines. SIMC retains the authority to overrule the Service’s recommendation in certain scenarios (as listed below) and instruct the Service to vote in a manner in variance with the Service’s recommendation:

Recommendations by Engagement Vendor. In addition to retaining the Service, SIMC has also engaged a third party vendor to assist with engagement services (the “Engagement Service”). The Engagement Service strives to help investors manage reputational risk and increase corporate accountability through proactive, professional and constructive engagement. It does so by collaborating with investors, facilitating avenues of active ownership (including direct, constructive dialogue with companies) and assisting with shareholder resolutions and proxy voting decisions. As a result of this process, the Engagement Service will at times provide SIMC with proxy voting recommendations that may conflict with the Proxy Guidelines.

Consideration of Supplemental Solicitation Materials Prior to Proxy Submission Deadline. In certain situations, SIMC may become aware (e.g., via the Service) that an issuer intends to file or has filed additional solicitation materials after SIMC has received the Service's voting recommendations but before the voting submission deadline. In such circumstances, the Proxy Committee will consider whether such materials would reasonably be expected to affect SIMC's voting determination. If the Proxy Committee determines that such materials may reasonably impact SIMC's voting determination, it shall convene to further consider such materials before voting proxies.

In all circumstances identified above, the Proxy Committee shall convene and adhere to the conflicts provisions of the Procedures. For any proposal where the Proxy Committee determines that SIMC does not have a material conflict of interest, the Proxy Committee may overrule the Service's recommendation if the Proxy Committee reasonably determines that doing so is in the best interest of the Clients. For any proposal where the Proxy Committee determines that SIMC has a material conflict of interest, SIMC must vote in accordance with the Service's recommendation unless it has first fully disclosed to each Client holding the security at issue the nature of the conflict and obtained each Client's consent as to how SIMC will vote on the proposal. If the Proxy Committee decides to overrule the Service's recommendation, the Proxy Committee shall maintain a written record setting forth the basis of its decision.

In some circumstances, SIMC may determine it is in the best interest of its Clients to abstain from voting certain proxies. These include (but are not necessarily limited to) the following circumstances:

•            Proxy Guidelines do not cover an issue;

•            The Service does not make a recommendation on the issue;

•            SIMC determines that the costs of voting exceed the expected benefits to Clients;

•            The accounts engage in securities lending;

•            The vote is subject to “share blocking,” which requires investors who intend to vote to surrender the right to dispose of their shares until after the shareholder meeting, potentially creating liquidity issues; and

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•            The Proxy Committee is unable to convene to determine whether the proposal would be in the Client’s best interests.

With respect to proxies of an affiliated investment company or series thereof, SIMC will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., “echo vote” or “mirror vote”).

With respect to proxies in foreign jurisdictions, certain countries or issuers may require SIMC to have a duly executed power of attorney in place with such country or issuer in order to vote a proxy. The Service may execute, on behalf of SIMC, power of attorney requirements in order to satisfy these requirements. Under circumstances where the issuer, not the jurisdiction, requires an issuer-specific, shareholder-specific or other limited power of attorney in order to vote a proxy, the Service will coordinate with SIMC in order to execute such power of attorney. In these instances, it may not be convenient or practicable to execute a power of attorney in sufficient time to vote proxies in that meeting, and SIMC may abstain from voting.

For each proxy, SIMC maintains all related records as required by applicable law. The Fund is required to file how all proxies were voted with respect to portfolio securities held by the Fund. A Client may obtain, without charge, a copy of SIMC’s Procedures and Proxy Guidelines, or information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456 or on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [DATE], [XX], owned of record or beneficially 5% or more of the outstanding Shares of the Fund. [XX] provided the initial investment in the Fund and thus owns greater than 25% of the Fund’s outstanding shares as of [DATE]. For so long as [XX] has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[XX], located at [XX], is the Fund’s independent registered public accounting firm and audits the Fund’s financial statements and performs other audit related services.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 2222 Market Street, Philadelphia, Pennsylvania 19103, is counsel to the Fund and has passed upon the validity of the Fund’s Shares.

FINANCIAL STATEMENTS

[INSERT SEED FINANCIAL STATEMENTS]

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APPENDIX A

[PROXY VOTING POLICIES AND PROCEDURES]

The Funds have delegated proxy voting responsibilities to SIMC, subject to the Board’s general oversight. As required by applicable regulations, SIMC must vote proxies in a manner consistent with the best interest of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a “Client”) and must not place its own interests above those of its Clients. SIMC has adopted its own written proxy voting policies, procedures and guidelines that are reasonably designed to meet this purpose (the “Procedures”). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC has elected to retain an independent proxy voting service (the “Service”) to vote proxies with respect to its Clients. The Service votes proxies in accordance with guidelines (the “Proxy Guidelines”) approved by SIMC’s Proxy Voting Committee (the “Proxy Committee”) with certain limited exceptions as outlined below. The Proxy Guidelines set forth the manner in which SIMC will vote, or the manner in which SIMC shall determine how to vote, with respect to matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis and, in most cases, vote the proxies in accordance with the Proxy Guidelines.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Proxy Guidelines. SIMC retains the authority to overrule the Service’s recommendation in certain scenarios (as listed below) and instruct the Service to vote in a manner in variance with the Service’s recommendation:

●	Requests by Sub-Advisers to Direct Proxy Votes. Sub-Advisers retained by SIMC to manage the Funds may contact SIMC with requests that SIMC direct a proxy vote in a particular solicitation which would differ from the Service’s recommendation.

●	Recommendations by Engagement Vendor. In addition to retaining the Service, SIMC has also engaged a third party vendor to assist with engagement services (the “Engagement Service”). The Engagement Service strives to help investors manage reputational risk and increase corporate accountability through proactive, professional and constructive engagement. It does so by collaborating with investors, facilitating avenues of active ownership (including direct, constructive dialogue with companies) and assisting with shareholder resolutions and proxy voting decisions. As a result of this process, the Engagement Service will at times provide SIMC with proxy voting recommendations that may conflict with the Proxy Guidelines. Recommendations from the Engagement Service to potentially override the Service’s recommendation are expected to be limited to companies with which the Engagement Service is engaged on SIMC's behalf, and limited to proxy matters that bear on the subject of the engagement with that issuer.

In all circumstances identified above, the Proxy Committee shall convene and adhere to the conflicts provisions of the Procedures. For any proposal where the Proxy Committee determines that SIMC does not have a material conflict of interest, the Proxy Committee may overrule the Service’s recommendation if the Proxy Committee reasonably determines that doing so is in the best interest of the Clients. For any proposal where the Proxy Committee determines that SIMC has a material conflict of interest, SIMC must vote in accordance with the Service’s recommendation unless it has first fully disclosed to each Client holding the security at issue the nature of the conflict and obtained each Client’s consent as to how SIMC will vote on the proposal. If the Proxy Committee decides to overrule the Service’s recommendation, the Proxy Committee shall maintain a written record setting forth the basis of its decision.

In some circumstances, SIMC may determine it is in the best interest of its Clients to abstain from voting certain proxies. These include (but are not necessarily limited to) the following circumstances:

●	Proxy Guidelines do not cover an issue;

●	The Service does not make a recommendation on the issue;

●	SIMC determines that the costs of voting exceed the expected benefits to Clients;

●	The accounts engage in securities lending;

●	The vote is subject to “share blocking,” which requires investors who intend to vote to surrender the right to dispose of their shares until after the shareholder meeting, potentially creating liquidity issues; and

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●	The Proxy Committee is unable to convene to determine whether the proposal would be in the Client’s best interests.

With respect to proxies of an affiliated investment company or series thereof, SIMC will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., “echo vote” or “mirror vote”).

With respect to proxies in foreign jurisdictions, certain countries or issuers may require SIMC to have a duly executed power of attorney in place with such country or issuer in order to vote a proxy. The Service may execute, on behalf of SIMC, power of attorney requirements in order to satisfy these requirements. Under circumstances where the issuer, not the jurisdiction, requires an issuer-specific, shareholder-specific or other limited power of attorney in order to vote a proxy, the Service will coordinate with SIMC in order to execute such power of attorney. In these instances, it may not be convenient or practicable to execute a power of attorney in sufficient time to vote proxies in that meeting, and SIMC may abstain from voting.

For each proxy, SIMC maintains all related records as required by applicable law. The Trust is required to file how all proxies were voted with respect to portfolio securities held by the Funds. A Client may obtain, without charge, a copy of SIMC’s Procedures and Proxy Guidelines, or information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456 or on the SEC’s website at http://www.sec.gov.

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PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), will be filed as part of the Statement of Additional Information.

(2)	Exhibits:
	(a)	(1) Certificate of Trust, dated April 20, 2026.
(2) Agreement and Declaration of Trust, dated April 20, 2026.
	(b)	By-laws, dated April 20, 2026.
	(c)	Not applicable.
	(d)	See portions of the Declaration of Trust and By-Laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.
	(e)	Dividend Reinvestment Plan to be filed by amendment.
	(f)	Not applicable.
	(g)	Investment Advisory Agreement, dated [XX], between the Registrant and SEI Investments Management Corporation (the “Adviser”) to be filed by amendment.
	(h)	Distribution Agreement, dated [XX], between the Registrant and SEI Investments Distribution Co. (the “Distributor”), to be filed by amendment.
	(i)	Not applicable.
	(j)	Custody Agreement, dated [XX] between the Registrant and [XX] to be filed by amendment.
	(k)	(1) Transfer Agency Agreement, dated [XX], between the Registrant and SEI Transfer Agency and Registrar Services, Inc. to be filed by amendment.
(2) Administration Agreement, dated [XX], between the Registrant and SEI Investments Global Fund Services, Inc. (the “Administrator”) to be filed by amendment.
(3) Expense Limitation Agreement, dated [XX], between the Registrant and the Adviser to be filed by amendment.
	(l)	Opinion and Consent of Morgan, Lewis & Bockius LLP, to be filed by amendment.
	(m)	Not applicable.
	(n)	Consent of Independent Registered Public Accounting Firm, to be filed by amendment.
	(o)	Not applicable.
	(p)	Initial Capital Agreement, dated [XX], to be filed by amendment.
	(q)	Not applicable.
	(r)	(1) Code of Ethics of the Registrant to be filed by amendment.
(2) Code of Ethics of the Adviser to be filed by amendment.
(3) Code of Ethics of the Distributor to be filed by amendment.

	(4)	Code of Ethics of the Administrator to be filed by amendment.
(s)	(1)	Powers of Attorney for Messrs. James M. Williams, Robert A. Nesher, James B. Taylor, Dennis McGonigle and Thomas Melendez and Mses. Christine Reynolds, Eli Powell Niepoky, Kimberly Walker, Nina Lesavoy and Susan C. Cote.
	(2)	Power of Attorney for Glenn Kurdziel is filed herewith.
	(3)	Resolution adopted by the Board of Trustees of the Registrant.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus that forms a part of this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance or Distribution

All figures are estimates:

Registration fees	$	[XX]
Printing and engraving fees	$	[XX]
Accounting fees and expenses	$	[XX]
Legal fees and expense	$	[XX]
Total Fees	$	[XX]

Item 28. Persons Controlled by or Under Common Control with the Registrant

The information in the Statement of Additional Information under the headings "Control Persons and Principal Shareholders" and "Trustees and Officers of the Fund" is incorporated by reference.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of [XX] of the class of securities of the Registrant.:

Number of
Title of Class	Record Holders
Class [XX] Shares	[XX]

Item 30. Indemnification

To be provided by amendment.

Item 31. Business and Other Connections of Investment Advisor

SEI Investments Management Corporation serves as investment adviser for the Registrant. The principal address of the Adviser is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of [DATE]. [To be updated by amendment]

Item 32. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of SEI Investments

Management Corporation, One Freedom Valley Drive, Oaks, PA 19456, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, PA 19456, SEI Transfer Agency and Registrar Services, Inc, One Freedom Valley Drive, Oaks, PA 19456, [XX], and [XX]. [To be updated by amendment]

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1)	Not applicable.

(2)	Not applicable.

(3)	The Registrant undertakes:

	(a)	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

		(1)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (“Securities Act”);

		(2)	To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

		(3)	To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement

	(b)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

	(c)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

	(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

		(1)	If the Registrant is relying on Rule 430B:

(i) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

	(2)	If the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	That for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	Free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3)	The portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	Not applicable.

(5)	Not applicable.

(6)	Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

(7)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 to be signed on its behalf by the undersigned, duly authorized, in the City of Oaks, Commonwealth of Pennsylvania, on the 13th day of August, 2026.

SEI Carlyle Private Markets Fund
(Registrant)

By:	/s/ Robert A. Nesher
Robert A. Nesher
Trustee and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment to the Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the date(s) indicated.

*	Trustee	August 13, 2026
Nina Lesavoy

*	Trustee	August 13, 2026
James M. Williams

*	Trustee	August 13, 2026
Susan C. Cote

*	Trustee	August 13, 2026
James B. Taylor

*	Trustee	August 13, 2026
Christine Reynolds

*	Trustee	August 13, 2026
Dennis McGonigle

*	Trustee	August 13, 2026
Thomas Melendez

*	Trustee	August 13, 2026
Kimberly Walker

*	Trustee	August 13, 2026
Eli Niepoky

/s/ Robert A. Nesher	Trustee and President	August 13, 2026
Robert A. Nesher

/s/ Glenn R. Kurdziel	Controller & Chief Financial Officer	August 13, 2026
Glenn R. Kurdziel

*By: /s/ Robert A. Nesher
Robert A. Nesher
Attorney-in-Fact

EXHIBIT INDEX

(s)(2)	Power of Attorney for Glenn Kurdziel